UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual  Report
October 31, 2023
Columbia Strategic California Municipal Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Strategic California Municipal Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic California Municipal Income Fund  |    Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, with a focus on income exempt from federal income tax and California individual income tax and capital appreciation.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended October 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/16/86	0.89	-0.79	1.54
	Including sales charges		-2.13	-1.39	1.24
Advisor Class		03/19/13	1.09	-0.55	1.78
Class C	Excluding sales charges	08/01/97	0.38	-1.26	1.07
	Including sales charges		-0.59	-1.26	1.07
Institutional Class		09/19/05	1.09	-0.56	1.77
Institutional 2 Class*		03/01/16	1.09	-0.57	1.73
Institutional 3 Class*		03/01/17	1.16	-0.50	1.74
Bloomberg California Municipal Bond Index			2.72	1.03	2.24
Bloomberg Municipal Bond Index			2.64	1.00	2.12
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg California Municipal Bond Index is a subset of the Bloomberg Municipal Bond Index consisting solely of bonds issued by obligors located in the state of California.
The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 31, 2013 — October 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic California Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2023)
AAA rating	0.5
AA rating	27.7
A rating	24.5
BBB rating	18.4
BB rating	2.5
Not rated	26.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended October 31, 2023, Class A shares of Columbia Strategic California Municipal Income Fund returned 0.89% excluding sales charges. Institutional Class shares of the Fund returned 1.09%. The Fund’s benchmark, the Bloomberg California Municipal Bond Index, returned 2.72%. The Bloomberg Municipal Bond Index, which is national in scope, returned 2.64%.
Market overview
Municipal bonds delivered positive performance in the early part of the 12-month period, closing out a tumultuous 2022 and starting 2023 with a strong rally that was driven by high hopes for an end to the aggressive interest-rate hiking campaign by the U.S. Federal Reserve (Fed). Unfortunately, sentiment quickly unwound in February, as the market reconsidered the persistence of inflation and a consistently strong labor market. A more hawkish Fed led to a sell-off in rates, sending the 10-Year Treasury yield nearly 15 basis points (bps) higher from where it started in 2023. (A basis point is 1/100 of one percent.) In March, an unforeseen banking crisis unfolded, partially driven by higher interest rates. The weakness in the banking sector indicated the potential for additional downside risk to economic growth. In its late-March 2023 meeting, the Fed pushed through another 25 bps hike, but moderated its stance, signaling that we were closer to a pause, despite the data.
Treasury and municipal interest rates rose during the second quarter of 2023, as the regional banking crisis settled down, and the focus on the Fed’s tightening policy reignited. For the first time since it started hiking in March 2022, the Fed did not raise rates at its June meeting. Fed Chairman Powell took a hawkish stance and communicated the need to continue tightening and the possibility of rates remaining higher for longer. The Treasury and municipal markets experienced significant sell-offs in the third quarter of 2023, with the 10-year Treasury yield rising and municipal yields following a similar but more pronounced path. Treasury and municipal yields reached multi-year highs. Inflation remained stubbornly elevated, despite the Fed’s aggressive rate-hiking cycle. The Fed hiked rates 25 bps in July 2023 and indicated there may be one additional hike by year end. Municipal market yields increased in the final month of the period, the fourth consecutive month of rising rates. Nearly every segment of the market — credit quality, maturity, sector and state — delivered negative performance.
Investor aversion to interest-rate sensitive fixed income saw outflows from most fixed-income segments in favor of attractive rates on cash and cash-like instruments. Flows into money market funds and CDs, and out of most actively managed fixed-income mutual funds, particularly those on the long end of the curve, were a sustained theme over the 12-month period. That said, the much higher yields municipal bonds offer now versus one year ago, or even just a few months ago, make municipals a much more attractive investment option, particularly as we believe we are at or near the end of the Fed’s interest rate hiking cycle. Fundamentals across most sectors remained healthy, and defaults were low by historical standards. A small number of sectors, such as hospitals and continuing care retirement communities saw some weakening in their fundamentals. In addition, while U.S. states are sensitive to a possible economic slowdown or a capital market sell-off, many appeared relatively well positioned due to ongoing strengths in the economy and labor market along with high cash cushions, budget reserves, support from federal aid and relatively strong tax collections. Also, many states have managed recent budget surpluses conservatively in anticipation of a potential economic slowdown. However, a number of states, such as California and New York, have forecasted budget deficits in the coming years, and the municipal market may face additional pressures if the economy slows, and unemployment rises.
California’s economy performed relatively well, despite headwinds from inflation and rising rates. State GDP is expected to grow at a comparable level to the national average and, despite the unemployment rate of 4.8% trending above the 3.9% national rate, the state’s employment has surpassed pre-pandemic levels. The strong employment levels have been driven by the technology and health care industries. However, California is facing growing economic headwinds with a persistently high cost of housing and registering the first year of population decline, albeit very modestly, following decades of population growth. Fiscally, California remained in an overall sound position, but headwinds are increasing. The state’s highly progressive income tax structure resulted in record level tax collections through 2022. However, as equity and fixed-income market valuations have deteriorated, the state’s tax revenue performance has also deteriorated. Positively, California has learned from its experience during the 2008-09 Great Recession and has created budget guardrails to improve state budget stability through the full economic cycle. Some notable attributes that differentiate California’s fiscal outlook today from a decade ago include prudent setting aside of record level tax revenue collections towards budget and supplemental pension
Columbia Strategic California Municipal Income Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
contributions that have the effect of increasing the rate of amortization of unfunded pension liabilities. Voters have also enacted various new budget laws that limit the amount of tax revenue outperformance the state is able to spend, in addition to creating budget laws that automatically funnel outperformance of capital gains taxes into multiple different budget reserves.
The Fund’s notable detractors during the period
•	The primary detractor from the Fund’s performance during the period was a position in the bonds of the Puerto Rico Electric Power Authority. The utility company entered bankruptcy in July 2017 with just over $8 billion in outstanding debt. In late June 2023, the bankruptcy court issued a surprise ruling that bondholders can claim just a percentage of the outstanding debt’s value that was much lower than expected. Bondholders have begun to work on an appeal.
•	Security selection in tobacco bonds, and bonds rated A and BBB also detracted from the Fund’s results.
•	Overweighted allocations relative to the benchmark in municipal bonds with maturities of 30 years and longer and in airport bonds further weighed on the Fund’s relative performance.
The Fund’s notable contributors during the period
•	The Fund’s overweighted positions in lower quality bonds, specifically in non-rated and BBB rated municipal bonds, were key contributors to Fund performance versus its benchmark.
•	Security selection in the special tax, charter school and hospital sectors, along with selections in municipal bonds with maturities of 22-25 years and in AAA rated bonds also benefited Fund performance during the period.
Derivatives usage
The Fund employed U.S. Treasury futures at various times during the period to manage duration. The impact on results was modestly negative.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2023 — October 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	926.10	1,021.76	3.58	3.76	0.73
Advisor Class	1,000.00	1,000.00	927.10	1,022.78	2.60	2.73	0.53
Class C	1,000.00	1,000.00	923.80	1,019.21	6.03	6.33	1.23
Institutional Class	1,000.00	1,000.00	927.10	1,022.78	2.60	2.73	0.53
Institutional 2 Class	1,000.00	1,000.00	927.20	1,022.78	2.60	2.73	0.53
Institutional 3 Class	1,000.00	1,000.00	927.40	1,023.03	2.36	2.47	0.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	7

Portfolio of Investments
October 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.5%
Issue Description	Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.5%
City of Murray(a),(b)
Revenue Bonds
IHC Health Services, Inc.
Series 2005A (JPMorgan Chase Bank)
05/15/2037	3.870%	600,000	600,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	3.950%	1,100,000	1,100,000
Total			1,700,000
Total Floating Rate Notes (Cost $1,700,000)			1,700,000

Municipal Bonds 98.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 4.2%
City of Los Angeles Department of Airports(c)
Refunding Revenue Bonds
Green Bonds
Subordinated Series 2023
05/15/2037	5.000%	1,630,000	1,631,637
Revenue Bonds
Los Angeles International Airport
Subordinated Series 2017
05/15/2041	5.000%	1,500,000	1,456,145
San Diego County Regional Airport Authority(c)
Revenue Bonds
Private Activity
Series 2023
07/01/2048	5.000%	2,500,000	2,397,264
San Francisco City & County Airport Commission - San Francisco International Airport(c)
Refunding Revenue Bonds
SFO Fuel Co., LLC
Series 2019
01/01/2047	5.000%	1,000,000	959,364
Revenue Bonds
San Francisco International Airport
Series 2016
05/01/2041	5.000%	1,305,000	1,265,472
Unrefunded Revenue Bonds
Series 2014A
05/01/2044	5.000%	3,000,000	2,870,236
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Francisco City & County Airport Commission-San Francisco International Airport(c),(d)
Refunding Revenue Bonds
Second Series 2023C
05/01/2048	5.750%	3,000,000	3,117,458
Total			13,697,576
Charter Schools 8.9%
California Infrastructure & Economic Development Bank
Revenue Bonds
Equitable School Revolving Fund
Series 2022
11/01/2057	5.000%	3,000,000	2,727,130
California Infrastructure & Economic Development Bank(e)
Revenue Bonds
WFCS Portfolio Project
Series 2021
01/01/2056	5.000%	1,300,000	916,585
Wonderful Foundations Charter School Portfolio Projects
Series 2020
01/01/2055	5.000%	2,200,000	1,558,367
California Infrastructure & Economic Development Bank(e),(f)
Revenue Bonds
WFCS Portfolio Project
Subordinated Series 2021
01/01/2061	0.000%	19,500,000	832,094
California Public Finance Authority
Revenue Bonds
Laverne Elementary Prep Academy Project
Series 2019
06/15/2039	5.000%	870,000	758,548
06/15/2049	5.000%	1,400,000	1,135,109
California School Finance Authority(e)
Refunding Revenue Bonds
Classical Academies Oceanside Project
Series 2022
10/01/2061	5.000%	3,500,000	2,950,629
Ivy Academia Project
Series 2021A
06/01/2061	4.000%	1,000,000	597,612
Revenue Bonds
Alliance College-Ready Public Schools
Series 2015
07/01/2035	5.000%	3,010,000	2,977,297
07/01/2045	5.000%	1,705,000	1,525,151
Aspire Public Schools
Series 2022
08/01/2061	5.000%	4,000,000	3,456,665
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Girls Athletic Leadership School
Series 2021
06/01/2051	4.000%	1,000,000	645,262
06/01/2061	4.000%	2,890,000	1,749,670
Green Dot Public School Project
Series 2015A
08/01/2035	5.000%	1,510,000	1,508,372
Series 2018
08/01/2048	5.000%	1,750,000	1,535,909
Hawking Steam Charter School Project
Series 2022
07/01/2062	5.500%	1,775,000	1,579,218
KIPP Los Angeles Projects
Series 2014A
07/01/2044	5.125%	1,000,000	950,410
Series 2015A
07/01/2045	5.000%	1,000,000	929,231
Santa Clarita Valley International School Project
Series 2021
06/01/2061	4.000%	1,175,000	761,549
Total			29,094,808
Disposal 0.2%
California Municipal Finance Authority(c)
Revenue Bonds
Republic Services, Inc. Project
Series 2023 (Mandatory Put 09/01/33)
08/31/2053	4.375%	750,000	710,546
Higher Education 4.7%
California Educational Facilities Authority
Refunding Revenue Bonds
Loma Linda University
Series 2017A
04/01/2047	5.000%	4,250,000	4,109,630
University of the Pacific
Series 2015
11/01/2036	5.000%	2,000,000	2,008,638
California Public Finance Authority(e)
Revenue Bonds
California University of Science and Medicine
Series 2019
07/01/2054	6.250%	3,000,000	3,059,734
California Statewide Communities Development Authority(e)
Revenue Bonds
California Baptist University
Series 2014A
11/01/2043	6.375%	3,000,000	3,001,010
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lancer Plaza Project
Series 2013
11/01/2033	5.625%	1,400,000	1,386,830
11/01/2043	5.875%	1,875,000	1,766,838
Total			15,332,680
Hospital 14.6%
California Health Facilities Financing Authority
Refunding Revenue Bonds
El Camino Hospital
Series 2015A
02/01/2040	5.000%	2,000,000	1,988,514
PIH Health
Series 2020A
06/01/2050	4.000%	4,500,000	3,535,687
Revenue Bonds
City of Hope Obligated Group
Series 2019
11/15/2045	4.000%	8,000,000	6,533,566
El Camino Hospital
Series 2017
02/01/2047	5.000%	4,000,000	3,930,781
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	7,000,000	6,272,745
Subordinated Series 2020A-2
11/01/2051	4.000%	1,000,000	851,781
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2047	5.000%	2,000,000	1,885,102
Revenue Bonds
Clincas Del Camino Real, Inc.
Series 2020
03/01/2050	4.000%	5,000,000	3,248,466
California Public Finance Authority
Refunding Revenue Bonds
Henry Mayo Newhall Memorial Hospital
Series 2017
10/15/2047	5.000%	4,000,000	3,638,281
California Statewide Communities Development Authority
Refunding Revenue Bonds
Adventist Health System
Series 2018
03/01/2042	4.000%	5,000,000	4,178,323
Adventist Health System West
Series 2015
03/01/2035	5.000%	1,850,000	1,859,362

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Loma Linda University Medical Center
Series 2014
12/01/2054	5.500%	2,660,000	2,530,356
California Statewide Communities Development Authority(e)
Revenue Bonds
Loma Linda University Medical Center
Series 2018
12/01/2058	5.500%	3,000,000	2,740,030
City of Upland
Refunding Certificate of Participation
San Antonio Regional Hospital
Series 2017
01/01/2042	4.000%	3,000,000	2,366,905
Regents of the University of California Medical Center
Revenue Bonds
Series 2022P
05/15/2053	4.000%	2,500,000	2,121,039
Washington Township Health Care District
Refunding Revenue Bonds
Series 2019A
07/01/2048	4.000%	500,000	371,046
Total			48,051,984
Human Service Provider 1.7%
California Municipal Finance Authority
Refunding Revenue Bonds
Harbor Regional Center Project
Series 2015
11/01/2039	5.000%	2,000,000	2,020,888
Inland Regional Center Project
Series 2015
06/15/2045	5.000%	3,500,000	3,518,044
Total			5,538,932
Local Appropriation 0.7%
City of Modesto
Certificate of Participation
Community Center Refinancing Project
Series 1993A (AMBAC)
11/01/2023	5.000%	295,000	295,001
Sacramento City Schools Joint Powers Financing Authority
Refunding Revenue Bonds
Series 2006A (BAM)
03/01/2040	5.000%	2,000,000	2,003,327
Total			2,298,328
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 13.4%
Alameda Unified School District-Alameda County
Unlimited General Obligation Bonds
Election of 2014
Series 2019C
08/01/2042	3.000%	1,000,000	722,568
Carlsbad Unified School District
Unlimited General Obligation Bonds
Election of 2018
Series 2019A
08/01/2048	3.125%	2,750,000	1,953,457
Series 2021B
08/01/2046	3.000%	3,175,000	2,184,513
08/01/2050	2.375%	3,000,000	1,639,730
Cerritos Community College District
Unlimited General Obligation Bonds
Series 2019C
08/01/2044	3.000%	5,000,000	3,609,783
Chaffey Joint Union High School District(f)
Unlimited General Obligation Bonds
Series 2019D
08/01/2034	0.000%	500,000	310,186
08/01/2035	0.000%	660,000	388,082
08/01/2036	0.000%	1,000,000	553,013
Coast Community College District(f)
Unlimited General Obligation Bonds
Election of 2012
Series 2019F
08/01/2041	0.000%	2,125,000	830,626
08/01/2043	0.000%	7,250,000	2,513,594
Compton Unified School District(f)
Unlimited General Obligation Bonds
Compton Unified School District
Series 2019B (BAM)
06/01/2036	0.000%	2,750,000	1,465,200
Conejo Valley Unified School District(f)
Unlimited General Obligation Bonds
Series 2015A (AGM)
08/01/2029	0.000%	1,650,000	1,278,005
08/01/2030	0.000%	1,000,000	733,345
East Side Union High School District
Unlimited General Obligation Refunding Bonds
Series 2003B (NPFGC)
08/01/2026	5.250%	360,000	374,021
El Monte Union High School District(f)
Unlimited General Obligation Bonds
Series 2021E
06/01/2046	0.000%	2,765,000	797,368
Fremont Union High School District
Unlimited General Obligation Bonds
Series 2021A
08/01/2037	3.000%	2,045,000	1,651,866

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Glendale Community College District(f)
Unlimited General Obligation Bonds
Series 2020B
08/01/2044	0.000%	1,550,000	481,829
02/01/2045	0.000%	1,250,000	376,424
Long Beach Unified School District(f)
Unlimited General Obligation Bonds
Series 2015D-1
08/01/2032	0.000%	1,500,000	1,004,205
Manteca Unified School District(f)
Unlimited General Obligation Bonds
Capital Appreciation - Election of 2004
Series 2006 (NPFGC)
08/01/2032	0.000%	5,440,000	3,692,093
Monterey Peninsula Community College District(f)
Unlimited General Obligation Refunding Bonds
Series 2016
08/01/2032	0.000%	3,500,000	2,381,533
08/01/2033	0.000%	2,000,000	1,295,648
Mount San Antonio Community College District(f)
Unlimited General Obligation Bonds
Election of 2008
Series 2021E
08/01/2046	0.000%	8,230,000	2,499,245
Pomona Unified School District(f)
Unlimited General Obligation Bonds
Series 2016G (AGM)
08/01/2033	0.000%	1,000,000	642,904
08/01/2034	0.000%	1,610,000	992,520
Poway Unified School District(f)
Unlimited General Obligation Bonds
Improvement District No. 2007-1-A
Series 2009
08/01/2030	0.000%	2,295,000	1,730,431
San Diego Unified School District(f)
Unlimited General Obligation Bonds
Capital Appreciation Bonds
Series 2016I
07/01/2034	0.000%	5,000,000	3,009,330
San Diego Unified School District
Unlimited General Obligation Bonds
Series 2019B
07/01/2048	3.250%	5,000,000	3,600,385
Sierra Kings Health Care District
Unlimited General Obligation Refunding Bonds
Series 2015
08/01/2037	5.000%	1,500,000	1,448,421
Total			44,160,325
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multi-Family 14.1%
California Community Housing Agency(e)
Revenue Bonds
Junior Bonds
Series 2021A-2
02/01/2043	4.000%	3,000,000	2,303,185
The Arbors
Series 2020A
08/01/2050	5.000%	3,500,000	2,915,280
California Housing Finance Agency
Revenue Bonds
Series 2021-1A
11/20/2035	3.500%	4,379,684	3,790,370
California Municipal Finance Authority
Refunding Revenue Bonds
Caritas Projects
Series 2017A
08/15/2042	4.000%	1,000,000	844,087
Revenue Bonds
Bowles Hall Foundation
Series 2015A
06/01/2050	5.000%	1,250,000	1,154,912
Caritas Affordable Housing
Series 2014
08/15/2049	5.250%	3,500,000	3,441,710
Subordinated Series 2014
08/15/2049	5.875%	1,000,000	946,056
CMFA Special Finance Agency(e)
Revenue Bonds
Junior Bonds - Latitude33
Series 2021A
12/01/2045	4.000%	3,000,000	2,146,420
Junior Bonds - Solana at Grand
Series 2021A-2
08/01/2045	4.000%	3,000,000	2,200,155
CMFA Special Finance Agency VIII(e)
Revenue Bonds
Elan Huntington Beach
Series 2021
08/01/2047	4.000%	1,900,000	1,410,458
CSCDA Community Improvement Authority(e)
Revenue Bonds
Jefferson-Anaheim Social Bonds
Series 2021
08/01/2056	3.125%	2,500,000	1,526,671
Parallel-Anaheim Social Bonds
Series 2021
08/01/2056	4.000%	1,760,000	1,198,340

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pasadena Portfolio Social Bonds
Series 2021
12/01/2056	3.000%	2,000,000	1,186,058
12/01/2056	4.000%	1,000,000	638,793
Social Bonds
Series 2021A-2
10/01/2056	4.000%	3,000,000	1,946,030
Social Bonds - Mezzanine Lien - 777 Place-Pomona
Series 2021
05/01/2057	4.000%	2,000,000	1,258,673
Social Bonds - Mezzanine Lien - Park Crossing Apartments
Series 2021
12/01/2048	4.000%	2,000,000	1,305,722
Social Bonds - Mezzanine Lien - Westgate Phase 1-Pasadena
Series 2021
06/01/2057	4.000%	2,000,000	1,177,183
Social Bonds - Millennium South Bay-Hawthorne
Series 2021
07/01/2058	4.000%	2,000,000	1,221,641
Social Bonds - Monterey Station-Pomona
Series 2021
07/01/2058	4.000%	2,000,000	1,214,686
Social Bonds - Senior Lien - Park Crossing Apartments
Series 2021
12/01/2058	3.250%	1,500,000	872,863
The Link - Glendale Social Bonds
Subordinated Series 2021
07/01/2056	4.000%	3,500,000	2,227,206
Union South Bay Social Bonds
Series 2021
07/01/2056	4.000%	2,000,000	1,308,370
Federal Home Loan Mortgage Corp. Multifamily ML Certificates
Revenue Bonds
Series 2019-ML05
11/25/2033	3.350%	3,752,757	3,196,099
Freddie Mac Multifamily Certificates
Revenue Bonds
Series 2021-ML10 Class A (FHLMC)
06/25/2038	2.046%	2,431,646	1,692,447
Hastings Campus Housing Finance Authority
Revenue Bonds
Green Bonds
Series 2020A
07/01/2061	5.000%	4,000,000	3,060,759
Total			46,184,174
Municipal Power 1.3%
Guam Power Authority(g)
Refunding Revenue Bonds
Series 2022A
10/01/2043	5.000%	3,000,000	2,801,785
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Electric Power Authority(g),(h)
Revenue Bonds
Series 2010XX
07/01/2040	0.000%	1,965,000	491,250
Series 2012A
07/01/2042	0.000%	4,250,000	1,062,500
Total			4,355,535
Other Bond Issue 0.6%
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2040	5.000%	2,000,000	1,891,626
Prepaid Gas 3.7%
California Community Choice Financing Authority
Revenue Bonds
Green Bonds - Clean Energy Project
Series 2023 (Mandatory Put 03/01/31)
01/31/2054	5.000%	7,000,000	6,973,452
Series 2023 (Mandatory Put 08/01/29)
12/01/2053	5.000%	1,000,000	993,451
California Community Choice Financing Authority(i)
Revenue Bonds
Green Bonds - Clean Energy Project
Series 2023 (Mandatory Put 11/01/30)
09/30/2054	5.500%	3,000,000	3,090,045
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2034	7.000%	1,000,000	1,162,473
Total			12,219,421
Refunded / Escrowed 1.4%
California School Finance Authority(e)
Prerefunded 07/01/25 Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	1,000,000	1,041,049
07/01/2046	6.375%	155,000	160,326
Prerefunded 08/01/25 Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2041	5.000%	150,000	153,083
Glendale Unified School District(f)
Prerefunded 09/01/25 Unlimited General Obligation Bonds
Series 2015B
09/01/2031	0.000%	1,900,000	1,356,761
Prerefunded 09/01/25 Unlimited General Obligation Refunding Bonds
Series 2015B
09/01/2032	0.000%	1,000,000	679,804

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Riverside Community College District(f)
Prerefunded 02/01/25 Unlimited General Obligation Bonds
Election of 2004
Series 2015E
08/01/2030	0.000%	600,000	446,346
08/01/2031	0.000%	1,000,000	706,092
Total			4,543,461
Resource Recovery 0.0%
California Municipal Finance Authority(c),(e),(h)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011
12/01/2032	0.000%	2,745,000	54,900
Retirement Communities 3.9%
California Municipal Finance Authority
Refunding Revenue Bonds
HumanGood Obligation Group
Series 2019A
10/01/2044	4.000%	2,500,000	2,021,244
Revenue Bonds
HumanGood California Obligated Group
Series 2021
10/01/2046	4.000%	2,000,000	1,580,655
10/01/2049	4.000%	2,500,000	1,931,026
California Public Finance Authority(e)
Revenue Bonds
Enso Village Project - Green Bonds
Series 2021
11/15/2046	5.000%	1,000,000	823,108
11/15/2056	5.000%	1,000,000	782,622
California Statewide Communities Development Authority
Refunding Revenue Bonds
American Baptist Homes West
Series 2015
10/01/2045	5.000%	3,155,000	2,860,068
Front Porch Communities & Services
Series 2017
04/01/2047	4.000%	1,750,000	1,376,315
Series 2021
04/01/2046	3.000%	1,000,000	656,752
04/01/2051	3.000%	1,250,000	767,778
Total			12,799,568
Sales Tax 3.9%
Commonwealth of Puerto Rico(f),(g)
Revenue Notes
Series 2022
11/01/2051	0.000%	1,945,522	984,921
Subordinated Series 2022
11/01/2043	0.000%	876,694	436,155
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Sales Tax Financing Corp.(f),(g)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	27,900,000	6,915,749
Puerto Rico Sales Tax Financing Corp.(g)
Revenue Bonds
Series 2019A1
07/01/2058	5.000%	5,000,000	4,365,039
Total			12,701,864
Special Non Property Tax 0.1%
Puerto Rico Highway & Transportation Authority(f),(g)
Revenue Bonds
Series 2022B
07/01/2032	0.000%	198,983	126,852
Series 2022C
07/01/2053	0.000%	340,377	217,842
Total			344,694
Special Property Tax 8.4%
Bakersfield Redevelopment Agency
Tax Allocation Bonds
Old Town Kern Pioneer
Series 2009A
08/01/2029	7.500%	915,000	916,880
Southeast Bakersfield
Series 2009B
08/01/2029	7.250%	430,000	430,860
Chula Vista Municipal Financing Authority
Refunding Special Tax Bonds
Series 2015A
09/01/2035	5.000%	2,460,000	2,500,322
09/01/2036	5.000%	2,435,000	2,468,577
City & County of San Francisco Infrastructure & Revitalization Financing District No. 1(e)
Tax Allocation Bonds
Facilities Increment - Treasure Island
Series 2022
09/01/2052	5.000%	1,000,000	833,907
City of Dublin
Special Tax Bonds
Improvement Area No. 3
Series 2021
09/01/2045	4.000%	850,000	663,134
09/01/2051	4.000%	865,000	639,907
City of Irvine
Special Tax Bonds
Community Facilities District 2013-3
Series 2014
09/01/2039	5.000%	750,000	745,290
09/01/2044	5.000%	2,525,000	2,426,882

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Yucaipa
Refunding Special Tax Bonds
Community Facilities District No. 98-1
Series 2011
09/01/2030	5.375%	1,500,000	1,500,911
Elk Grove Unified School District
Refunding Special Tax Bonds
Community Facilities District No. 1
Series 1995 (AMBAC)
12/01/2024	6.500%	905,000	916,872
Inland Valley Development Agency
Refunding Tax Allocation Bonds
Series 2014A
09/01/2044	5.000%	5,000,000	4,787,485
Irvine Facilities Financing Authority
Special Tax Bonds
Irvine Great Park Infrastructure Project
Series 2023 (BAM)
09/01/2058	4.000%	1,000,000	840,157
Irvine Unified School District
Special Tax Bonds
Community Facilities District Number 09-1
Series 2019A
09/01/2040	4.000%	685,000	574,227
Jurupa Public Financing Authority
Refunding Special Tax Bonds
Series 2014A
09/01/2042	5.000%	1,000,000	1,002,797
Pittsburg Successor Agency Redevelopment Agency(f)
Tax Allocation Bonds
Los Medanos Community Development Project
Series 1999 (AMBAC)
08/01/2024	0.000%	2,100,000	2,033,227
River Islands Public Financing Authority
Special Tax Refunding Bonds
Improvement Area No. 1
Series 2022A-1 (AGM)
09/01/2052	5.250%	1,000,000	1,024,955
San Francisco City & County Redevelopment Agency
Tax Allocation Bonds
Mission Bay South Redevelopment Project
Series 2014A
08/01/2043	5.000%	1,000,000	1,002,727
Santa Monica Redevelopment Agency
Tax Allocation Bonds
Earthquake Recovery Redevelopment
Series 2011
07/01/2036	5.875%	1,250,000	1,251,967
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tracy Community Facilities District(d)
Special Tax Bonds
Series 2023
09/01/2053	5.875%	1,000,000	981,087
Total			27,542,171
State Appropriated 1.5%
California State Public Works Board
Revenue Bonds
Series 2014B
10/01/2039	5.000%	1,000,000	1,004,301
Various Correctional Facilities
Series 2014A
09/01/2039	5.000%	3,895,000	3,910,335
Total			4,914,636
State General Obligation 1.9%
State of California
Unlimited General Obligation Bonds
Series 2019
04/01/2045	3.250%	3,650,000	2,851,485
Unlimited General Obligation Refunding Bonds
Series 2023
10/01/2050	4.000%	4,000,000	3,471,069
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	2,000	2,002
Total			6,324,556
Tobacco 2.8%
California County Tobacco Securitization Agency(f)
Refunding Revenue Bonds
Capital Allocation
Subordinated Series 2020B-2
06/01/2055	0.000%	17,780,000	2,454,111
Sonoma County Securitization Corp.
Series 2020
06/01/2055	0.000%	10,000,000	1,550,666
Golden State Tobacco Securitization Corp.(f)
Refunding Revenue Bonds
Subordinated Series 2021B-2
06/01/2066	0.000%	40,000,000	3,267,356
Tobacco Securitization Authority of Northern California(f)
Refunding Revenue Bonds
Sacramento County Tobacco Securitization Corp. Senior Bonds
Series 2021
06/01/2060	0.000%	5,000,000	591,733

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco Securitization Authority of Southern California(f)
Refunding Revenue Bonds
San Diego County Tobacco Asset Securitization Corp.
Series 2019
06/01/2054	0.000%	7,000,000	1,200,349
Total			9,064,215
Turnpike / Bridge / Toll Road 3.3%
Foothill-Eastern Transportation Corridor Agency(f)
Refunding Revenue Bonds
Series 2015
01/15/2033	0.000%	5,000,000	3,210,559
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Subordinated Series 2019B-2
01/15/2053	3.500%	5,000,000	3,570,592
Riverside County Transportation Commission(f)
Revenue Bonds
Capital Appreciation - Senior Lien
Series 2013B
06/01/2032	0.000%	2,055,000	1,350,931
06/01/2033	0.000%	2,940,000	1,839,278
Unrefunded Revenue Bonds
Senior Lien
Series 2013
06/01/2029	0.000%	1,265,000	965,303
Total			10,936,663
Water & Sewer 2.9%
City of Riverside Sewer
Refunding Revenue Bonds
Series 2015A
08/01/2040	5.000%	3,185,000	3,211,821
Metropolitan Water District of Southern California
Revenue Bonds
Series 2023A
04/01/2053	5.000%	5,000,000	5,173,863
Puerto Rico Commonwealth Aqueduct & Sewer Authority(e),(g)
Refunding Revenue Bonds
Senior Lien
Series 2020A
07/01/2047	5.000%	1,425,000	1,262,436
Total			9,648,120
Total Municipal Bonds (Cost $400,171,893)			322,410,783

Municipal Short Term 1.2%
Issue Description	Yield	Principal Amount ($)	Value ($)
Disposal 0.6%
California Municipal Finance Authority(c)
Refunding Revenue Bonds
Republic Services, Inc. Project
Series 2021 (Mandatory Put 04/01/24)
06/30/2041	4.700%	2,000,000	2,000,184
Other Bond Issue 0.6%
California Infrastructure & Economic Development Bank(c),(e)
Revenue Bonds
Series 2023 (Mandatory Put 08/15/24)
01/01/2050	7.970%	2,000,000	2,006,167
Total Municipal Short Term (Cost $4,000,000)			4,006,351

Money Market Funds 0.7%
	Shares	Value ($)
BlackRock Liquidity Funds MuniCash, Institutional Shares, 3.823%(j)	2,242,260	2,242,260
Total Money Market Funds (Cost $2,242,260)		2,242,260
Total Investments in Securities (Cost: $408,114,153)		330,359,394
Other Assets & Liabilities, Net		(1,851,961)
Net Assets		328,507,433

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
October 31, 2023
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2023.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents a security purchased on a when-issued basis.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At October 31, 2023, the total value of these securities amounted to $71,603,795, which represents 21.80% of total net assets.
(f)	Zero coupon bond.
(g)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2023, the total value of these securities amounted to $18,664,529, which represents 5.68% of total net assets.
(h)	Represents a security in default.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of October 31, 2023.
(j)	The rate shown is the seven-day current annualized yield at October 31, 2023.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
FHLMC	Federal Home Loan Mortgage Corporation
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	1,700,000	—	1,700,000
Municipal Bonds	—	322,410,783	—	322,410,783
Municipal Short Term	—	4,006,351	—	4,006,351
Money Market Funds	2,242,260	—	—	2,242,260
Total Investments in Securities	2,242,260	328,117,134	—	330,359,394
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	17

Statement of Assets and Liabilities
October 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $408,114,153)	$330,359,394
Cash	28,585
Receivable for:
Capital shares sold	1,307,005
Dividends	4,420
Interest	3,761,199
Trustees’ fees	119,404
Expense reimbursement due from Investment Manager	344
Prepaid expenses	6,429
Total assets	335,586,780
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	4,091,000
Capital shares redeemed	1,664,635
Distributions to shareholders	1,115,826
Management services fees	4,215
Distribution and/or service fees	1,367
Transfer agent fees	16,695
Trustees’ fees	158,692
Other expenses	26,917
Total liabilities	7,079,347
Net assets applicable to outstanding capital stock	$328,507,433
Represented by
Paid in capital	428,613,175
Total distributable earnings (loss)	(100,105,742)
Total - representing net assets applicable to outstanding capital stock	$328,507,433
Class A
Net assets	$209,810,665
Shares outstanding	8,733,589
Net asset value per share	$24.02
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$24.76
Advisor Class
Net assets	$3,044,110
Shares outstanding	126,612
Net asset value per share	$24.04
Class C
Net assets	$11,261,271
Shares outstanding	468,764
Net asset value per share	$24.02
Institutional Class
Net assets	$88,154,033
Shares outstanding	3,667,968
Net asset value per share	$24.03
Institutional 2 Class
Net assets	$1,607,499
Shares outstanding	66,787
Net asset value per share	$24.07
Institutional 3 Class
Net assets	$14,629,855
Shares outstanding	605,499
Net asset value per share	$24.16
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Statement of Operations
Year Ended October 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$53,459
Interest	16,412,405
Total income	16,465,864
Expenses:
Management services fees	1,822,917
Distribution and/or service fees
Class A	492,244
Class C	90,370
Transfer agent fees
Class A	157,185
Advisor Class	2,809
Class C	8,249
Institutional Class	67,955
Institutional 2 Class	1,044
Institutional 3 Class	1,171
Trustees’ fees	25,898
Custodian fees	10,768
Printing and postage fees	18,019
Registration fees	16,846
Accounting services fees	30,090
Legal fees	18,608
Interest on interfund lending	6,987
Compensation of chief compliance officer	80
Other	17,096
Total expenses	2,788,336
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(144,008)
Expense reduction	(180)
Total net expenses	2,644,148
Net investment income	13,821,716
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(12,331,721)
Futures contracts	(988,353)
Net realized loss	(13,320,074)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	9,230,231
Net change in unrealized appreciation (depreciation)	9,230,231
Net realized and unrealized loss	(4,089,843)
Net increase in net assets resulting from operations	$9,731,873
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	19

Statement of Changes in Net Assets
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations
Net investment income	$13,821,716	$17,527,268
Net realized loss	(13,320,074)	(5,894,945)
Net change in unrealized appreciation (depreciation)	9,230,231	(123,902,832)
Net increase (decrease) in net assets resulting from operations	9,731,873	(112,270,509)
Distributions to shareholders
Net investment income and net realized gains
Class A	(8,607,160)	(9,691,959)
Advisor Class	(162,141)	(180,482)
Class C	(387,072)	(451,207)
Institutional Class	(3,921,274)	(8,598,967)
Institutional 2 Class	(64,814)	(79,201)
Institutional 3 Class	(674,836)	(361,157)
Total distributions to shareholders	(13,817,297)	(19,362,973)
Decrease in net assets from capital stock activity	(93,022,368)	(192,601,017)
Total decrease in net assets	(97,107,792)	(324,234,499)
Net assets at beginning of year	425,615,225	749,849,724
Net assets at end of year	$328,507,433	$425,615,225
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2023		October 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	1,045,784	27,271,614	1,239,979	34,868,694
Distributions reinvested	283,957	7,366,590	293,274	8,252,780
Shares redeemed	(2,646,032)	(68,834,069)	(2,624,523)	(73,106,204)
Net decrease	(1,316,291)	(34,195,865)	(1,091,270)	(29,984,730)
Advisor Class
Shares sold	45,528	1,173,934	109,216	3,021,317
Distributions reinvested	6,230	161,819	6,389	180,165
Shares redeemed	(106,480)	(2,728,797)	(140,609)	(3,921,442)
Net decrease	(54,722)	(1,393,044)	(25,004)	(719,960)
Class C
Shares sold	132,047	3,459,018	136,655	3,824,037
Distributions reinvested	13,385	346,961	14,146	398,874
Shares redeemed	(191,661)	(4,979,029)	(273,732)	(7,587,303)
Net decrease	(46,229)	(1,173,050)	(122,931)	(3,364,392)
Institutional Class
Shares sold	2,067,971	54,112,792	2,798,983	79,536,336
Distributions reinvested	119,493	3,103,979	182,653	5,179,555
Shares redeemed	(4,168,062)	(108,802,621)	(9,037,144)	(254,322,821)
Net decrease	(1,980,598)	(51,585,850)	(6,055,508)	(169,606,930)
Institutional 2 Class
Shares sold	150,703	4,011,067	1,779	53,945
Distributions reinvested	2,484	64,511	2,796	78,899
Shares redeemed	(164,029)	(4,282,190)	(15,749)	(454,784)
Net decrease	(10,842)	(206,612)	(11,174)	(321,940)
Institutional 3 Class
Shares sold	217,645	5,724,487	784,968	20,951,222
Distributions reinvested	7,702	200,993	10,105	289,120
Shares redeemed	(398,191)	(10,393,427)	(357,169)	(9,843,407)
Net increase (decrease)	(172,844)	(4,467,947)	437,904	11,396,935
Total net decrease	(3,581,526)	(93,022,368)	(6,867,983)	(192,601,017)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2023	$24.66	0.91	(0.64)	0.27	(0.91)	—	(0.91)
Year Ended 10/31/2022	$31.08	0.82	(6.34)	(5.52)	(0.82)	(0.08)	(0.90)
Year Ended 10/31/2021	$30.83	0.74	0.37	1.11	(0.74)	(0.12)	(0.86)
Year Ended 10/31/2020(e)	$31.12	0.81	0.01(f)	0.82	(0.81)	(0.30)	(1.11)
Year Ended 10/31/2019(e)	$29.49	1.00	1.71	2.71	(1.00)	(0.08)	(1.08)
Advisor Class
Year Ended 10/31/2023	$24.68	0.96	(0.64)	0.32	(0.96)	—	(0.96)
Year Ended 10/31/2022	$31.11	0.88	(6.35)	(5.47)	(0.88)	(0.08)	(0.96)
Year Ended 10/31/2021	$30.86	0.80	0.37	1.17	(0.80)	(0.12)	(0.92)
Year Ended 10/31/2020(e)	$31.14	0.89	0.01(f)	0.90	(0.88)	(0.30)	(1.18)
Year Ended 10/31/2019(e)	$29.50	1.04	1.72	2.76	(1.04)	(0.08)	(1.12)
Class C
Year Ended 10/31/2023	$24.66	0.78	(0.64)	0.14	(0.78)	—	(0.78)
Year Ended 10/31/2022	$31.08	0.68	(6.34)	(5.66)	(0.68)	(0.08)	(0.76)
Year Ended 10/31/2021	$30.83	0.58	0.37	0.95	(0.58)	(0.12)	(0.70)
Year Ended 10/31/2020(e)	$31.12	0.67	0.01(f)	0.68	(0.67)	(0.30)	(0.97)
Year Ended 10/31/2019(e)	$29.49	0.84	1.71	2.55	(0.84)	(0.08)	(0.92)
Institutional Class
Year Ended 10/31/2023	$24.67	0.96	(0.64)	0.32	(0.96)	—	(0.96)
Year Ended 10/31/2022	$31.09	0.87	(6.33)	(5.46)	(0.88)	(0.08)	(0.96)
Year Ended 10/31/2021	$30.85	0.80	0.36	1.16	(0.80)	(0.12)	(0.92)
Year Ended 10/31/2020(e)	$31.13	0.88	0.02(f)	0.90	(0.88)	(0.30)	(1.18)
Year Ended 10/31/2019(e)	$29.50	1.08	1.67	2.75	(1.04)	(0.08)	(1.12)
Institutional 2 Class
Year Ended 10/31/2023	$24.71	0.97	(0.64)	0.33	(0.97)	—	(0.97)
Year Ended 10/31/2022	$31.14	0.89	(6.36)	(5.47)	(0.88)	(0.08)	(0.96)
Year Ended 10/31/2021	$30.89	0.81	0.37	1.18	(0.81)	(0.12)	(0.93)
Year Ended 10/31/2020(e)	$31.18	0.90	0.00(f),(h)	0.90	(0.89)	(0.30)	(1.19)
Year Ended 10/31/2019(e)	$29.54	1.00	1.80	2.80	(1.08)	(0.08)	(1.16)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2023	$24.02	0.89%	0.77%(c)	0.73%(c),(d)	3.50%	24%	$209,811
Year Ended 10/31/2022	$24.66	(18.07%)	0.77%(c)	0.73%(c),(d)	2.88%	18%	$247,853
Year Ended 10/31/2021	$31.08	3.61%	0.80%	0.74%(d)	2.35%	14%	$346,280
Year Ended 10/31/2020(e)	$30.83	2.69%	0.81%	0.78%(d)	2.64%	30%	$329,728
Year Ended 10/31/2019(e)	$31.12	9.31%	0.82%(c)	0.80%(c),(d)	3.26%	37%	$347,854
Advisor Class
Year Ended 10/31/2023	$24.04	1.09%	0.57%(c)	0.53%(c),(d)	3.69%	24%	$3,044
Year Ended 10/31/2022	$24.68	(17.92%)	0.55%(c)	0.53%(c),(d)	3.07%	18%	$4,476
Year Ended 10/31/2021	$31.11	3.82%	0.55%	0.54%(d)	2.55%	14%	$6,418
Year Ended 10/31/2020(e)	$30.86	3.03%	0.56%	0.54%(d)	2.88%	30%	$4,506
Year Ended 10/31/2019(e)	$31.14	9.59%	0.57%(c)	0.54%(c),(d)	3.37%	37%	$6,206
Class C
Year Ended 10/31/2023	$24.02	0.38%	1.27%(c)	1.23%(c),(d)	3.00%	24%	$11,261
Year Ended 10/31/2022	$24.66	(18.48%)	1.37%(c)	1.23%(c),(d)	2.37%	18%	$12,701
Year Ended 10/31/2021	$31.08	3.09%	1.55%	1.24%(d)	1.86%	14%	$19,828
Year Ended 10/31/2020(e)	$30.83	2.22%	1.56%	1.24%(d),(g)	2.19%	30%	$23,783
Year Ended 10/31/2019(e)	$31.12	8.82%	1.57%(c)	1.25%(c),(d),(g)	2.82%	37%	$31,410
Institutional Class
Year Ended 10/31/2023	$24.03	1.09%	0.57%(c)	0.53%(c),(d)	3.69%	24%	$88,154
Year Ended 10/31/2022	$24.67	(17.90%)	0.55%(c)	0.53%(c),(d)	3.00%	18%	$139,361
Year Ended 10/31/2021	$31.09	3.78%	0.55%	0.54%(d)	2.54%	14%	$363,917
Year Ended 10/31/2020(e)	$30.85	3.00%	0.56%	0.54%(d)	2.87%	30%	$260,443
Year Ended 10/31/2019(e)	$31.13	9.58%	0.57%(c)	0.55%(c),(d)	3.49%	37%	$192,055
Institutional 2 Class
Year Ended 10/31/2023	$24.07	1.09%	0.56%(c)	0.53%(c)	3.66%	24%	$1,607
Year Ended 10/31/2022	$24.71	(17.89%)	0.54%(c)	0.52%(c)	3.09%	18%	$1,918
Year Ended 10/31/2021	$31.14	3.83%	0.54%	0.52%	2.57%	14%	$2,765
Year Ended 10/31/2020(e)	$30.89	2.89%	0.54%	0.52%	2.92%	30%	$2,283
Year Ended 10/31/2019(e)	$31.18	9.59%	0.56%(c)	0.53%(c)	3.29%	37%	$3,302
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 10/31/2023	$24.80	0.98	(0.64)	0.34	(0.98)	—	(0.98)
Year Ended 10/31/2022	$31.26	0.91	(6.39)	(5.48)	(0.90)	(0.08)	(0.98)
Year Ended 10/31/2021	$31.01	0.82	0.38	1.20	(0.83)	(0.12)	(0.95)
Year Ended 10/31/2020(e)	$31.29	0.91	0.02(f)	0.93	(0.91)	(0.30)	(1.21)
Year Ended 10/31/2019(e)	$29.65	1.08	1.72	2.80	(1.08)	(0.08)	(1.16)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.
(g)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	10/31/2020	10/31/2019
Class C	0.25%	0.30%

(h)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 10/31/2023	$24.16	1.16%	0.51%(c)	0.47%(c)	3.75%	24%	$14,630
Year Ended 10/31/2022	$24.80	(17.86%)	0.49%(c)	0.47%(c)	3.23%	18%	$19,306
Year Ended 10/31/2021	$31.26	3.88%	0.48%	0.47%	2.62%	14%	$10,641
Year Ended 10/31/2020(e)	$31.01	3.07%	0.49%	0.47%	2.94%	30%	$8,284
Year Ended 10/31/2019(e)	$31.29	9.63%	0.50%(c)	0.48%(c)	3.55%	37%	$6,648
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	25

Notes to Financial Statements
October 31, 2023
Note 1. Organization
Columbia Strategic California Municipal Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
26	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from
Columbia Strategic California Municipal Income Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
October 31, 2023
the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(988,353)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended October 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — short	8,145,677
28	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
October 31, 2023
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2023 was 0.47% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
30	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.06
Advisor Class	0.06
Class C	0.06
Institutional Class	0.06
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $180.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% and 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.45% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended October 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	19,893
Class C	—	1.00(b)	219

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
October 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	March 1, 2023 through February 29, 2024	Prior to March 1, 2023
Class A	0.74%	0.74%
Advisor Class	0.54	0.54
Class C	1.24	1.24
Institutional Class	0.54	0.54
Institutional 2 Class	0.53	0.52
Institutional 3 Class	0.48	0.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, distributions, re-characterization of distributions for investments and investments in partnerships and/or grantor trusts.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
112,728	(112,731)	3
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
32	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2023				Year Ended October 31, 2022
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
43,700	13,773,597	—	13,817,297	1,346,728	17,499,893	516,353	19,362,974
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	3,842,309	—	(22,438,002)	(80,236,230)
At October 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
410,595,624	683,020	(80,919,250)	(80,236,230)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended October 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(17,207,182)	(5,230,820)	(22,438,002)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $91,069,311 and $185,767,580, respectively, for the year ended October 31, 2023, of which $0 and $34,117, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
October 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended October 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,500,000	4.87	22
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at October 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended October 31, 2023.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
34	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
October 31, 2023
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Shareholder concentration risk
At October 31, 2023, affiliated shareholders of record owned 30.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
36	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic California Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic California Municipal Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	37

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Exempt- interest dividends
99.68%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
38	Columbia Strategic California Municipal Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	170	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Strategic California Municipal Income Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	168	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168	None
40	Columbia Strategic California Municipal Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	168	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Strategic California Municipal Income Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021; Co-President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	170	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
42	Columbia Strategic California Municipal Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Strategic California Municipal Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
44	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	45

Approval of Management Agreement  (continued)
(Unaudited)
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
46	Columbia Strategic California Municipal Income Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Strategic California Municipal Income Fund | Annual Report 2023	47

Columbia Strategic California Municipal Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN123_10_N01_(12/23)

Annual  Report
October 31, 2023
Columbia Intermediate Duration Municipal Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Intermediate Duration Municipal Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Intermediate Duration Municipal Bond Fund  |    Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks current income exempt from federal income tax, consistent with preservation of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2012
Douglas Rangel, CFA
Portfolio Manager
Managed Fund since June 2022
Average annual total returns (%) (for the period ended October 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	2.35	0.92	1.60
	Including sales charges		-0.69	0.32	1.29
Advisor Class		03/19/13	2.56	1.13	1.81
Class C	Excluding sales charges	11/25/02	1.74	0.30	0.98
	Including sales charges		0.75	0.30	0.98
Institutional Class		06/14/93	2.56	1.13	1.81
Institutional 2 Class		11/08/12	2.64	1.20	1.89
Institutional 3 Class*		03/01/17	2.70	1.23	1.88
Class V	Excluding sales charges	06/26/00	2.41	0.98	1.65
	Including sales charges		-2.50	0.01	1.15
Bloomberg 3-15 Year Blend Municipal Bond Index			2.49	1.27	1.97
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class V shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 31, 2013 — October 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Duration Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2023)
AAA rating	3.5
AA rating	31.5
A rating	45.4
BBB rating	12.2
BB rating	4.1
CCC rating	0.5
Not rated	2.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at October 31, 2023)
Illinois	16.2
California	12.0
Texas	9.3
New York	6.3
Florida	5.2
Massachusetts	4.0
Pennsylvania	3.7
District of Columbia	3.5
New Jersey	3.4
Michigan	3.2
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended October 31, 2023,  Class A shares of Columbia Intermediate Duration Municipal Bond Fund returned 2.35% excluding sales charges. Institutional Class shares of the Fund returned 2.56%. The Fund’s benchmark, the Bloomberg 3-15 Year Blend Municipal Bond Index, returned 2.49% for the same time period.
Market overview
Municipal bonds delivered positive performance in the early part of the 12-month period, closing out a tumultuous 2022 and starting 2023 with a strong rally that was driven by high hopes for an end to the aggressive interest-rate hiking campaign by the U.S. Federal Reserve (Fed). Unfortunately, sentiment quickly unwound in February, as the market reconsidered the persistence of inflation and a still-too-strong labor market. A more hawkish Fed led to a sell-off in rates, sending the 10-Year Treasury yield nearly 15 basis points (bps) higher from where it started 2023. (A basis point is 1/100 of one percent.) In March, an unforeseen banking crisis unfolded, partially driven by higher interest rates. The weakness in the banking sector indicated the potential for additional downside risk to economic growth. In its late-March 2023 meeting, the Fed pushed through another 25 bps hike, but moderated its stance, signaling that we were closer to a pause, despite the data.
Treasury and municipal interest rates rose during the second quarter of 2023, as the regional banking crisis settled down, and the focus on the Fed’s tightening policy reignited. For the first time since it started hiking in March 2022, the Fed did not raise rates at its June meeting. Fed Chairman Powell took a hawkish stance and communicated the need to continue tightening and the possibility of rates remaining higher for longer. The Treasury and municipal markets experienced significant sell-offs in the third quarter of 2023, with the 10-year Treasury yield rising and municipal yields following a similar but more pronounced path. Treasury and municipal yields reached multi-year highs. Inflation remained stubbornly elevated, despite the Fed’s aggressive rate-hiking cycle. The Fed hiked rates 25 bps in July 2023 and indicated there may be one additional hike by year end. Municipal market yields increased in the final month of the period, the fourth consecutive month of rising rates. Nearly every segment of the market — credit quality, maturity, sector and state — delivered negative performance.
Investor aversion to interest-rate sensitive fixed income saw outflows from most fixed-income segments in favor of attractive rates on cash and cash-like instruments. Flows into money market funds and CDs, and out of most actively managed fixed-income mutual funds, particularly those on the long end of the curve, were a sustained theme over the 12-month period. That said, in our view the much higher yields municipal bonds offer now versus one year ago, or even just a few months ago, make municipals a much more attractive investment option, particularly as we believe we are at or near the end of the Fed’s interest rate hiking cycle. Fundamentals across most sectors remained healthy, and defaults were low by historical standards. A small number of sectors, such as hospitals and continuing care retirement communities (CCRCs) saw some weakening in their fundamentals. In addition, while U.S. states are sensitive to a possible economic slowdown or a capital market sell-off, many appeared relatively well positioned due to ongoing strengths in the economy and labor market along with high cash cushions, budget reserves, support from federal aid and relatively strong tax collections. Also, many states have managed recent budget surpluses conservatively in anticipation of a potential economic slowdown. However, a number of states, such as California and New York, have forecasted budget deficits in the coming years, and the municipal market may face additional pressures if the economy slows, and unemployment rises.
The Fund experienced an increased level of portfolio turnover during the period, as compared to the previous reporting period during which portfolio activity was muted due to a challenging market environment. Portfolio turnover during the period ended October 31, 2023 was due to portfolio rebalancing and a decline in overall Fund assets.
The Fund’s notable contributors during the period
•	The Fund maintained a below benchmark duration for the entire 12-month period. After initially declining during the first three months, interest rates rose meaningfully during the remainder of the period. The below benchmark positioning helped to limit price declines as rates increased. Having a below benchmark exposure to interest rates in the six months during the period in which returns were negative aided the Fund in outperforming in five of them.
•	Portfolio return was positive due to the high level of income or yield, which more than offset price declines that occurred during the period.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	The Fund maintained a barbell maturity profile, with additional exposure to bonds maturing in the 0–2 year and 17+ year range. This positioning benefited the Fund during the period as the best municipal bond returns were produced in the very shortest and longest maturities. (A barbell strategy focuses allocations on the longest and shortest ends of the maturity spectrum, giving the appearance of a barbell shape.)
•	An overweighted allocation to the lower investment-grade and non-investment grade quality segments contributed to Fund results as these areas outperformed higher quality segments during the period.
•	At the sector level, the Fund’s state general obligation municipal bond exposure performed very well as holdings in Illinois, the largest issuer exposure in the portfolio, performed well.
•	Hospitals, toll roads and refunded bonds, which all represent meaningful weights in the portfolio, also outperformed, contributing positively to Fund performance.
The Fund’s notable detractors during the period
•	The Fund’s exposure to CCRCs detracted from performance during the period. CCRCs have struggled with financial operating performance since 2022, due in large part to the increase in labor costs. We have focused on the Fund’s exposure to identify and reduce exposure to those CCRC issuers we believe will not rebound in 2024.
•	Other sectors that performed poorly for the Fund during the period were transportation and public power. The lackluster performance was not due to fundamental issues but rather the timing of Fund purchases during the period. We believe these purchases will perform better going forward.
•	The Fund’s zero-coupon bonds underperformed their benchmark counterparts during the period. Relative to the benchmark’s zero-coupon bonds, the portfolio’s holdings are of a higher quality and are roughly fifty percent shorter in terms of maturity, and duration which contributed to their relative underperformance.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2023 — October 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	973.50	1,022.37	3.07	3.14	0.61
Advisor Class	1,000.00	1,000.00	975.50	1,023.39	2.06	2.11	0.41
Class C	1,000.00	1,000.00	971.60	1,019.31	6.08	6.23	1.21
Institutional Class	1,000.00	1,000.00	975.50	1,023.39	2.06	2.11	0.41
Institutional 2 Class	1,000.00	1,000.00	974.80	1,023.85	1.61	1.65	0.32
Institutional 3 Class	1,000.00	1,000.00	975.10	1,024.05	1.41	1.44	0.28
Class V	1,000.00	1,000.00	973.70	1,022.63	2.82	2.89	0.56
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	7

Portfolio of Investments
October 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.6%
Issue Description	Yield	Principal Amount ($)	Value ($)
Massachusetts 0.3%
JPMorgan Chase Putters/Drivers Trust(a),(b),(c),(d)
Tax-Exempt Preferred
Series 2020-5033 (JPMorgan Chase Bank)
11/16/2024	4.550%	5,000,000	5,000,000
Minnesota 0.0%
City of Minneapolis(c),(d)
Revenue Bonds
Fairview Health Services
Series 2018 (Wells Fargo Bank NA)
11/15/2048	3.950%	500,000	500,000
New York 0.3%
New York City Transitional Finance Authority(c),(d)
Revenue Bonds
Future Tax Secured
Subordinated Series 2012C (JPMorgan Chase Bank)
11/01/2036	3.950%	2,000,000	2,000,000
New York City Water & Sewer System(c),(d)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	3.950%	2,500,000	2,500,000
Total			4,500,000
Utah 0.0%
City of Murray(c),(d)
Revenue Bonds
IHC Health Services, Inc.
Series 2005A (JPMorgan Chase Bank)
05/15/2037	3.870%	500,000	500,000
Total Floating Rate Notes (Cost $10,500,000)			10,500,000

Municipal Bonds 98.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 2.0%
Black Belt Energy Gas District(e)
Prerefunded 11/30/23 Revenue Bonds
Series 2018B-1
0.7 x 1-month Term SOFR + 0.900% 11/30/2048	4.585%	4,000,000	3,999,934
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Black Belt Energy Gas District
Revenue Bonds
Project No. 5
Series 2020A-1 (Mandatory Put 10/01/26)
10/01/2049	4.000%	11,500,000	11,143,101
Series 2023A (Mandatory Put 10/01/30)
01/01/2054	5.250%	9,000,000	9,009,166
UAB Medicine Finance Authority
Refunding Revenue Bonds
University of Alabama - Medicine
Series 2017B2
09/01/2036	5.000%	2,340,000	2,358,186
09/01/2037	5.000%	2,030,000	2,035,674
09/01/2041	5.000%	1,020,000	994,296
Revenue Bonds
University of Alabama - Medicine
Series 2019
09/01/2044	4.000%	2,470,000	2,108,018
Total			31,648,375
Alaska 0.2%
Alaska Housing Finance Corp.
Prerefunded 12/01/24 Revenue Bonds
State Capital Project Bonds II
Series 2014
12/01/2028	5.000%	2,500,000	2,530,512
06/01/2029	5.000%	1,000,000	1,012,204
Total			3,542,716
Arizona 2.2%
Arizona Industrial Development Authority(a)
Refunding Revenue Bonds
Arizona Agribusiness & Equine Center, Inc. Project
Series 2017B
03/01/2037	5.000%	1,250,000	1,118,300
03/01/2042	5.000%	1,000,000	846,273
Revenue Bonds
Cadence Campus Project
Series 2020A
07/15/2030	4.000%	535,000	496,156
07/15/2040	4.000%	925,000	728,150
07/15/2050	4.000%	1,600,000	1,117,364
Doral Academy Nevada - Fire Mesa
Series 2019A
07/15/2029	3.550%	995,000	900,716
07/15/2049	5.000%	3,350,000	2,762,216
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lone Mountain Campus Projects
Series 2019
12/15/2029	3.750%	485,000	437,390
12/15/2039	5.000%	400,000	352,975
12/15/2049	5.000%	700,000	567,301
Pinecrest Academy - Horizon
Series 2018
07/15/2038	5.750%	1,750,000	1,736,128
Arizona State University
Revenue Bonds
Green Bonds
Series 2019A
07/01/2037	5.000%	7,800,000	8,067,177
Industrial Development Authority of the City of Phoenix (The)(a)
Revenue Bonds
FAC-Legacy Traditional Schools Project
Series 2016
07/01/2031	5.000%	3,000,000	2,947,399
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Schools Project
Series 2016
02/15/2036	5.000%	2,800,000	2,664,084
02/15/2046	5.000%	1,000,000	850,927
Series 2018
02/15/2048	5.000%	1,185,000	995,142
Maricopa County Industrial Development Authority
Refunding Revenue Bonds
Horizon Community Learning Center
Series 2016
07/01/2035	5.000%	2,325,000	2,115,702
Revenue Bonds
Reid Traditional Schools Project
Series 2016
07/01/2036	5.000%	750,000	723,911
Maricopa County Industrial Development Authority(a)
Refunding Revenue Bonds
Legacy Traditional Schools Project
Series 2019
07/01/2039	5.000%	1,000,000	900,213
Paradise Schools Project
Series 2016
07/01/2047	5.000%	1,225,000	1,043,701
Salt River Project Agricultural Improvement & Power District
Revenue Bonds
Series 2023A
01/01/2043	5.000%	3,000,000	3,087,030
Total			34,458,255
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arkansas 0.1%
University of Arkansas
Prerefunded 11/01/24 Revenue Bonds
Various Facilities - Fayetteville Campus
Series 2015
11/01/2030	5.000%	1,000,000	1,011,294
California 11.9%
Alvord Unified School District(f)
Unlimited General Obligation Bonds
2007 Election
Series 2011B (AGM)
08/01/2046	0.000%	1,150,000	1,163,213
Bay Area Toll Authority(e)
Revenue Bonds
San Francisco Bay Area Toll Bridge
Series 2013 (Mandatory Put 04/01/27)
Muni Swap Index Yield + 1.250% 04/01/2036	5.340%	5,000,000	4,995,497
Burbank Unified School District(f)
Prerefunded 02/01/25 Unlimited General Obligation Bonds
Convertible
Series 2015A
08/01/2031	0.000%	1,325,000	1,346,059
California Educational Facilities Authority
Revenue Bonds
Chapman University
Series 2015
04/01/2028	5.000%	1,000,000	1,017,598
04/01/2029	5.000%	1,650,000	1,672,409
04/01/2030	5.000%	1,700,000	1,720,345
California Health Facilities Financing Authority
Prerefunded 11/15/25 Revenue Bonds
Sutter Health Obligation Group
Series 2016A
11/15/2033	5.000%	5,000,000	5,114,964
Refunding Revenue Bonds
Children’s Hospital
Series 2017A
08/15/2042	5.000%	1,000,000	940,849
El Camino Hospital
Series 2015A
02/01/2029	5.000%	1,485,000	1,503,289
Revenue Bonds
El Camino Hospital
Series 2017
02/01/2034	5.000%	1,750,000	1,782,155
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2042	5.000%	1,500,000	1,452,160

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
National University
Series 2019A
04/01/2037	5.000%	1,470,000	1,474,841
California School Finance Authority(a)
Refunding Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2036	5.000%	1,910,000	1,884,393
Revenue Bonds
Aspire Public Schools Obligation Group
Series 2021
08/01/2041	4.000%	500,000	410,368
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects
Series 2023
09/01/2037	5.000%	4,800,000	5,127,371
09/01/2038	5.000%	1,000,000	1,059,866
Revenue Bonds
Various Capital Projects
Series 2013I
11/01/2029	5.000%	2,500,000	2,505,222
11/01/2031	5.500%	2,930,000	2,938,517
Various Correctional Facilities
Series 2014A
09/01/2031	5.000%	15,350,000	15,454,068
California Statewide Communities Development Authority
Prerefunded 10/01/24 Revenue Bonds
Henry Mayo Newhall Memorial Hospital
Series 2014A (AGM)
10/01/2034	5.000%	5,000,000	5,064,929
Revenue Bonds
Methodist Hospital of Southern California
Series 2018
01/01/2038	5.000%	3,000,000	2,863,450
Series 2017
05/15/2033	5.000%	1,350,000	1,354,742
05/15/2034	5.000%	1,000,000	1,001,904
05/15/2035	5.000%	2,200,000	2,198,044
City of Los Angeles Department of Airports(b)
Refunding Revenue Bonds
Green Bonds
Subordinated Series 2023
05/15/2039	5.250%	2,000,000	2,037,899
05/15/2040	5.250%	1,320,000	1,341,448
Los Angeles International Airport
Subordinated Series 2022
05/15/2029	5.000%	2,060,000	2,109,623
Revenue Bonds
Series 2020C
05/15/2030	5.000%	5,000,000	5,163,577
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Tulare Sewer
Refunding Revenue Bonds
Series 2015 (AGM)
11/15/2030	5.000%	1,910,000	1,946,536
11/15/2031	5.000%	1,000,000	1,019,180
11/15/2032	5.000%	1,610,000	1,640,803
City of Upland
Refunding Certificate of Participation
San Antonio Regional Hospital
Series 2017
01/01/2035	4.000%	1,000,000	874,668
Del Mar Race Track Authority
Refunding Revenue Bonds
Series 2015
10/01/2035	5.000%	2,665,000	2,419,169
Escondido Union High School District(f)
Unlimited General Obligation Bonds
Capital Appreciation - Election of 2008
Series 2009A (AGM)
08/01/2031	0.000%	480,000	344,298
Escondido Union High School District(g)
Unlimited General Obligation Bonds
Convertible
Series 2011
08/01/2032	5.450%	1,250,000	1,286,726
Fresno Unified School District
Unlimited General Obligation Refunding Bonds
Series 2002A (MBIA)
08/01/2026	6.000%	1,650,000	1,685,152
Golden State Tobacco Securitization Corp.
Prerefunded 06/01/25 Asset-Backed Revenue Bonds
Series 2015A
06/01/2033	5.000%	5,250,000	5,355,856
Prerefunded 06/01/27 Revenue Bonds
Series 2017A-1
06/01/2028	5.000%	1,000,000	1,046,557
06/01/2029	5.000%	1,000,000	1,046,557
Hartnell Community College District(f)
Unlimited General Obligation Refunding Bonds
Capital Appreciation Serial Bonds
Series 2015A
08/01/2035	0.000%	2,650,000	1,524,589
Lakeside Union School District/Kern County(f)
Unlimited General Obligation Bonds
Capital Appreciation - Election
Series 2009 Escrowed to Maturity (AGM)
09/01/2027	0.000%	5,000	4,336
Los Angeles County Sanitation Districts Financing Authority
Refunding Revenue Bonds
Capital Projects - District #14
Subordinated Series 2015
10/01/2033	5.000%	4,000,000	4,075,216

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Manteca Unified School District(f)
Unlimited General Obligation Bonds
Capital Appreciation - Election of 2004
Series 2006 (NPFGC)
08/01/2024	0.000%	5,000,000	4,847,750
Mount Diablo Unified School District(g)
Unlimited General Obligation Bonds
Capital Appreciation - Election of 2010
Series 2010A (AGM)
08/01/2035	5.750%	2,125,000	2,177,292
M-S-R Energy Authority
Revenue Bonds
Series 2009A
11/01/2039	6.500%	4,940,000	5,558,372
Norman Y Mineta San Jose International Airport SJC
Refunding Revenue Bonds
Series 2017B
03/01/2042	5.000%	1,665,000	1,678,979
Norman Y. Mineta San Jose International Airport(b)
Refunding Revenue Bonds
Series 2017A
03/01/2041	5.000%	1,000,000	969,817
Pasadena Public Financing Authority(f)
Revenue Bonds
Capital Appreciation - Rose Bowl
Series 2010A
03/01/2029	0.000%	2,000,000	1,575,744
Pico Rivera Water Authority
Revenue Bonds
Water System Project
Series 1999A (NPFGC)
05/01/2029	5.500%	1,980,000	2,036,175
Rancho Santiago Community College District(f)
Unlimited General Obligation Bonds
Capital Appreciation - Election of 2002
Series 2006C (AGM)
09/01/2031	0.000%	28,000,000	19,928,700
Sacramento Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Subordinated Series 2015A (BAM)
12/01/2027	5.000%	235,000	240,095
12/01/2028	5.000%	425,000	433,870
12/01/2030	5.000%	1,000,000	1,018,489
12/01/2031	5.000%	2,000,000	2,033,097
San Francisco City & County Airport Commission - San Francisco International Airport(b)
Revenue Bonds
Series 2019E
05/01/2045	5.000%	13,500,000	12,974,531
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Joaquin Hills Transportation Corridor Agency(f)
Revenue Bonds
Senior Lien
Series 1993 Escrowed to Maturity
01/01/2025	0.000%	22,405,000	21,424,627
San Jose Unified School District(f)
Unlimited General Obligation Bonds
Capital Appreciation - Election of 2002
Series 2006C (NPFGC)
08/01/2027	0.000%	1,495,000	1,280,318
State of California
Unlimited General Obligation Bonds
Series 2015
03/01/2033	5.000%	2,500,000	2,524,718
Tustin Community Facilities District
Refunding Special Tax Bonds
Legacy Villages of Columbus #06-1
Series 2015
09/01/2031	5.000%	1,000,000	1,012,902
09/01/2033	5.000%	1,250,000	1,264,759
Vallejo City Unified School District
Unlimited General Obligation Refunding Bonds
Series 2002A (MBIA)
08/01/2025	5.900%	690,000	695,309
WateReuse Finance Authority
Refunding Revenue Bonds
Vallejo Sanitation and Flood
Series 2014 (BAM)
05/01/2036	5.500%	2,635,000	2,651,870
Total			187,295,857
Colorado 3.0%
Arkansas River Power Authority
Refunding Revenue Bonds
Series 2018A
10/01/2038	5.000%	2,250,000	2,145,671
City & County of Denver
Revenue Bonds
Series 2018A-1
08/01/2041	5.000%	8,000,000	8,062,086
City & County of Denver Airport System(b)
Refunding Revenue Bonds
Series 2017A
11/15/2030	5.000%	5,010,000	5,079,186
Series 2022D
11/15/2039	5.750%	2,250,000	2,380,243
System
Subordinated Series 2018A
12/01/2048	5.000%	3,000,000	2,808,693

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Health Facilities Authority
Prerefunded 06/01/27 Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2030	5.000%	2,000,000	2,073,368
06/01/2047	5.000%	1,000,000	1,036,684
Refunding Revenue Bonds
CommonSpirit Health
Series 2019A
08/01/2044	4.000%	2,000,000	1,609,984
08/01/2049	4.000%	2,265,000	1,749,601
Covenant Retirement Communities
Series 2015
12/01/2023	5.000%	215,000	214,923
12/01/2026	5.000%	1,860,000	1,838,738
12/01/2028	5.000%	1,000,000	979,739
12/01/2030	5.000%	1,400,000	1,359,272
Revenue Bonds
Parkview Medical Center, Inc. Project
Series 2020
09/01/2045	4.000%	1,000,000	786,429
09/01/2050	4.000%	1,500,000	1,129,098
Denver City & County School District No. 1
Unlimited General Obligation Bonds
Series 2021
12/01/2039	5.000%	5,000,000	5,198,181
E-470 Public Highway Authority(e)
Refunding Revenue Bonds
Series 2021B (Mandatory Put 09/01/24)
0.7 x SOFR + 0.350% 09/01/2039	3.908%	2,000,000	1,990,861
Park Creek Metropolitan District
Refunding Revenue Bonds
Senior Limited Property Tax
Series 2015
12/01/2030	5.000%	1,895,000	1,917,219
Refunding Tax Allocation Bonds
Limited Property Tax
Series 2015
12/01/2032	5.000%	1,500,000	1,514,320
Regional Transportation District
Certificate of Participation
Series 2015
06/01/2027	5.000%	2,925,000	2,971,931
Total			46,846,227
Connecticut 1.3%
Connecticut State Health & Educational Facilities Authority
Refunding Revenue Bonds
Fairfield University
Series 2018S
07/01/2029	5.000%	1,000,000	1,033,796
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Connecticut
Revenue Bonds
Special Tax Obligation
Series 2020
05/01/2040	5.000%	2,130,000	2,189,050
Unlimited General Obligation Bonds
Series 2016A
03/15/2027	5.000%	2,155,000	2,213,167
Series 2017A
04/15/2034	5.000%	3,000,000	3,089,809
Series 2019A
04/15/2036	5.000%	2,200,000	2,297,915
Social Bonds
Series 2022F
11/15/2038	5.000%	2,000,000	2,096,556
University of Connecticut
Revenue Bonds
Series 2016A
03/15/2032	5.000%	2,000,000	2,042,018
Series 2017A
01/15/2033	5.000%	4,000,000	4,090,348
Series 2019A
11/01/2036	5.000%	1,485,000	1,526,547
Total			20,579,206
Delaware 0.2%
City of Wilmington
Unlimited General Obligation Bonds
Series 2013A
10/01/2025	5.000%	3,715,000	3,716,628
District of Columbia 3.5%
District of Columbia
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2030	5.000%	3,000,000	3,025,466
Friendship Public Charter School
Series 2016
06/01/2036	5.000%	4,815,000	4,645,123
06/01/2046	5.000%	1,385,000	1,211,540
Revenue Bonds
KIPP DC Project
Series 2019
07/01/2044	4.000%	3,480,000	2,832,572
Unlimited General Obligation Bonds
Series 2023A
01/01/2039	5.000%	1,000,000	1,047,247

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Washington Airports Authority(b)
Refunding Revenue Bonds
Airport System
Series 2019A
10/01/2037	5.000%	5,000,000	4,926,362
Series 2023A
10/01/2039	5.250%	1,400,000	1,425,117
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	3,000,000	2,344,380
Metropolitan Washington Airports Authority Dulles Toll Road(f)
Revenue Bonds
Capital Appreciation - 2nd Senior Lien
Series 2009B (AGM)
10/01/2024	0.000%	20,980,000	20,207,065
10/01/2025	0.000%	7,500,000	6,923,029
10/01/2026	0.000%	5,000,000	4,423,486
Washington Convention & Sports Authority
Refunding Revenue Bonds
Series 2018A
10/01/2030	5.000%	1,500,000	1,553,346
Total			54,564,733
Florida 5.1%
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2017 (BAM)
07/01/2041	4.000%	4,000,000	3,427,911
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018
11/15/2048	5.000%	1,750,000	1,425,674
Series 2018A
11/15/2043	5.000%	1,085,000	919,136
City of Lakeland Department of Electric Utilities
Refunding Revenue Bonds
Series 2010 (AGM)
10/01/2028	5.250%	1,250,000	1,331,573
City of Orlando Tourist Development Tax
Refunding Revenue Bonds
Senior Lien - Tourist Development
Series 2017 (AGM)
11/01/2035	5.000%	2,270,000	2,275,417
City of Tampa(f)
Revenue Bonds
Capital Appreciation
Series 2020A
09/01/2034	0.000%	650,000	361,233
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Broward Airport System(b)
Revenue Bonds
Series 2015A
10/01/2026	5.000%	750,000	749,789
10/01/2031	5.000%	1,000,000	990,486
County of Miami-Dade Aviation
Refunding Revenue Bonds
Series 2014B
10/01/2025	5.000%	800,000	806,533
10/01/2032	5.000%	6,620,000	6,572,913
County of Miami-Dade Aviation(b)
Revenue Bonds
Series 2019A
10/01/2044	4.000%	1,000,000	820,320
County of Miami-Dade Rickenbacker Causeway
Revenue Bonds
Series 2014
10/01/2033	5.000%	1,215,000	1,216,777
County of Miami-Dade Seaport Department(b)
Refunding Revenue Bonds
Series 2023A
10/01/2039	5.000%	3,000,000	2,954,246
County of Miami-Dade Water & Sewer System
Revenue Bonds
Series 2017A
10/01/2033	5.000%	2,000,000	2,023,031
County of Osceola Transportation(f)
Refunding Revenue Bonds
Series 2020A-2
10/01/2034	0.000%	1,850,000	1,040,691
Series 2020A-2 (AGM)
10/01/2030	0.000%	1,200,000	841,267
Emerald Coast Utilities Authority
Refunding Revenue Bonds
Utility System
Series 2015 (BAM)
01/01/2032	5.000%	1,445,000	1,457,808
Halifax Hospital Medical Center
Refunding Revenue Bonds
Series 2016
06/01/2026	5.000%	1,525,000	1,548,655
06/01/2027	5.000%	1,295,000	1,307,654
Hillsborough County Aviation Authority
Prerefunded 10/01/24 Revenue Bonds
Tampa International Airport
Subordinated Series 2015B
10/01/2031	5.000%	1,600,000	1,615,742
10/01/2032	5.000%	2,300,000	2,322,629

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Miami-Dade County Educational Facilities Authority
Refunding Revenue Bonds
University of Miami
Series 2015A
04/01/2031	5.000%	2,000,000	2,006,130
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015A
10/01/2030	5.000%	2,150,000	2,153,021
Monroe County School District
Refunding Certificate of Participation
Series 2018A
06/01/2034	5.000%	1,000,000	1,045,828
Orange County School Board
Refunding Certificate of Participation
Series 2016C
08/01/2033	5.000%	5,000,000	5,109,903
Palm Beach County Health Facilities Authority
Revenue Bonds
Lifespace Communities, Inc.
Series 2018
05/15/2036	5.000%	2,550,000	2,149,650
05/15/2037	5.000%	2,500,000	2,061,362
Pasco County School Board
Refunding Certificate of Participation
Series 2015A
08/01/2026	5.000%	4,620,000	4,697,321
08/01/2027	5.000%	2,500,000	2,540,995
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates
Series 2019
01/01/2029	5.000%	590,000	571,702
01/01/2039	5.000%	300,000	262,237
01/01/2049	5.000%	1,000,000	791,452
Sarasota County Health Facilities Authority
Refunding Revenue Bonds
Village of Isle Project
Series 2016
01/01/2030	5.000%	750,000	718,466
01/01/2031	5.000%	935,000	887,905
01/01/2032	5.000%	1,100,000	1,035,138
Sarasota County Public Hospital District
Revenue Bonds
Memorial Hospital District
Series 2018
07/01/2041	5.000%	5,000,000	4,870,395
School Board of Miami-Dade County (The)
Refunding Certificate of Participation
Series 2015A
05/01/2030	5.000%	2,500,000	2,525,653
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Southeast Overtown Park West Community Redevelopment Agency(a)
Tax Allocation Bonds
Series 2014A-1
03/01/2030	5.000%	2,925,000	2,925,394
St. Johns County Industrial Development Authority
Refunding Revenue Bonds
Vicar’s Landing Project
Series 2021
12/15/2041	4.000%	500,000	363,309
12/15/2046	4.000%	500,000	338,840
12/15/2050	4.000%	500,000	325,425
Sterling Hill Community Development District(h)
Special Assessment Bonds
Series 2003B
11/01/2010	0.000%	137,787	70,271
Volusia County Educational Facility Authority
Refunding Revenue Bonds
Embry Riddle Aeronautical University
Series 2020
10/15/2044	5.000%	5,850,000	5,754,004
Revenue Bonds
Series 2015B
10/15/2030	5.000%	1,510,000	1,518,393
Total			80,732,279
Georgia 2.8%
City of Atlanta Department of Aviation
Refunding Revenue Bonds
General
Subordinated Series 2014
01/01/2033	5.000%	1,000,000	1,001,556
City of Atlanta Water & Wastewater
Revenue Bonds
Series 2018B
11/01/2043	5.000%	3,000,000	2,999,115
Fulton County Development Authority
Refunding Revenue Bonds
Spelman College
Series 2015
06/01/2032	5.000%	3,630,000	3,660,655
Gainesville & Hall County Development Authority
Refunding Revenue Bonds
Riverside Military Academy
Series 2017
03/01/2027	5.000%	410,000	378,990
03/01/2037	5.000%	2,500,000	1,903,591
03/01/2052	5.125%	2,925,000	1,926,583
Gainesville & Hall County Hospital Authority
Refunding Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2017
02/15/2037	5.000%	2,000,000	2,015,818

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northeast Georgia Health Systems, Inc.
Series 2017
02/15/2036	5.000%	1,500,000	1,518,802
02/15/2042	5.000%	3,000,000	2,913,481
Series 2020
02/15/2040	4.000%	7,000,000	6,090,619
Georgia State Road & Tollway Authority(a),(f)
Prerefunded 06/01/24 Revenue Bonds
I-75 S Express Lanes Project
Series 2014
06/01/2034	0.000%	3,750,000	1,981,082
Revenue Bonds
I-75 S Express Lanes Project
Series 2014 Escrowed to Maturity
06/01/2024	0.000%	210,000	205,193
Main Street Natural Gas, Inc.(e)
Prerefunded 12/01/23 Revenue Bonds
Series 2018D
0.7 x 1-month Term SOFR + 0.830% 07/31/2048	4.515%	500,000	499,747
Series 2018E
Muni Swap Index Yield + 0.570% 07/31/2048	4.660%	10,000,000	9,994,470
Main Street Natural Gas, Inc.
Revenue Bonds
Series 2019A
05/15/2030	5.000%	2,750,000	2,730,611
05/15/2031	5.000%	4,000,000	3,966,690
Total			43,787,003
Guam 0.1%
Territory of Guam(i)
Refunding Revenue Bonds
Section 30
Series 2016A
12/01/2032	5.000%	1,310,000	1,308,927
12/01/2033	5.000%	1,000,000	996,479
Total			2,305,406
Idaho 0.1%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2021
10/01/2031	3.800%	2,100,000	1,703,641
Illinois 16.0%
Chicago Board of Education
Revenue Bonds
Series 2017
04/01/2046	6.000%	1,500,000	1,508,105
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018
04/01/2042	5.000%	1,500,000	1,373,367
04/01/2046	5.000%	1,250,000	1,113,174
Chicago Housing Authority
Revenue Bonds
Series 2018A (HUD)
01/01/2037	5.000%	2,500,000	2,517,972
Chicago Midway International Airport
Refunding Revenue Bonds
2nd Lien
Series 2014B
01/01/2029	5.000%	3,000,000	3,007,976
Chicago O’Hare International Airport
General Obligation Refunding Bonds
Senior Lien
Series 2016B
01/01/2033	5.000%	2,000,000	2,016,927
Refunding Revenue Bonds
General Senior Lien
Series 2017B
01/01/2038	5.000%	2,290,000	2,265,133
Chicago O’Hare International Airport(b)
Refunding Revenue Bonds
Senior Lien
Series 2018
01/01/2037	5.000%	1,200,000	1,175,676
Series 2018A
01/01/2038	5.000%	4,250,000	4,153,602
01/01/2039	5.000%	1,250,000	1,216,562
Series 2022
01/01/2038	5.000%	1,000,000	978,297
01/01/2039	5.000%	1,215,000	1,183,737
01/01/2040	5.000%	1,770,000	1,713,990
Series 2015A
01/01/2026	5.000%	1,500,000	1,499,260
01/01/2031	5.000%	1,000,000	990,952
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2040	5.000%	1,000,000	969,412
Limited General Obligation Refunding Bonds
Series 2016B
01/01/2031	5.000%	1,790,000	1,800,028
Chicago Transit Authority
Revenue Bonds
Second Lien
Series 2017
12/01/2046	5.000%	3,000,000	2,883,327

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Transit Authority Sales Tax Receipts Fund
Refunding Revenue Bonds
Second Lien
Junior Subordinated Series 2020A
12/01/2050	4.000%	3,000,000	2,313,002
City of Chicago
Unlimited General Obligation Bonds
Series 2017A
01/01/2038	6.000%	10,000,000	10,239,389
Series 2019A
01/01/2040	5.000%	6,500,000	6,285,745
01/01/2044	5.000%	11,750,000	11,067,001
Unlimited General Obligation Refunding Bonds
Series 2020A
01/01/2028	5.000%	6,000,000	6,107,834
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Junior Subordinated Series 2017B
01/01/2032	5.000%	2,000,000	2,007,318
01/01/2035	5.000%	3,310,000	3,325,107
Series 2015C
01/01/2031	5.000%	3,715,000	3,719,395
01/01/2039	5.000%	500,000	467,648
Series 2017B
01/01/2033	5.000%	2,500,000	2,517,632
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2016
11/01/2025	5.000%	2,000,000	2,033,228
11/01/2027	5.000%	3,750,000	3,808,020
Revenue Bonds
2nd Lien
Junior Subordinated Series 2016A-1
11/01/2027	5.000%	1,000,000	1,015,472
11/01/2029	5.000%	1,000,000	1,012,603
Series 2016A-1
11/01/2028	5.000%	1,000,000	1,015,022
City of Springfield Electric
Refunding Revenue Bonds
Senior Lien
Series 2015
03/01/2028	5.000%	1,000,000	1,006,090
03/01/2029	5.000%	1,000,000	1,005,449
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cook County Community Consolidated School District No. 65 Evanston(f)
Unlimited General Obligation Bonds
Limited Tax
Series 2014
12/01/2027	0.000%	300,000	245,736
12/01/2029	0.000%	400,000	295,440
12/01/2030	0.000%	1,130,000	791,030
12/01/2031	0.000%	1,500,000	993,975
Cook County School District No. 144 Prairie Hills(f)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2011C (AGM)
12/01/2028	0.000%	2,830,000	2,224,953
12/01/2029	0.000%	2,580,000	1,926,047
Cook County School District No. 83 Mannheim
Unlimited General Obligation Bonds
School
Series 2013
06/01/2033	5.625%	2,980,000	3,276,629
County of Cook
Unlimited General Obligation Refunding Bonds
Series 2016A
11/15/2028	5.000%	3,150,000	3,229,910
11/15/2031	5.000%	2,750,000	2,773,641
County of Cook Sales Tax
Refunding Revenue Bonds
Series 2018
11/15/2035	5.250%	1,520,000	1,566,119
11/15/2036	5.250%	3,000,000	3,071,370
Illinois Finance Authority
Improvement Refunding Bonds
Chicago International
Series 2017
12/01/2037	5.000%	1,000,000	931,240
12/01/2047	5.000%	1,000,000	851,298
Prerefunded 01/01/27 Revenue Bonds
Edward-Elmhurst Healthcare
Series 2017
01/01/2036	5.000%	2,000,000	2,066,564
Prerefunded 01/01/28 Revenue Bonds
Edward-Elmhurst Healthcare
Series 2018
01/01/2044	5.000%	5,000,000	5,217,636
Prerefunded 05/15/25 Revenue Bonds
Plymouth Place
Series 2015
05/15/2030	5.000%	1,000,000	1,016,607
Refunding Revenue Bonds
OSF Healthcare System
Series 2015A
11/15/2026	5.000%	1,000,000	1,008,983
11/15/2027	5.000%	500,000	504,281

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Plymouth Place
Series 2015 Escrowed to Maturity
05/15/2025	5.000%	430,000	434,166
Rush University Medical Center
Series 2015A
11/15/2032	5.000%	10,000,000	10,004,003
Series 2018A
05/15/2043	5.000%	5,000,000	4,787,073
Revenue Bonds
University of Illinois at Urbana-Champaign Project
Series 2019
10/01/2049	5.000%	1,250,000	1,145,173
Illinois Municipal Electric Agency
Refunding Revenue Bonds
Series 2015A
02/01/2030	5.000%	12,060,000	12,184,643
Illinois State Toll Highway Authority
Refunding Revenue Bonds
Series 2016A
12/01/2032	5.000%	7,790,000	7,894,247
Series 2019A
01/01/2031	5.000%	500,000	523,731
Revenue Bonds
Series 2014C
01/01/2032	5.000%	9,600,000	9,653,087
Unrefunded Revenue Bonds
Series 2016A
12/01/2031	4.000%	5,000,000	4,975,779
Kane McHenry Cook & De Kalb Counties Unit School District No. 300
Unlimited General Obligation Refunding Bonds
Series 2015
01/01/2024	5.000%	1,000,000	1,001,257
01/01/2026	5.000%	4,000,000	4,025,955
Metropolitan Pier & Exposition Authority(f)
Refunding Revenue Bonds
Capital Appreciation - McCormick Place Expansion Project
Series 1996A (NPFGC)
06/15/2024	0.000%	1,000,000	972,065
Revenue Bonds
McCormick Place Expansion Project
Series 2002 Escrowed to Maturity (NPFGC)
12/14/2023	0.000%	775,000	771,350
Unrefunded Revenue Bonds
McCormick Place Expansion Project
Series 2002 (NPFGC)
12/15/2023	0.000%	60,000	59,685
Railsplitter Tobacco Settlement Authority
Prerefunded 06/01/26 Revenue Bonds
Series 2017
05/31/2027	5.000%	4,185,000	4,284,809
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sales Tax Securitization Corp.
Refunding Revenue Bonds
Sales Tax Securitization
Series 2017
01/01/2029	5.000%	1,000,000	1,029,319
01/01/2030	5.000%	1,450,000	1,486,785
Senior Lien
Series 2020A
01/01/2030	5.000%	2,000,000	2,094,160
Series 2018A
01/01/2031	5.000%	2,000,000	2,043,447
Series 2018C
01/01/2043	5.250%	5,000,000	5,021,586
South Suburban College Community School District No. 510(f)
Limited General Obligation Bonds
Capital Appreciation - Limited Tax
Series 2009 (AGM)
12/01/2025	0.000%	1,000,000	905,145
Southwestern Illinois Development Authority
Revenue Bonds
Local Government - Southwestern Illinois Flood Prevention District Council Project
Subordinated Series 2016
10/15/2029	5.000%	1,780,000	1,810,292
10/15/2032	5.000%	1,335,000	1,356,966
State of Illinois
Revenue Bonds
Junior Obligations
Series 2018B
06/15/2034	5.000%	5,000,000	5,038,818
Unlimited General Obligation Bonds
Series 2014
02/01/2031	5.250%	5,000,000	4,971,201
Series 2016
06/01/2026	5.000%	5,000,000	5,079,958
11/01/2030	5.000%	1,000,000	1,013,073
Series 2019B
11/01/2034	4.000%	5,000,000	4,625,882
Series 2020
05/01/2039	5.500%	4,000,000	4,092,146
05/01/2045	5.750%	2,000,000	2,039,850
Series 2020C
05/01/2030	5.500%	1,500,000	1,569,933
Series 2021A
03/01/2038	4.000%	3,000,000	2,636,241
Series 2023B
05/01/2040	5.250%	1,690,000	1,690,303
Unlimited General Obligation Refunding Bonds
Series 2016
02/01/2026	5.000%	7,000,000	7,097,002

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018A
10/01/2029	5.000%	2,400,000	2,463,084
Series 2018B
10/01/2027	5.000%	2,300,000	2,355,264
10/01/2029	5.000%	5,000,000	5,131,425
Will County School District No. 114 Manhattan(f)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2005 (NPFGC)
12/01/2023	0.000%	1,285,000	1,279,907
Total			252,853,721
Indiana 0.6%
City of Indianapolis Thermal Energy System
Refunding Revenue Bonds
1st Lien
Series 2014A
10/01/2032	5.000%	1,400,000	1,413,210
City of Rockport
Refunding Revenue Bonds
Power Company Project
Series 2018A
06/01/2025	3.050%	2,100,000	2,048,591
Indiana Finance Authority
Revenue Bonds
BHI Senior Living
Series 2016A
11/15/2046	5.250%	2,500,000	2,213,504
Series 2018
11/15/2038	5.000%	2,000,000	1,833,340
Ohio Valley Electric Corp. Project
Series 2020
11/01/2030	3.000%	2,000,000	1,769,504
11/01/2030	3.000%	1,000,000	884,752
Total			10,162,901
Iowa 0.5%
Iowa Finance Authority
Revenue Bonds
Lifespace Communities, Inc.
Series 2016
05/15/2036	5.000%	4,065,000	3,426,795
Series 2018A
05/15/2043	5.000%	1,000,000	760,836
Northcrest, Inc. Project
Series 2018A
03/01/2048	5.000%	1,250,000	966,903
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PEFA, Inc.
Revenue Bonds
Series 2019 (Mandatory Put 09/01/26)
09/01/2049	5.000%	3,000,000	2,979,559
Total			8,134,093
Kentucky 1.5%
Kentucky Economic Development Finance Authority
Revenue Bonds
Baptist Healthcare Systems
Series 2017B
08/15/2041	5.000%	3,500,000	3,405,741
Kentucky Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
09/01/2029	5.000%	4,000,000	4,029,495
Kentucky Public Energy Authority(e)
Revenue Bonds
Series 2019A-2 (Mandatory Put 06/01/25)
0.7 x 1-month Term SOFR + 1.120% 12/01/2049	4.805%	7,000,000	6,980,997
Louisville/Jefferson County Metropolitan Government
Refunding Revenue Bonds
Norton Healthcare, Inc.
Series 2016
10/01/2030	5.000%	1,300,000	1,308,112
10/01/2031	5.000%	3,500,000	3,518,304
Paducah Electric Plant Board
Refunding Revenue Bonds
Series 2016A (AGM)
10/01/2027	5.000%	2,000,000	2,048,032
10/01/2028	5.000%	1,850,000	1,893,919
Total			23,184,600
Louisiana 0.4%
City of Bossier City Utilities
Prerefunded 10/01/24 Revenue Bonds
Series 2014
10/01/2031	5.000%	1,160,000	1,171,933
City of Shreveport Water & Sewer
Refunding Revenue Bonds
Series 2014A (BAM)
12/01/2025	4.000%	2,210,000	2,213,016
Louisiana Public Facilities Authority
Refunding Revenue Bonds
Ochsner Clinic Foundation Project
Series 2017
05/15/2042	5.000%	2,500,000	2,399,965
Total			5,784,914

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maine 0.2%
Maine Health & Higher Educational Facilities Authority
Revenue Bonds
Main Health Services
Series 2018A
07/01/2043	5.000%	3,500,000	3,406,218
Maryland 1.0%
County of Anne Arundel
Limited General Obligation Bonds
Consolidated General Improvements
Series 2019
10/01/2031	5.000%	3,500,000	3,743,964
Maryland Economic Development Corp.
Tax Allocation Bonds
Port Covington Project
Series 2020
09/01/2030	3.250%	500,000	447,990
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2028	5.000%	1,300,000	1,306,089
State of Maryland
Unlimited General Obligation Refunding Bonds
Series 2017B
08/01/2026	5.000%	10,000,000	10,351,241
Total			15,849,284
Massachusetts 3.7%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Consolidated Loan of 2023
Series 2023
05/01/2040	5.000%	870,000	912,709
Series 2018A
01/01/2035	5.000%	10,000,000	10,418,327
Series 2019A
01/01/2037	5.000%	850,000	881,466
01/01/2039	5.000%	3,960,000	4,050,555
Limited General Obligation Refunding Bonds
Series 2023C
08/01/2040	5.000%	5,000,000	5,250,324
Massachusetts Bay Transportation Authority(f)
Refunding Revenue Bonds
Series 2016A
07/01/2029	0.000%	3,500,000	2,665,601
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Bay Transportation Authority Sales Tax
Revenue Bonds
Sustainability Bonds
Subordinated Series 2017
07/01/2046	5.000%	4,465,000	4,463,864
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Emerson College
Series 2017A
01/01/2034	5.000%	1,000,000	1,003,726
Foxborough Regional Charter
Series 2017
07/01/2037	5.000%	1,400,000	1,287,247
Lahey Clinic Obligation
Series 2015F
08/15/2031	5.000%	2,490,000	2,518,732
08/15/2032	5.000%	4,120,000	4,167,729
08/15/2033	5.000%	3,000,000	3,033,780
Simmons University
Series 2018L
10/01/2034	5.000%	2,390,000	2,371,659
10/01/2035	5.000%	2,000,000	1,967,165
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2032	5.000%	1,300,000	1,290,723
10/01/2036	5.000%	4,600,000	4,380,947
Massachusetts Development Finance Agency(a)
Refunding Revenue Bonds
Newbridge Charles, Inc.
Series 2017
10/01/2032	4.000%	2,000,000	1,723,096
10/01/2037	5.000%	500,000	445,866
10/01/2047	5.000%	500,000	408,539
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2033	5.000%	975,000	974,022
Massachusetts Port Authority(b)
Refunding Revenue Bonds
Series 2019A
07/01/2040	5.000%	4,000,000	3,944,989
Total			58,161,066
Michigan 3.2%
Fraser Public School District
Unlimited General Obligation Refunding Bonds
Series 2015
05/01/2025	5.000%	1,700,000	1,729,049

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Great Lakes Water Authority Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2018B
07/01/2029	5.000%	3,600,000	3,807,477
Marshall Public Schools
Unlimited General Obligation Refunding Bonds
Marshall Public School District
Series 2015
11/01/2028	4.000%	1,380,000	1,381,610
11/01/2029	4.000%	940,000	940,196
Michigan Finance Authority
Refunding Revenue Bonds
Henry Ford Health System
Series 2016
11/15/2041	5.000%	1,000,000	963,164
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2029	5.000%	950,000	960,945
07/01/2032	5.000%	1,500,000	1,517,282
07/01/2034	5.000%	500,000	503,602
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	800,000	803,661
Series 2014H-1
10/01/2026	5.000%	3,300,000	3,323,755
Revenue Bonds
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2026	5.000%	175,000	177,213
07/01/2027	5.000%	600,000	607,778
07/01/2033	5.000%	5,000,000	5,041,600
Multimodal-McLaren Health Care
Series 2019
02/15/2044	4.000%	4,000,000	3,374,322
Senior Lien - Great Lakes Water Authority
Series 2014 (AGM)
07/01/2029	5.000%	1,500,000	1,507,745
07/01/2030	5.000%	1,500,000	1,508,039
Series 2014C-3 (AGM)
07/01/2032	5.000%	1,000,000	1,005,294
Michigan State University
Refunding Revenue Bonds
Series 2023A
08/15/2040	5.000%	5,550,000	5,797,153
Michigan Strategic Fund(b)
Revenue Bonds
I-75 Improvement Project
Series 2018
12/31/2043	5.000%	3,400,000	3,146,529
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Royal Oak Hospital Finance Authority
Prerefunded 03/01/24 Revenue Bonds
William Beaumont Hospital
Series 2014D
09/01/2032	5.000%	4,075,000	4,085,535
Wayne County Airport Authority(b)
Refunding Revenue Bonds
Series 2015F
12/01/2026	5.000%	3,000,000	2,999,349
Wayne County Airport Authority
Revenue Bonds
Detroit Metro
Series 2018
12/01/2036	5.000%	3,205,000	3,240,332
Series 2015D
12/01/2030	5.000%	1,250,000	1,249,150
Total			49,670,780
Minnesota 1.0%
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2029	5.000%	2,720,000	2,740,619
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2043	5.000%	1,000,000	942,533
Revenue Bonds
Benedictine Health System
Series 2021
07/01/2036	4.000%	3,000,000	2,339,453
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2029	5.000%	1,050,000	1,064,693
HealthPartners Obligation Group
Series 2015
07/01/2028	5.000%	6,400,000	6,433,012
Watertown-Mayer Independent School District No. 111(f)
Unlimited General Obligation Bonds
Series 2020A
02/01/2030	0.000%	2,475,000	1,840,668
Woodbury Housing & Redevelopment Authority
Revenue Bonds
St. Therese of Woodbury
Series 2014
12/01/2034	5.000%	1,000,000	912,284
Total			16,273,262

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mississippi 0.8%
Mississippi Business Finance Corp.
Refunding Revenue Bonds
Pollution Control Project
Series 2019
09/01/2028	3.200%	4,000,000	3,792,274
Mississippi Hospital Equipment & Facilities Authority
Refunding Revenue Bonds
Forrest County General Hospital Project
Series 2019
01/01/2039	4.000%	1,500,000	1,281,855
01/01/2040	4.000%	1,100,000	925,244
State of Mississippi
Revenue Bonds
Series 2015E
10/15/2029	5.000%	3,500,000	3,528,108
State of Mississippi Gaming Tax
Revenue Bonds
Series 2019A
10/15/2036	5.000%	3,395,000	3,414,972
Total			12,942,453
Missouri 1.3%
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2044	4.000%	2,000,000	1,608,215
02/15/2049	4.000%	2,500,000	1,983,497
Health & Educational Facilities Authority of the State of Missouri
Refunding Revenue Bonds
CoxHealth
Series 2015A
11/15/2028	5.000%	6,210,000	6,195,631
St. Luke’s Health Systems, Inc.
Series 2016
11/15/2034	5.000%	3,000,000	3,029,112
Kansas City Industrial Development Authority(b)
Revenue Bonds
Kansas City International Airport
Series 2019
03/01/2046	5.000%	2,000,000	1,881,616
Lee’s Summit Industrial Development Authority
Revenue Bonds
John Knox Village Project
Series 2016A
08/15/2036	5.000%	1,100,000	949,474
08/15/2051	5.000%	2,405,000	1,788,840
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Prairie State Project
Series 2015A
12/01/2029	5.000%	2,000,000	2,022,675
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
Friendship Village St. Louis
Series 2017
09/01/2048	5.000%	1,000,000	788,510
St. Andrew’s Resources for Seniors Obligated Group
Series 2015
12/01/2025	5.000%	625,000	616,020
Total			20,863,590
Nebraska 1.3%
Nebraska Public Power District
General Refunding Revenue Bonds
Series 2016B
01/01/2037	5.000%	7,435,000	7,486,077
Omaha Public Power District(j)
Revenue Bonds
Series 2023A
02/01/2038	5.000%	1,200,000	1,265,016
Public Power Generation Agency
Refunding Revenue Bonds
Whelan Energy Center Unit
Series 2015
01/01/2027	5.000%	11,865,000	11,966,799
Total			20,717,892
Nevada 0.9%
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2031	5.000%	1,000,000	992,268
09/01/2033	5.000%	1,000,000	986,288
County of Clark
Revenue Bonds
Series 2023
07/01/2039	5.000%	5,000,000	5,175,048
County of Clark Department of Aviation
Refunding Revenue Bonds
Subordinated Series 2017A-2
07/01/2040	5.000%	4,000,000	3,953,817
System - Lien
Subordinated Series 2014 (AGM)
07/01/2029	5.000%	1,200,000	1,199,537
07/01/2030	5.000%	1,000,000	999,453

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	21

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Nevada Department of Business & Industry(a)
Revenue Bonds
Somerset Academy
Series 2018A
12/15/2029	4.500%	465,000	437,171
Total			13,743,582
New Jersey 3.3%
New Jersey Economic Development Authority
Prerefunded 12/15/26 Revenue Bonds
Series 2016BBB
06/15/2030	5.500%	2,500,000	2,625,585
Revenue Bonds
Transportation Project
Series 2020
11/01/2036	5.000%	5,000,000	5,105,203
New Jersey Transportation Trust Fund Authority(f)
Capital Appreciation Revenue Bonds
Transportation System
Series 2006C (AGM)
12/15/2029	0.000%	3,060,000	2,345,091
Revenue Bonds
Capital Appreciation - Transportation System
Series 2006C
12/15/2024	0.000%	440,000	420,354
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2030	5.000%	1,000,000	1,016,198
06/15/2031	5.000%	1,000,000	1,014,965
Transportation System
Series 2018A
12/15/2034	5.000%	1,500,000	1,537,662
Series 2019
12/15/2033	5.000%	3,000,000	3,111,307
Revenue Bonds
Series 2019BB
06/15/2036	4.000%	1,000,000	933,670
06/15/2044	4.000%	2,500,000	2,138,336
06/15/2050	4.000%	3,500,000	2,905,531
Series 2020AA
06/15/2038	4.000%	1,000,000	912,054
Transportation Program
Series 2019
06/15/2037	5.000%	4,465,000	4,518,916
Transportation System
Series 2014D
06/15/2032	5.000%	5,000,000	5,015,899
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2017E
01/01/2029	5.000%	1,500,000	1,571,297
Series 2017G
01/01/2035	5.000%	6,000,000	6,215,581
Revenue Bonds
Series 2015E
01/01/2031	5.000%	500,000	503,367
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2031	5.000%	2,750,000	2,832,626
06/01/2032	5.000%	2,000,000	2,058,204
06/01/2033	5.000%	1,500,000	1,541,927
06/01/2034	5.000%	2,000,000	2,054,086
06/01/2046	5.250%	2,440,000	2,395,578
Total			52,773,437
New Mexico 0.2%
City of Santa Fe
Revenue Bonds
El Castillo Retirement Project
Series 2019
05/15/2044	5.000%	1,350,000	1,058,140
County of Bernalillo
Refunding Revenue Bonds
Series 1998
04/01/2027	5.250%	2,205,000	2,264,065
Total			3,322,205
New York 5.9%
Buffalo & Erie County Industrial Land Development Corp.
Refunding Revenue Bonds
Charter School For Applied Technologies Project
Series 2017
06/01/2035	5.000%	1,000,000	993,294
Revenue Bonds
Tapestry-Charter School Project
Series 2017
08/01/2037	5.000%	1,300,000	1,172,566
08/01/2047	5.000%	1,000,000	836,553
City of New York
Unlimited General Obligation Bonds
Series 2018E-1
03/01/2034	5.250%	3,000,000	3,138,390
03/01/2035	5.250%	2,500,000	2,605,319
03/01/2037	5.000%	1,120,000	1,140,978
Subordinated Series 2023E-1
04/01/2043	5.250%	6,000,000	6,219,772

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hudson Yards Infrastructure Corp.
Refunding Revenue Bonds
Series 2017A
02/15/2034	5.000%	5,000,000	5,117,576
Long Island Power Authority
Revenue Bonds
Green Bonds
Series 2023E
09/01/2037	5.000%	900,000	943,828
09/01/2038	5.000%	1,500,000	1,555,103
Metropolitan Transportation Authority
Refunding Revenue Bonds
Green Bonds
Series 2017C-1
11/15/2034	5.000%	1,815,000	1,836,995
Revenue Bonds
Series 2016C-1
11/15/2036	5.000%	2,325,000	2,308,189
Metropolitan Transportation Authority(e)
Refunding Revenue Bonds
Transportation
Subordinated Series 2021 (AGM) (Mandatory Put 04/01/24)
0.7 x SOFR + 0.550% 11/01/2032	4.108%	2,250,000	2,249,387
New York City Transitional Finance Authority
Refunding Revenue Bonds
Future Tax Secured
Subordinated Series 2015C
11/01/2026	5.000%	1,000,000	1,013,377
Revenue Bonds
Future Tax Secured
Subordinated Series 2016B-1
08/01/2034	5.000%	4,000,000	4,078,816
Subordinated Series 2017F-1
05/01/2038	5.000%	4,000,000	4,038,543
Subordinated Series 2018
08/01/2036	5.000%	5,555,000	5,692,711
New York Power Authority(j)
Revenue Bonds
Green Transmission Project
Series 2023A (AGM)
11/15/2039	5.250%	400,000	427,249
New York State Dormitory Authority(a)
Refunding Revenue Bonds
Garnet Health Medical Center
Series 2017
12/01/2035	5.000%	500,000	448,867
Orange Regional Medical Center
Series 2017
12/01/2037	5.000%	500,000	440,429
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority
Refunding Revenue Bonds
Memorial Sloan-Kettering Cancer Center
Series 2017
07/01/2035	4.000%	1,500,000	1,422,309
North Shore - Long Island Jewish Obligation Group
Series 2015A
05/01/2031	5.000%	9,830,000	9,860,298
Series 2018A
03/15/2037	5.250%	1,695,000	1,766,264
New York State Urban Development Corp.
Revenue Bonds
Series 2023A
03/15/2035	5.000%	5,000,000	5,417,556
New York Transportation Development Corp.(b)
Revenue Bonds
Delta Air Lines, Inc. LaGuardia
Series 2020
10/01/2035	5.000%	6,000,000	5,690,518
10/01/2045	4.375%	1,500,000	1,235,061
LaGuardia Airport Terminal B
Series 2016 (AGM)
07/01/2032	4.000%	2,500,000	2,362,999
New York Transportation Development Corp.(b),(j)
Revenue Bonds
LaGuardia Airport Terminal C&D
Series 2023
04/01/2035	6.000%	2,500,000	2,585,837
Port Authority of New York & New Jersey(b)
Refunding Revenue Bonds
Consolidated Bonds
Series 2022
08/01/2039	5.000%	2,000,000	1,989,613
Series 2023-238
07/15/2038	5.000%	4,300,000	4,296,150
Series 2023-242
12/01/2038	5.000%	1,400,000	1,398,772
State of New York
Unlimited General Obligation Bonds
Series 2023B
03/15/2039	5.000%	2,155,000	2,262,166
Triborough Bridge & Tunnel Authority
Refunding Revenue Bonds
Green Bonds
Series 2023C
11/15/2040	5.250%	1,000,000	1,049,869
MTA Bridges and Tunnels
Series 2023
11/15/2038	5.000%	1,000,000	1,035,427

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	23

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
TBTA Capital Lockbox - City Sales Tax
Series 2023A
05/15/2040	5.000%	875,000	904,963
Triborough Bridge & Tunnel Authority(e)
Refunding Revenue Bonds
MTA Bridges and Tunnels
Series 2021 (Mandatory Put 02/01/24)
0.7 x SOFR + 0.380% 01/01/2032	3.938%	1,960,000	1,954,185
TSASC, Inc.
Refunding Revenue Bonds
Series 2017A
06/01/2036	5.000%	1,000,000	1,008,783
06/01/2041	5.000%	1,000,000	978,220
Total			93,476,932
North Carolina 1.2%
North Carolina Capital Facilities Finance Agency
Refunding Revenue Bonds
The Arc of North Carolina
Series 2017
10/01/2034	5.000%	2,325,000	2,163,555
North Carolina Medical Care Commission
Refunding Revenue Bonds
Presbyterian Homes
Series 2016C
10/01/2031	4.000%	1,000,000	944,651
Sharon Towers
Series 2019A
07/01/2029	4.000%	1,970,000	1,784,785
Revenue Bonds
Presbyterian Homes
Series 2020
10/01/2045	4.000%	660,000	517,100
10/01/2045	5.000%	1,500,000	1,396,066
North Carolina Municipal Power Agency No. 1
Refunding Revenue Bonds
Series 2015A
01/01/2031	5.000%	2,000,000	2,023,509
North Carolina Turnpike Authority
Revenue Bonds
Senior Lien - Triangle Expressway
Series 2019
01/01/2049	5.000%	1,500,000	1,431,853
State of North Carolina
Refunding Revenue Bonds
Series 2014B
06/01/2025	5.000%	5,000,000	5,096,189
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of North Carolina at Greensboro
Refunding Revenue Bonds
General
Series 2017
04/01/2035	4.000%	1,200,000	1,125,168
04/01/2036	4.000%	1,000,000	926,253
University of North Carolina at Wilmington
Refunding Revenue Bonds
Student Housing Projects
Series 2016
06/01/2031	4.000%	2,040,000	1,981,868
Total			19,390,997
Ohio 0.7%
Cleveland Department of Public Utilities Division of Water
Prerefunded 01/01/24 Revenue Bonds
Series 2015Y
01/01/2029	4.000%	1,000,000	1,000,032
01/01/2030	4.000%	1,000,000	1,000,032
County of Franklin
Revenue Bonds
OPRS Communities
Series 2016C
07/01/2029	5.000%	2,000,000	1,931,007
County of Miami
Improvement Refunding Bonds
Kettering Health Network
Series 2019
08/01/2045	5.000%	2,220,000	2,138,776
State of Ohio
Unlimited General Obligation Bonds
Series 2022A
03/01/2037	5.000%	1,000,000	1,063,767
03/01/2038	5.000%	1,500,000	1,576,404
03/01/2039	5.000%	2,000,000	2,090,696
Total			10,800,714
Oklahoma 0.3%
Norman Regional Hospital Authority
Refunding Revenue Bonds
Series 2016
09/01/2027	5.000%	2,000,000	1,994,065
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2037	5.250%	2,750,000	2,585,913
11/15/2045	5.250%	250,000	222,211
Total			4,802,189

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon 0.6%
Hospital Facilities Authority of Multnomah County
Prerefunded 10/01/24 Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2034	5.125%	1,000,000	1,008,262
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow(f)
Unlimited General Obligation Bonds
Series 2017A
06/15/2033	0.000%	7,160,000	4,525,527
State of Oregon Department of Transportation
Revenue Bonds
Series 2022A
11/15/2038	5.000%	2,000,000	2,105,317
11/15/2039	5.000%	2,145,000	2,246,598
Total			9,885,704
Pennsylvania 3.7%
Berks County Industrial Development Authority
Prerefunded 05/15/25 Revenue Bonds
Highlands at Wyomissing
Series 2018
05/15/2043	5.000%	350,000	361,879
Prerefunded 05/15/25 Revenue Bonds
Highlands at Wyomissing
Series 2018
05/14/2038	5.000%	255,000	263,655
Refunding Revenue Bonds
Highlands at Wyomissing
Series 2017
05/15/2032	5.000%	1,050,000	1,015,979
05/15/2047	5.000%	1,630,000	1,340,661
Revenue Bonds
Highlands at Wyomissing
Series 2017
05/15/2042	5.000%	1,655,000	1,418,376
Bucks County Industrial Development Authority
Refunding Revenue Bonds
Pennswood Village Project
Series 2018
10/01/2037	5.000%	1,250,000	1,174,652
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018
06/01/2029	5.000%	1,500,000	1,542,285
06/01/2032	5.000%	1,000,000	1,023,403
06/01/2033	5.000%	1,250,000	1,278,362
06/01/2034	5.000%	1,000,000	1,021,408
06/01/2035	5.000%	1,000,000	1,018,512
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cumberland County Municipal Authority
Prerefunded 01/01/25 Revenue Bonds
Diakon Lutheran Social Ministries
Series 2015
01/01/2027	5.000%	750,000	758,138
01/01/2028	5.000%	1,175,000	1,187,749
Refunding Revenue Bonds
Diakon Lutheran
Series 2015
01/01/2027	5.000%	1,440,000	1,434,081
01/01/2028	5.000%	2,170,000	2,154,584
Delaware River Joint Toll Bridge Commission
Revenue Bonds
Series 2017
07/01/2033	5.000%	2,250,000	2,305,770
Delaware River Port Authority
Revenue Bonds
Series 2018A
01/01/2036	5.000%	2,000,000	2,080,723
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2039	5.000%	2,500,000	2,463,415
Lancaster County Hospital Authority
Revenue Bonds
Moravian Manors, Inc. Project
Series 2019A
06/15/2044	5.000%	1,000,000	798,136
Lancaster County Solid Waste Management Authority
Prerefunded 12/15/23 Revenue Bonds
Series 2013A
12/15/2029	5.250%	3,100,000	3,104,797
Montgomery County Higher Education and Health Authority
Refunding Revenue Bonds
Thomas Jefferson University Project
Series 2019
09/01/2044	4.000%	1,000,000	837,848
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Acts Retirement - Life Communities
Series 2016
11/15/2036	5.000%	4,315,000	4,147,048
Meadowood Senior Living Project
Series 2018
12/01/2038	5.000%	1,000,000	909,947
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2016
08/15/2026	5.000%	3,770,000	3,817,672

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	25

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Economic Development Financing Authority(b)
Revenue Bonds
The PennDOT Major Bridges Package One Project
Series 2022
06/30/2039	5.500%	5,690,000	5,792,989
Pennsylvania Turnpike Commission
Refunding Revenue Bonds
Subordinated Series 2017-3
12/01/2037	4.000%	2,975,000	2,665,124
Revenue Bonds
Series 2017A-1
12/01/2037	5.000%	1,250,000	1,276,851
Series 2018A-2
12/01/2036	5.000%	2,500,000	2,579,805
Subordinated Series 2017A
12/01/2042	5.500%	3,000,000	3,037,505
Subordinated Series 2017B-1
06/01/2042	5.000%	5,450,000	5,420,163
Total			58,231,517
Rhode Island 0.1%
Rhode Island Turnpike & Bridge Authority
Refunding Revenue Bonds
Series 2016A
10/01/2033	5.000%	1,300,000	1,317,889
South Carolina 3.0%
County of Florence
Refunding Revenue Bonds
McLeod Regional Medical Center Project
Series 2014
11/01/2031	5.000%	3,610,000	3,622,941
11/01/2032	5.000%	5,000,000	5,014,927
Patriots Energy Group Financing Agency
Revenue Bonds
Series 2018A (Mandatory Put 02/01/24)
10/01/2048	4.000%	2,500,000	2,491,435
Patriots Energy Group Financing Agency(e)
Revenue Bonds
Series 2018B (Mandatory Put 02/01/24)
0.7 x 1-month Term SOFR + 0.860% 10/01/2048	4.545%	8,000,000	7,999,919
South Carolina Jobs-Economic Development Authority
Prerefunded 11/01/24 Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2033	7.000%	590,000	605,476
Refunding Revenue Bonds
Episcopal Home Still Hopes
Series 2018
04/01/2038	5.000%	2,000,000	1,706,861
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prisma Health Obligated Group
Series 2018
05/01/2036	5.000%	7,000,000	6,972,906
Revenue Bonds
Lutheran Homes of South Carolina Obligation Group
Series 2013
05/01/2028	5.000%	3,500,000	3,270,924
Wofford College Project
Series 2019
04/01/2038	5.000%	930,000	931,212
South Carolina Jobs-Economic Development Authority(a)
Revenue Bonds
Series 2015A
08/15/2025	4.500%	260,000	250,833
South Carolina Public Service Authority
Refunding Revenue Bonds
Series 2015A
12/01/2026	5.000%	7,000,000	7,033,876
Series 2016A
12/01/2030	5.000%	4,000,000	4,036,346
Series 2016B
12/01/2032	5.000%	3,265,000	3,290,728
Total			47,228,384
South Dakota 0.3%
South Dakota Health & Educational Facilities Authority
Revenue Bonds
Regional Health
Series 2017
09/01/2029	5.000%	1,700,000	1,726,248
09/01/2030	5.000%	2,250,000	2,282,365
Total			4,008,613
Tennessee 0.5%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2029	5.000%	1,000,000	1,006,116
Knox County Health Educational & Housing Facility Board
Refunding Revenue Bonds
Covenant Health Services
Series 2016A
01/01/2042	5.000%	5,815,000	5,414,023
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2031	5.000%	1,000,000	1,011,057
Total			7,431,196

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas 9.2%
Austin Independent School District
Unlimited General Obligation Bonds
Series 2023
08/01/2039	5.000%	2,000,000	2,074,405
08/01/2040	5.000%	3,000,000	3,091,781
Bexar County Health Facilities Development Corp.
Refunding Revenue Bonds
Army Retirement Residence Foundation
Series 2018
07/15/2033	5.000%	1,000,000	903,222
Bexar County Hospital District
Limited General Obligation Refunding Bonds
Series 2019
02/15/2034	5.000%	1,000,000	1,038,694
02/15/2038	5.000%	1,250,000	1,274,207
Central Texas Regional Mobility Authority
Prerefunded 07/01/25 Revenue Bonds
Senior Lien
Series 2015A
01/01/2030	5.000%	1,550,000	1,576,590
Central Texas Regional Mobility Authority(f)
Revenue Bonds
Capital Appreciation
Series 2010
01/01/2025	0.000%	1,000,000	943,912
Central Texas Turnpike System
Refunding Revenue Bonds
Subordinated Series 2015C
08/15/2031	5.000%	7,500,000	7,406,155
08/15/2032	5.000%	6,000,000	5,903,549
08/15/2034	5.000%	10,240,000	9,992,292
City of Austin Airport System
Revenue Bonds
Series 2017A
11/15/2035	5.000%	1,000,000	1,004,741
City of Austin Electric Utility
Refunding Revenue Bonds
Series 2023
11/15/2040	5.000%	5,000,000	5,178,327
City of Beaumont Waterworks & Sewer System
Prerefunded 09/01/25 Revenue Bonds
Subordinated Series 2015A (BAM)
09/01/2030	5.000%	1,000,000	1,010,479
Refunding Revenue Bonds
Subordinated Series 2015A (BAM)
09/01/2026	5.000%	1,000,000	1,012,855
09/01/2027	5.000%	600,000	607,852
City of Garland Electric Utility System
Refunding Revenue Bonds
Series 2019
03/01/2037	5.000%	1,700,000	1,738,645
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Houston
Refunding Revenue Bonds
Convention & Entertainment Facilities
Series 2014
09/01/2030	5.000%	1,000,000	1,005,553
Series 2015
09/01/2027	5.000%	1,215,000	1,222,636
09/01/2029	5.000%	1,500,000	1,508,939
City of Houston Airport System
Refunding Revenue Bonds
Subordinated Series 2018B
07/01/2030	5.000%	1,375,000	1,425,877
Subordinated Series 2018D
07/01/2035	5.000%	2,500,000	2,579,060
City of Houston Airport System(b)
Refunding Revenue Bonds
Subordinated Series 2023A (AGM)
07/01/2040	5.250%	3,780,000	3,824,557
City of Houston Combined Utility System
Refunding Revenue Bonds
1st Lien
Series 2016B
11/15/2034	5.000%	10,000,000	10,177,160
City of Houston Hotel Occupancy Tax
Refunding Revenue Bonds
Convention & Entertainment Facilities Department
Series 2015
09/01/2026	5.000%	250,000	251,632
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership
Series 2015
08/15/2035	5.500%	11,500,000	11,093,198
County of Bexar
Prerefunded 08/15/24 Revenue Bonds
Venue Project
Series 2015 (AGM)
08/15/2031	5.000%	1,280,000	1,290,239
Crane County Water District
Prerefunded 02/15/25 Unlimited General Obligation Bonds
Series 2015
02/15/2030	5.000%	1,000,000	1,010,729
Grand Parkway Transportation Corp.(g)
Revenue Bonds
Convertible
Subordinated Series 2013
10/01/2030	5.050%	1,000,000	1,051,482
Lancaster Independent School District
Unlimited General Obligation Refunding Bonds
Series 2015 (BAM)
02/15/2029	4.000%	3,000,000	2,981,287

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	27

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lower Colorado River Authority
Refunding Revenue Bonds
Series 2015D
05/15/2026	5.000%	695,000	700,124
05/15/2027	5.000%	1,355,000	1,365,390
New Hope Cultural Education Facilities Finance Corp.(h)
Revenue Bonds
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2036	0.000%	2,250,000	1,541,250
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
NCCD-College Station Properties LLC
Series 2015A
07/01/2030	5.000%	7,800,000	7,078,500
North Texas Tollway Authority
Refunding Revenue Bonds
1st Tier
Series 2017A
01/01/2034	5.000%	1,000,000	1,018,964
01/01/2048	5.000%	5,000,000	4,951,000
2nd Tier
Series 2015A
01/01/2032	5.000%	16,800,000	16,851,302
Series 2015B
01/01/2027	5.000%	2,090,000	2,108,470
North Texas Tollway Authority(f)
Refunding Revenue Bonds
Series 2008D (AGM)
01/01/2029	0.000%	7,770,000	6,223,864
Plano Independent School District
Unlimited General Obligation Bonds
Series 2023
02/15/2038	5.000%	1,400,000	1,464,370
Port Beaumont Navigation District(a),(b)
Refunding Revenue Bonds
Jefferson Gulf Coast Energy LLC
Series 2020
01/01/2035	3.625%	1,500,000	1,132,492
Revenue Bonds
Jefferson Gulf Coast Energy Project
Series 2021
01/01/2036	2.750%	1,275,000	849,779
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Air Force Villages Project
Series 2016
05/15/2045	5.000%	5,145,000	3,909,898
Buckner Retirement Services
Series 2017
11/15/2037	5.000%	2,175,000	1,989,113
11/15/2046	5.000%	1,250,000	1,071,206
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Buckner Retirement Services
Series 2016B
11/15/2046	5.000%	2,000,000	1,716,120
Texas Transportation Commission(f)
Revenue Bonds
First Tier Toll
Series 2019
08/01/2038	0.000%	550,000	237,098
Texas Water Development Board
Revenue Bonds
State Water Implementation Fund
Series 2018
10/15/2038	5.000%	3,000,000	3,057,223
Waco Independent School District
Prerefunded 08/15/24 Unlimited General Obligation Bonds
Series 2015
08/15/2028	4.000%	1,000,000	999,577
08/15/2029	4.000%	2,380,000	2,378,994
Total			144,824,789
Utah 0.3%
City of Salt Lake City Airport(b)
Revenue Bonds
Series 2023A
07/01/2038	5.250%	1,450,000	1,468,762
Intermountain Power Agency
Revenue Bonds
Series 2023A
07/01/2037	5.000%	1,000,000	1,056,497
Salt Lake City Corp. Airport
Revenue Bonds
Series 2017B
07/01/2032	5.000%	1,000,000	1,015,671
07/01/2033	5.000%	1,000,000	1,013,721
Total			4,554,651
Vermont 0.6%
Vermont Educational & Health Buildings Financing Agency
Refunding Revenue Bonds
University of Vermont Medical Center
Series 2016A
12/01/2033	5.000%	10,000,000	10,070,436
Virgin Islands, U.S. 0.2%
Virgin Islands Public Finance Authority(a),(i)
Revenue Bonds
Grant Anticipation
Series 2015
09/01/2030	5.000%	2,320,000	2,288,288

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015
09/01/2033	5.000%	1,000,000	991,602
Total			3,279,890
Virginia 0.2%
Henrico County Economic Development Authority
Refunding Revenue Bonds
Westminster Canterbury Project
Series 2018
10/01/2037	5.000%	1,000,000	983,324
Henrico County Economic Development Authority(k)
Revenue Bonds
Registered Savrs
Series 1992 Escrowed to Maturity (AGM)
08/23/2027	7.459%	50,000	50,000
Virginia Gateway Community Development Authority
Refunding Special Assessment Bonds
Series 2012
03/01/2030	5.000%	1,500,000	1,419,561
Total			2,452,885
Washington 1.5%
Energy Northwest
Refunding Revenue Bonds
Columbia Generating Station
Series 2023
07/01/2039	5.000%	4,000,000	4,171,840
FYI Properties
Refunding Revenue Bonds
Green Bonds - State of Washington DIS Project
Series 2019
06/01/2031	5.000%	5,000,000	5,190,151
King County Public Hospital District No. 1
Limited General Obligation Refunding Bonds
Valley Medical Center
Series 2017
12/01/2031	5.000%	4,000,000	4,037,058
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2025	5.000%	2,080,000	2,028,897
12/01/2030	5.750%	2,820,000	2,808,387
Port of Seattle(b)
Revenue Bonds
Intermediate Lien
Subordinated Series 2019
04/01/2044	4.000%	1,000,000	822,700
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington State Housing Finance Commission
Prerefunded 07/01/25 Revenue Bonds
Heron’s Key
Series 2015A
07/01/2030	6.500%	570,000	588,021
07/01/2035	6.750%	1,090,000	1,128,779
Washington State Housing Finance Commission(a)
Refunding Revenue Bonds
Horizon House Project
Series 2017
01/01/2029	5.000%	840,000	786,446
01/01/2038	5.000%	2,000,000	1,620,751
Total			23,183,030
West Virginia 0.5%
West Virginia Hospital Finance Authority
Refunding Revenue Bonds
Cabell Huntington Hospital Obligation
Series 2018
01/01/2043	5.000%	1,750,000	1,590,670
Revenue Bonds
University Healthcare System
Series 2017
06/01/2042	5.000%	3,665,000	3,542,012
West Virginia University(f)
Revenue Bonds
University System Project
Series 2019A (AMBAC)
04/01/2030	0.000%	3,460,000	2,602,930
Total			7,735,612
Wisconsin 1.2%
Public Finance Authority
Refunding Revenue Bonds
Fellowship Senior Living Project
Series 2019A
01/01/2046	4.000%	2,000,000	1,400,602
Mountain Island Charter Schools
Series 2017
07/01/2037	5.000%	820,000	766,395
07/01/2047	5.000%	1,000,000	851,310
Retirement Housing Foundation
Series 2017 Escrowed to Maturity
11/15/2029	5.000%	2,500,000	2,652,769
11/15/2030	5.000%	1,620,000	1,731,773
Revenue Bonds
ACTS Retirement - Life Communities
Series 2020
11/15/2041	5.000%	250,000	229,112

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	29

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Public Finance Authority(a)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2037	5.250%	1,000,000	898,549
Wisconsin Center District
Refunding Revenue Bonds
Junior Dedicated
Series 1999 (AGM)
12/15/2027	5.250%	1,510,000	1,564,298
Wisconsin Center District(f)
Revenue Bonds
Senior Dedicated - Milwaukee Arena Project
Series 2016
12/15/2033	0.000%	2,200,000	1,329,930
12/15/2034	0.000%	6,665,000	3,800,308
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
ProHealth Care, Inc. Obligated Group
Series 2015
08/15/2031	5.000%	1,000,000	992,427
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rogers Memorial Hospital, Inc.
Series 2014A
07/01/2034	5.000%	2,500,000	2,449,133
Total			18,666,606
Total Municipal Bonds (Cost $1,628,673,231)			1,551,377,652

Money Market Funds 0.0%
	Shares	Value ($)
BlackRock Liquidity Funds MuniCash, Institutional Shares, 3.823%(l)	158,068	158,068
Total Money Market Funds (Cost $158,068)		158,068
Total Investments in Securities (Cost $1,639,331,299)		1,562,035,720
Other Assets & Liabilities, Net		15,000,691
Net Assets		$1,577,036,411

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At October 31, 2023, the total value of these securities amounted to $42,057,442, which represents 2.67% of total net assets.
(b)	Income from this security may be subject to alternative minimum tax.
(c)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(d)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2023.
(e)	Variable rate security. The interest rate shown was the current rate as of October 31, 2023.
(f)	Zero coupon bond.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of October 31, 2023.
(h)	Represents a security in default.
(i)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2023, the total value of these securities amounted to $5,585,296, which represents 0.35% of total net assets.
(j)	Represents a security purchased on a when-issued basis.
(k)	Represents a variable rate security where the coupon adjusts periodically through an auction process.
(l)	The rate shown is the seven-day current annualized yield at October 31, 2023.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
HUD	U.S. Department of Housing and Urban Development
NPFGC	National Public Finance Guarantee Corporation
SOFR	Secured Overnight Financing Rate
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	10,500,000	—	10,500,000
Municipal Bonds	—	1,551,377,652	—	1,551,377,652
Money Market Funds	158,068	—	—	158,068
Total Investments in Securities	158,068	1,561,877,652	—	1,562,035,720
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	31

Statement of Assets and Liabilities
October 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,639,331,299)	$1,562,035,720
Receivable for:
Capital shares sold	8,594,034
Dividends	15,157
Interest	21,753,729
Trustees’ fees	320,829
Expense reimbursement due from Investment Manager	8,648
Prepaid expenses	12,005
Total assets	1,592,740,122
Liabilities
Due to custodian	27,862
Payable for:
Investments purchased on a delayed delivery basis	4,255,110
Capital shares redeemed	5,534,678
Distributions to shareholders	4,691,351
Management services fees	20,104
Distribution and/or service fees	2,268
Transfer agent fees	117,706
Trustees’ fees	565,458
Other expenses	40,083
Other liabilities	449,091
Total liabilities	15,703,711
Net assets applicable to outstanding capital stock	$1,577,036,411
Represented by
Paid in capital	1,689,748,645
Total distributable earnings (loss)	(112,712,234)
Total - representing net assets applicable to outstanding capital stock	$1,577,036,411
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
October 31, 2023
Class A
Net assets	$360,251,616
Shares outstanding	39,710,143
Net asset value per share	$9.07
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.35
Advisor Class
Net assets	$233,683,711
Shares outstanding	25,777,935
Net asset value per share	$9.07
Class C
Net assets	$11,407,605
Shares outstanding	1,257,024
Net asset value per share	$9.08
Institutional Class
Net assets	$300,057,516
Shares outstanding	33,058,851
Net asset value per share	$9.08
Institutional 2 Class
Net assets	$217,919,742
Shares outstanding	24,048,514
Net asset value per share	$9.06
Institutional 3 Class
Net assets	$445,200,293
Shares outstanding	49,013,222
Net asset value per share	$9.08
Class V
Net assets	$8,515,928
Shares outstanding	938,550
Net asset value per share	$9.07
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$9.52
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	33

Statement of Operations
Year Ended October 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$132,970
Interest	63,485,081
Total income	63,618,051
Expenses:
Management services fees	7,750,197
Distribution and/or service fees
Class A	814,154
Class C	104,801
Class V	13,324
Transfer agent fees
Class A	563,077
Advisor Class	377,032
Class C	18,113
Institutional Class	417,542
Institutional 2 Class	118,335
Institutional 3 Class	26,069
Class V	12,286
Trustees’ fees	79,886
Custodian fees	22,891
Printing and postage fees	39,675
Registration fees	189,514
Accounting services fees	30,090
Legal fees	36,595
Compensation of chief compliance officer	323
Other	25,275
Total expenses	10,639,179
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,669,271)
Expense reduction	(291)
Total net expenses	6,969,617
Net investment income	56,648,434
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,208,971)
Net realized loss	(3,208,971)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(11,333,847)
Net change in unrealized appreciation (depreciation)	(11,333,847)
Net realized and unrealized loss	(14,542,818)
Net increase in net assets resulting from operations	$42,105,616
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations
Net investment income	$56,648,434	$56,978,498
Net realized loss	(3,208,971)	(10,662,978)
Net change in unrealized appreciation (depreciation)	(11,333,847)	(257,962,078)
Net increase (decrease) in net assets resulting from operations	42,105,616	(211,646,558)
Distributions to shareholders
Net investment income and net realized gains
Class A	(13,034,361)	(13,827,063)
Advisor Class	(9,269,003)	(13,149,808)
Class C	(340,774)	(369,158)
Institutional Class	(10,287,650)	(22,171,179)
Institutional 2 Class	(7,585,620)	(6,630,337)
Institutional 3 Class	(15,826,767)	(2,882,381)
Class V	(289,040)	(304,977)
Total distributions to shareholders	(56,633,215)	(59,334,903)
Increase (decrease) in net assets from capital stock activity	(29,384,170)	814,535,517
Total increase (decrease) in net assets	(43,911,769)	543,554,056
Net assets at beginning of year	1,620,948,180	1,077,394,124
Net assets at end of year	$1,577,036,411	$1,620,948,180
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	35

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2023		October 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	6,927,554	65,158,756	11,137,745	108,033,610
Fund reorganization	—	—	40,018,544	418,942,544
Distributions reinvested	1,313,308	12,331,042	1,339,824	13,060,573
Shares redeemed	(14,844,091)	(139,614,071)	(22,571,331)	(219,568,903)
Net increase (decrease)	(6,603,229)	(62,124,273)	29,924,782	320,467,824
Advisor Class
Shares sold	11,144,033	104,807,349	11,953,049	115,430,719
Fund reorganization	—	—	104,285,243	1,091,126,562
Distributions reinvested	385,557	3,620,405	741,482	7,334,116
Shares redeemed	(19,406,797)	(181,885,045)	(83,957,434)	(846,171,485)
Net increase (decrease)	(7,877,207)	(73,457,291)	33,022,340	367,719,912
Class C
Shares sold	331,356	3,108,246	323,953	3,143,313
Distributions reinvested	35,874	336,958	36,996	364,294
Shares redeemed	(511,742)	(4,799,215)	(561,033)	(5,477,035)
Net decrease	(144,512)	(1,354,011)	(200,084)	(1,969,428)
Institutional Class
Shares sold	19,160,561	179,111,178	26,207,959	256,850,438
Distributions reinvested	880,284	8,264,854	639,833	6,267,849
Shares redeemed	(14,149,351)	(132,321,730)	(80,313,608)	(777,426,642)
Net increase (decrease)	5,891,494	55,054,302	(53,465,816)	(514,308,355)
Institutional 2 Class
Shares sold	15,704,212	148,259,107	37,283,407	379,870,809
Distributions reinvested	809,801	7,583,291	685,489	6,625,571
Shares redeemed	(15,095,097)	(141,345,105)	(17,780,268)	(171,551,925)
Net increase	1,418,916	14,497,293	20,188,628	214,944,455
Institutional 3 Class
Shares sold	23,684,749	222,521,796	49,716,333	475,725,762
Distributions reinvested	77,460	727,101	17,642	169,983
Shares redeemed	(19,704,517)	(185,138,002)	(5,055,019)	(47,743,112)
Net increase	4,057,692	38,110,895	44,678,956	428,152,633
Class V
Shares sold	4,394	41,113	3,511	34,693
Distributions reinvested	22,917	215,076	23,104	227,198
Shares redeemed	(38,996)	(367,274)	(76,062)	(733,415)
Net decrease	(11,685)	(111,085)	(49,447)	(471,524)
Total net increase (decrease)	(3,268,531)	(29,384,170)	74,099,359	814,535,517
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

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Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	37

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2023	$9.15	0.30	(0.08)	0.22	(0.30)	—	(0.30)
Year Ended 10/31/2022	$10.46	0.28	(1.28)	(1.00)	(0.29)	(0.02)	(0.31)
Year Ended 10/31/2021	$10.51	0.27	0.00(e)	0.27	(0.27)	(0.05)	(0.32)
Year Ended 10/31/2020	$10.59	0.28	(0.03)	0.25	(0.29)	(0.04)	(0.33)
Year Ended 10/31/2019	$10.11	0.31	0.48	0.79	(0.31)	(0.00)(e)	(0.31)
Advisor Class
Year Ended 10/31/2023	$9.15	0.32	(0.08)	0.24	(0.32)	—	(0.32)
Year Ended 10/31/2022	$10.45	0.30	(1.28)	(0.98)	(0.30)	(0.02)	(0.32)
Year Ended 10/31/2021	$10.50	0.29	0.00(e)	0.29	(0.29)	(0.05)	(0.34)
Year Ended 10/31/2020	$10.59	0.30	(0.04)	0.26	(0.31)	(0.04)	(0.35)
Year Ended 10/31/2019	$10.11	0.33	0.48	0.81	(0.33)	(0.00)(e)	(0.33)
Class C
Year Ended 10/31/2023	$9.16	0.24	(0.08)	0.16	(0.24)	—	(0.24)
Year Ended 10/31/2022	$10.46	0.22	(1.27)	(1.05)	(0.23)	(0.02)	(0.25)
Year Ended 10/31/2021	$10.51	0.21	0.00(e)	0.21	(0.21)	(0.05)	(0.26)
Year Ended 10/31/2020	$10.59	0.21	(0.03)	0.18	(0.22)	(0.04)	(0.26)
Year Ended 10/31/2019	$10.12	0.24	0.48	0.72	(0.25)	(0.00)(e)	(0.25)
Institutional Class
Year Ended 10/31/2023	$9.16	0.32	(0.08)	0.24	(0.32)	—	(0.32)
Year Ended 10/31/2022	$10.46	0.30	(1.28)	(0.98)	(0.30)	(0.02)	(0.32)
Year Ended 10/31/2021	$10.51	0.29	0.00(e)	0.29	(0.29)	(0.05)	(0.34)
Year Ended 10/31/2020	$10.60	0.30	(0.04)	0.26	(0.31)	(0.04)	(0.35)
Year Ended 10/31/2019	$10.12	0.33	0.48	0.81	(0.33)	(0.00)(e)	(0.33)
Institutional 2 Class
Year Ended 10/31/2023	$9.14	0.33	(0.08)	0.25	(0.33)	—	(0.33)
Year Ended 10/31/2022	$10.45	0.31	(1.29)	(0.98)	(0.31)	(0.02)	(0.33)
Year Ended 10/31/2021	$10.49	0.30	0.01	0.31	(0.30)	(0.05)	(0.35)
Year Ended 10/31/2020	$10.58	0.31	(0.05)	0.26	(0.31)	(0.04)	(0.35)
Year Ended 10/31/2019	$10.10	0.34	0.48	0.82	(0.34)	(0.00)(e)	(0.34)
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2023	$9.07	2.35%	0.83%	0.61%(c)	3.20%	16%	$360,252
Year Ended 10/31/2022	$9.15	(9.76%)	0.81%(d)	0.60%(c),(d)	2.86%	3%	$423,921
Year Ended 10/31/2021	$10.46	2.61%	0.83%	0.70%(c)	2.55%	5%	$171,415
Year Ended 10/31/2020	$10.51	2.36%	0.82%	0.73%(c)	2.70%	9%	$156,865
Year Ended 10/31/2019	$10.59	7.94%	0.82%(f)	0.76%(c),(f)	2.97%	14%	$152,575
Advisor Class
Year Ended 10/31/2023	$9.07	2.56%	0.63%	0.41%(c)	3.40%	16%	$233,684
Year Ended 10/31/2022	$9.15	(9.50%)	0.61%(d)	0.40%(c),(d)	3.01%	3%	$307,823
Year Ended 10/31/2021	$10.45	2.81%	0.63%	0.50%(c)	2.75%	5%	$6,615
Year Ended 10/31/2020	$10.50	2.47%	0.62%	0.53%(c)	2.90%	9%	$6,249
Year Ended 10/31/2019	$10.59	8.15%	0.62%(f)	0.56%(c),(f)	3.22%	14%	$5,927
Class C
Year Ended 10/31/2023	$9.08	1.74%	1.43%	1.21%(c)	2.60%	16%	$11,408
Year Ended 10/31/2022	$9.16	(10.21%)	1.42%(d)	1.20%(c),(d)	2.24%	3%	$12,833
Year Ended 10/31/2021	$10.46	1.99%	1.47%	1.30%(c)	1.94%	5%	$16,754
Year Ended 10/31/2020	$10.51	1.71%	1.47%	1.38%(c)	2.06%	9%	$21,469
Year Ended 10/31/2019	$10.59	7.14%	1.47%(f)	1.41%(c),(f)	2.33%	14%	$23,522
Institutional Class
Year Ended 10/31/2023	$9.08	2.56%	0.63%	0.41%(c)	3.41%	16%	$300,058
Year Ended 10/31/2022	$9.16	(9.49%)	0.62%(d)	0.40%(c),(d)	2.99%	3%	$248,789
Year Ended 10/31/2021	$10.46	2.81%	0.63%	0.50%(c)	2.75%	5%	$843,761
Year Ended 10/31/2020	$10.51	2.47%	0.62%	0.53%(c)	2.90%	9%	$900,641
Year Ended 10/31/2019	$10.60	8.15%	0.62%(f)	0.56%(c),(f)	3.17%	14%	$1,012,229
Institutional 2 Class
Year Ended 10/31/2023	$9.06	2.64%	0.54%	0.32%	3.49%	16%	$217,920
Year Ended 10/31/2022	$9.14	(9.53%)	0.55%(d)	0.33%(d)	3.16%	3%	$206,896
Year Ended 10/31/2021	$10.45	2.98%	0.56%	0.44%	2.81%	5%	$25,496
Year Ended 10/31/2020	$10.49	2.54%	0.55%	0.47%	2.98%	9%	$30,056
Year Ended 10/31/2019	$10.58	8.24%	0.55%(f)	0.49%(f)	3.21%	14%	$35,836
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	39

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 10/31/2023	$9.16	0.33	(0.08)	0.25	(0.33)	—	(0.33)
Year Ended 10/31/2022	$10.47	0.33	(1.30)	(0.97)	(0.32)	(0.02)	(0.34)
Year Ended 10/31/2021	$10.52	0.30	0.01	0.31	(0.31)	(0.05)	(0.36)
Year Ended 10/31/2020	$10.61	0.32	(0.05)	0.27	(0.32)	(0.04)	(0.36)
Year Ended 10/31/2019	$10.13	0.34	0.49	0.83	(0.35)	(0.00)(e)	(0.35)
Class V
Year Ended 10/31/2023	$9.15	0.31	(0.08)	0.23	(0.31)	—	(0.31)
Year Ended 10/31/2022	$10.46	0.29	(1.29)	(1.00)	(0.29)	(0.02)	(0.31)
Year Ended 10/31/2021	$10.50	0.27	0.02	0.29	(0.28)	(0.05)	(0.33)
Year Ended 10/31/2020	$10.59	0.29	(0.05)	0.24	(0.29)	(0.04)	(0.33)
Year Ended 10/31/2019	$10.11	0.32	0.48	0.80	(0.32)	(0.00)(e)	(0.32)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Rounds to zero.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 10/31/2023	$9.08	2.70%	0.50%	0.28%	3.54%	16%	$445,200
Year Ended 10/31/2022	$9.16	(9.46%)	0.52%(d)	0.28%(d)	3.50%	3%	$411,988
Year Ended 10/31/2021	$10.47	2.93%	0.52%	0.39%	2.86%	5%	$2,897
Year Ended 10/31/2020	$10.52	2.59%	0.51%	0.42%	3.01%	9%	$2,495
Year Ended 10/31/2019	$10.61	8.27%	0.51%(f)	0.44%(f)	3.28%	14%	$2,542
Class V
Year Ended 10/31/2023	$9.07	2.41%	0.78%	0.56%(c)	3.25%	16%	$8,516
Year Ended 10/31/2022	$9.15	(9.72%)	0.77%(d)	0.55%(c),(d)	2.90%	3%	$8,699
Year Ended 10/31/2021	$10.46	2.76%	0.78%	0.65%(c)	2.60%	5%	$10,456
Year Ended 10/31/2020	$10.50	2.31%	0.77%	0.68%(c)	2.75%	9%	$10,887
Year Ended 10/31/2019	$10.59	7.99%	0.77%(f)	0.71%(c),(f)	3.02%	14%	$11,562
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	41

Notes to Financial Statements
October 31, 2023
Note 1. Organization
Columbia Intermediate Duration Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
In September 2023, the Fund’s Board of Trustees approved the liquidation of Class V shares of the Fund on December 8, 2023. Effective at the open of business on October 25, 2023, any applicable contingent deferred sales charges were waived on redemptions and exchanges out of Class V shares, and effective at the open of business on November 27, 2023, Class V shares of the Fund were closed to all investors. For federal tax purposes, this liquidation was treated as a redemption of fund shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
42	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	43

Notes to Financial Statements  (continued)
October 31, 2023
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2023 was 0.46% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
44	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class V	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $291.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20%  of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.60% of the average daily net assets attributable to Class C shares of the Fund.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	45

Notes to Financial Statements  (continued)
October 31, 2023
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended October 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	47,306
Class C	—	1.00(b)	623
Class V	4.75	0.50 - 1.00(c)	—

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through February 29, 2024
Class A	0.61%
Advisor Class	0.41
Class C	1.21
Institutional Class	0.41
Institutional 2 Class	0.33
Institutional 3 Class	0.28
Class V	0.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
46	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2023, these differences were primarily due to differing treatment for principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation, distributions and re-characterization of distributions for investments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(11)	11	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2023				Year Ended October 31, 2022
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
404,160	56,229,055	—	56,633,215	331,306	56,634,590	2,369,007	59,334,903
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	6,283,681	—	(38,080,763)	(75,659,732)
At October 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,637,695,452	6,968,723	(82,628,455)	(75,659,732)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended October 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(28,068,754)	(10,012,009)	(38,080,763)	—
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	47

Notes to Financial Statements  (continued)
October 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $264,904,845 and $275,824,417, respectively, for the year ended October 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended October 31, 2023.
Note 8. Fund reorganization
At the close of business on December 10, 2021, the Fund acquired the assets and assumed the identified liabilities of BMO Intermediate Tax-Free Fund (the Acquired Fund), a series of BMO Funds, Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on November 23, 2021. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,074,755,495 and the combined net assets immediately after the reorganization were $2,584,824,601.
48	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
The reorganization was accomplished by a tax-free exchange of 130,446,790 shares of the Acquired Fund valued at $1,510,069,106 (including $116,128,348 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	40,018,544
Advisor Class	104,285,243
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on November 1, 2021, the Fund’s pro-forma results of operations for the year ended October 31, 2022 would have been approximately:
($)
Net investment income	61,608,000
Net realized loss	(8,790,000)
Net change in unrealized appreciation/(depreciation)	(254,774,000)
Net decrease in net assets from operations	(201,956,000)
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	49

Notes to Financial Statements  (continued)
October 31, 2023
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At October 31, 2023, one unaffiliated shareholder of record owned 29.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
50	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	51

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Intermediate Duration Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Intermediate Duration Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
52	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Exempt- interest dividends
99.29%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	170	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
54	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	168	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168	None
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	55

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	168	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
56	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021; Co-President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	170	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	57

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
58	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Intermediate Duration Municipal Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	59

Approval of Management Agreement  (continued)
(Unaudited)
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
60	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023	61

Approval of Management Agreement  (continued)
(Unaudited)
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
62	Columbia Intermediate Duration Municipal Bond Fund | Annual Report 2023

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Columbia Intermediate Duration Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN167_10_N01_(12/23)

Annual  Report
October 31, 2023
Columbia Massachusetts Intermediate Municipal Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Massachusetts Intermediate Municipal Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Massachusetts Intermediate Municipal Bond Fund  |    Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts individual income tax, as is consistent with relative stability of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2012
Douglas Rangel, CFA
Portfolio Manager
Managed the Fund since 2022
Average annual total returns (%) (for the period ended October 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/09/02	2.06	0.45	1.09
	Including sales charges		-1.04	-0.15	0.78
Advisor Class		03/19/13	2.21	0.70	1.34
Class C	Excluding sales charges	12/09/02	1.60	0.02	0.64
	Including sales charges		0.61	0.02	0.64
Institutional Class		06/14/93	2.32	0.72	1.36
Institutional 2 Class*		03/01/16	2.35	0.77	1.39
Institutional 3 Class*		03/01/17	2.43	0.81	1.42
Class V	Excluding sales charges	06/26/00	2.17	0.55	1.19
	Including sales charges		-2.67	-0.43	0.70
Bloomberg 3-15 Year Blend Municipal Bond Index			2.49	1.27	1.97
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class V shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 31, 2013 — October 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2023)
AAA rating	6.7
AA rating	38.5
A rating	27.5
BBB rating	22.2
BB rating	4.3
Not rated	0.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended October 31, 2023, Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund returned 2.06% excluding sales charges. Institutional Class shares of the Fund returned 2.32%. The Fund’s benchmark, the Bloomberg 3-15 Year Blend Municipal Bond Index, returned 2.49% for the same time period.
Market overview
Municipal bonds delivered positive performance in the early part of the 12-month period, closing out a tumultuous 2022 and starting 2023 with a strong rally that was driven by high hopes for an end to the aggressive interest-rate hiking campaign by the U.S. Federal Reserve (Fed). Unfortunately, sentiment quickly unwound in February, as the market reconsidered the persistence of inflation and a still-too-strong labor market. A more hawkish Fed led to a sell-off in rates, sending the 10-Year Treasury yield nearly 15 basis points (bps) higher from where it started 2023. (A basis point is 1/100 of one percent.) In March, an unforeseen banking crisis unfolded, partially driven by higher interest rates. The weakness in the banking sector indicated the potential for additional downside risk to economic growth. In its late-March 2023 meeting, the Fed pushed through another 25 bps hike, but moderated its stance, signaling that we were closer to a pause, despite the data.
Treasury and municipal interest rates rose during the second quarter of 2023, as the regional banking crisis settled down, and the focus on the Fed’s tightening policy reignited. For the first time since it started hiking in March 2022, the Fed did not raise rates at its June meeting. Fed Chairman Powell took a hawkish stance and communicated the need to continue tightening and the possibility of rates remaining higher for longer. The Treasury and municipal markets experienced significant sell-offs in the third quarter of 2023, with the 10-year Treasury yield rising and municipal yields following a similar but more pronounced path. Treasury and municipal yields reached multi-year highs. Inflation remained stubbornly elevated, despite the Fed’s aggressive rate-hiking cycle. The Fed hiked rates 25 bps in July 2023 and indicated there may be one additional hike by year end. Municipal market yields increased in the final month of the period, the fourth consecutive month of rising rates. Nearly every segment of the market — credit quality, maturity, sector and state — delivered negative performance.
Investor aversion to interest-rate sensitive fixed income saw outflows from most fixed-income segments in favor of attractive rates on cash and cash-like instruments. Flows into money market funds and CDs, and out of most actively managed fixed-income mutual funds, particularly those on the long end of the curve, were a sustained theme over the 12-month period. That said, in our view the much higher yields municipal bonds offer now versus one year ago, or even just a few months ago, make municipals a much more attractive investment option, particularly as we believe we are at or near the end of the Fed’s interest rate hiking cycle. Fundamentals across most sectors remained healthy, and defaults were low by historical standards. A small number of sectors, such as hospitals and continuing care retirement communities (CCRCs) saw some weakening in their fundamentals. In addition, while U.S. states are sensitive to a possible economic slowdown or a capital market sell-off, many appeared relatively well positioned due to ongoing strengths in the economy and labor market along with high cash cushions, budget reserves, support from federal aid and relatively strong tax collections. Also, many states have managed recent budget surpluses conservatively in anticipation of a potential economic slowdown. However, a number of states, such as California and New York, have forecasted budget deficits in the coming years, and the municipal market may face additional pressures if the economy slows, and unemployment rises.
The economy of the Commonwealth of Massachusetts remained strong throughout the 12-month period and its unemployment rate was at a record low 2.6% at the end of September 2023. Massachusetts maintained a strong and established presence in many high-paying industries and continued to have the second highest per capita income in the nation. The strong economy correlated with good financial performance for Massachusetts. Fiscal 2023 state tax collections were slightly below the strong fiscal 2022 levels,  due primarily to a decline in capital gains collections, but were sufficient to produce a surplus above expenditures and an increase in the Commonwealth’s financial reserves to record high levels.
The Fund’s notable contributors during the period
•	The Fund maintained a below benchmark duration for the entire 12-month period. After initially declining during the first three months, interest rates rose meaningfully during the remainder of the period. The below benchmark positioning helped to limit price declines as rates increased. Having a below benchmark exposure to interest rates in the six months during the period in which returns were negative aided the Fund in outperforming in five of them.
•	Portfolio return was positive due to the high level of income or yield, which more than offset price declines that occurred during the period.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	The Fund had additional exposure to municipal bonds maturing in the 0–2 year and 8-17 year range. This positioning benefited the Fund during the period as higher returns were produced in the very shortest and longer maturities.
•	An overweighted allocation to the lower investment-grade and non-investment grade quality segments contributed to Fund results as these areas outperformed higher quality segments during the period.
•	At the sector level, the Fund’s exposure to the hospital and education sectors performed well. These two sectors, which are synonymous with the Commonwealth of Massachusetts, represent the Fund’s largest sector exposures.
The Fund’s notable detractors during the period
•	The Fund’s exposure to CCRCs detracted from performance. CCRCs have struggled with financial operating performance since 2022 due in large part to the increase in labor costs. We have focused research on this sector and expect a continued rebound in 2024.
•	Other sectors that performed poorly were charter schools and special tax. The lackluster performance of special tax issues related to the Mass Bay Transportation Authority was not due to fundamental issues but rather the timing of Fund sales during the period, their maturity and zero-coupon structure.
•	The Fund’s underweighting to the broader transportation sector versus its national benchmark detracted from performance. At the national level, returns were strong across airport, toll roads and transportation systems. A big driver of the national transportation sector was the Metropolitan Transportation Authority in New York City which was upgraded recently due to continued improvement in operations.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2023 — October 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	968.50	1,021.40	4.01	4.12	0.80
Advisor Class	1,000.00	1,000.00	968.70	1,022.68	2.76	2.83	0.55
Class C	1,000.00	1,000.00	966.30	1,019.11	6.26	6.43	1.25
Institutional Class	1,000.00	1,000.00	969.80	1,022.68	2.76	2.83	0.55
Institutional 2 Class	1,000.00	1,000.00	970.00	1,022.88	2.56	2.63	0.51
Institutional 3 Class	1,000.00	1,000.00	970.50	1,023.19	2.26	2.32	0.45
Class V	1,000.00	1,000.00	969.00	1,021.91	3.51	3.61	0.70
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	7

Portfolio of Investments
October 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.6%
Issue Description	Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.6%
New York City Transitional Finance Authority(a),(b)
Revenue Bonds
Future Tax Secured
Subordinated Series 2015 (JPMorgan Chase Bank)
02/01/2045	3.950%	600,000	600,000
Total Floating Rate Notes (Cost $600,000)			600,000

Municipal Bonds 96.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 4.3%
Massachusetts Port Authority(c)
Refunding Revenue Bonds
BosFuel Project
Series 2019A
07/01/2038	5.000%	1,000,000	977,784
Revenue Bonds
Series 2019C
07/01/2035	5.000%	2,000,000	2,029,000
Series 2021E
07/01/2038	5.000%	1,000,000	996,030
Massachusetts Port Authority
Revenue Bonds
Series 2015A
07/01/2026	5.000%	600,000	609,344
Total			4,612,158
Charter Schools 2.9%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Foxborough Regional Charter
Series 2017
07/01/2037	5.000%	1,800,000	1,655,033
International Charter School
Series 2015
04/15/2025	5.000%	215,000	213,171
04/15/2033	5.000%	1,335,000	1,303,084
Total			3,171,288
Higher Education 26.9%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Babson College
Series 2015A
10/01/2025	5.000%	600,000	610,302
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Boston University
Series 2006BB2
10/01/2037	4.000%	2,120,000	1,989,190
Brandeis University
Series 2018R
10/01/2035	5.000%	1,005,000	1,043,748
10/01/2036	5.000%	1,140,000	1,175,682
Series 2019
10/01/2036	5.000%	1,535,000	1,587,401
Emerson College
Series 2017A
01/01/2033	5.000%	1,500,000	1,508,200
01/01/2034	5.000%	1,000,000	1,003,726
Simmons College
Series 2015K-1
10/01/2026	5.000%	3,005,000	3,015,802
10/01/2028	5.000%	1,100,000	1,106,698
Simmons University
Series 2018L
10/01/2034	5.000%	500,000	496,163
10/01/2035	5.000%	455,000	447,530
Suffolk University
Series 2019
07/01/2035	5.000%	870,000	868,218
Tufts University
Series 2015Q
08/15/2030	5.000%	1,000,000	1,017,827
Western New England University
Series 2015
09/01/2032	5.000%	500,000	488,822
09/01/2033	5.000%	1,225,000	1,190,746
09/01/2034	5.000%	1,285,000	1,239,266
Woods Hole Oceanographic Institution
Series 2018
06/01/2036	5.000%	650,000	666,511
Worcester Polytechnic Institute
Series 2016
09/01/2034	5.000%	500,000	507,652
Series 2017
09/01/2037	5.000%	290,000	296,013
Revenue Bonds
Babson College
Series 2017
10/01/2032	5.000%	885,000	905,847
10/01/2033	5.000%	900,000	920,223
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Bentley University
Series 2016
07/01/2035	4.000%	1,000,000	927,817
07/01/2036	4.000%	1,000,000	919,965
Brandeis University
Series 2019S-2
10/01/2033	5.000%	1,150,000	1,203,842
Simmons College
Series 2006H
10/01/2033	5.250%	1,000,000	1,016,160
Worcester Polytechnic Institute
Series 2019
09/01/2038	5.000%	865,000	888,163
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Boston College
Series 2008M-1
06/01/2024	5.500%	2,000,000	2,019,630
Total			29,061,144
Hospital 16.8%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
CareGroup
Series 2015H-1
07/01/2030	5.000%	1,170,000	1,183,223
Series 2016I
07/01/2033	5.000%	2,000,000	2,013,716
Lahey Clinic Obligation
Series 2015F
08/15/2031	5.000%	3,000,000	3,034,617
08/15/2034	5.000%	2,250,000	2,274,177
Partners HealthCare System
Series 2016
07/01/2031	5.000%	3,000,000	3,061,341
Series 2020
07/01/2037	5.000%	1,000,000	1,026,553
Series 2021G
07/01/2038	5.000%	225,000	221,132
UMass Memorial Healthcare
Series 2016I
07/01/2030	5.000%	2,295,000	2,316,564
Series 2017
07/01/2031	5.000%	1,000,000	1,008,410
Revenue Bonds
CareGroup
Series 2018J1
07/01/2036	5.000%	985,000	999,588
07/01/2037	5.000%	1,035,000	1,042,741
Total			18,182,062
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Human Service Provider 0.8%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Seven Hills Foundation
Series 2021
09/01/2039	4.000%	1,000,000	823,288
Joint Power Authority 1.5%
Berkshire Wind Power Cooperative Corp.
Refunding Revenue Bonds
Berkshire Wind Project
Series 2017
07/01/2029	5.000%	1,000,000	1,038,672
Massachusetts Municipal Wholesale Electric Co.
Revenue Bonds
Project 2015A
Series 2021A
07/01/2039	4.000%	620,000	562,834
Total			1,601,506
Multi-Family 3.0%
Massachusetts Development Finance Agency
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2033	5.000%	1,235,000	1,220,701
10/01/2034	5.000%	2,000,000	1,962,021
Total			3,182,722
Other Bond Issue 6.5%
Martha’s Vineyard Land Bank
Refunding Revenue Bonds
Green Bonds
Series 2014
05/01/2029	5.000%	1,000,000	1,005,770
Series 2017 (BAM)
05/01/2034	5.000%	500,000	516,444
05/01/2035	5.000%	500,000	516,340
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Broad Institute
Series 2017
04/01/2034	5.000%	2,500,000	2,571,978
04/01/2035	5.000%	2,350,000	2,410,596
Total			7,021,128
Pool / Bond Bank 1.9%
Massachusetts Clean Water Trust (The)
Revenue Bonds
Green Bonds
Series 2019
08/01/2038	5.000%	2,000,000	2,087,260

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prep School 1.9%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Dexter Southfield
Series 2015
05/01/2030	5.000%	1,035,000	1,048,127
Revenue Bonds
Trustees of Deerfield Academy
Series 2023
10/01/2032	5.000%	925,000	1,023,738
Total			2,071,865
Refunded / Escrowed 6.8%
Massachusetts Development Finance Agency
Prerefunded 07/01/25 Revenue Bonds
Partners HealthCare System
Series 2015
07/01/2032	5.000%	2,795,000	2,849,730
Prerefunded 10/01/24 Revenue Bonds
Children’s Hospital
Series 2014P
10/01/2031	5.000%	1,200,000	1,210,731
Massachusetts State College Building Authority(d)
Revenue Bonds
Capital Appreciation
Series 1999A Escrowed to Maturity (NPFGC)
05/01/2028	0.000%	4,000,000	3,337,710
Total			7,398,171
Retirement Communities 6.8%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
1st Mortgage-Berkshire Retirement Community
Series 2015
07/01/2031	5.000%	1,250,000	1,235,418
Orchard Cove, Inc.
Series 2019
10/01/2039	4.000%	985,000	792,618
10/01/2039	5.000%	250,000	227,932
Salem Community Corp.
Series 2022
01/01/2040	5.125%	1,000,000	847,602
Massachusetts Development Finance Agency(e)
Refunding Revenue Bonds
Loomis Obligated Group
Series 2022
01/01/2031	4.000%	1,500,000	1,406,220
Newbridge Charles, Inc.
Series 2017
10/01/2032	4.000%	1,500,000	1,292,322
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2033	5.000%	1,500,000	1,498,495
Total			7,300,607
Sales Tax 5.2%
Massachusetts Bay Transportation Authority(d)
Refunding Revenue Bonds
Series 2016A
07/01/2029	0.000%	3,000,000	2,284,801
07/01/2032	0.000%	5,105,000	3,316,941
Total			5,601,742
State General Obligation 9.4%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Consolidated Loan of 2023
Series 2023
05/01/2040	5.000%	1,000,000	1,049,091
Series 2016I
12/01/2030	5.000%	3,000,000	3,097,390
Series 2019G
09/01/2036	4.000%	2,000,000	1,941,955
Limited General Obligation Refunding Bonds
Series 2023C
08/01/2040	5.000%	1,000,000	1,050,065
Unlimited General Obligation Refunding Bonds
Series 2004C (AMBAC)
12/01/2024	5.500%	3,000,000	3,056,804
Total			10,195,305
Student Loan 0.2%
Massachusetts Educational Financing Authority(c)
Revenue Bonds
Series 2020B
07/01/2028	5.000%	250,000	252,155
Turnpike / Bridge / Toll Road 1.9%
Massachusetts Transportation Trust Fund Metropolitan Highway System
Refunding Revenue Bonds
Series 2019A
01/01/2035	5.000%	2,000,000	2,085,694
Total Municipal Bonds (Cost $111,418,263)			104,648,095

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Money Market Funds 1.8%
	Shares	Value ($)
BlackRock Liquidity Funds MuniCash, Institutional Shares, 3.823%(f)	1,975,455	1,975,455
Total Money Market Funds (Cost $1,975,455)		1,975,455
Total Investments in Securities (Cost: $113,993,718)		107,223,550
Other Assets & Liabilities, Net		876,665
Net Assets		108,100,215
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2023.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Zero coupon bond.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At October 31, 2023, the total value of these securities amounted to $4,197,037, which represents 3.88% of total net assets.
(f)	The rate shown is the seven-day current annualized yield at October 31, 2023.
Abbreviation Legend
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
October 31, 2023
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	600,000	—	600,000
Municipal Bonds	—	104,648,095	—	104,648,095
Money Market Funds	1,975,455	—	—	1,975,455
Total Investments in Securities	1,975,455	105,248,095	—	107,223,550
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Statement of Assets and Liabilities
October 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $113,993,718)	$107,223,550
Receivable for:
Capital shares sold	137,533
Dividends	2,164
Interest	1,162,766
Trustees’ fees	95,251
Expense reimbursement due from Investment Manager	415
Prepaid expenses	3,745
Total assets	108,625,424
Liabilities
Due to custodian	14,701
Payable for:
Capital shares redeemed	117,504
Distributions to shareholders	256,938
Management services fees	1,392
Distribution and/or service fees	177
Transfer agent fees	4,407
Trustees’ fees	110,620
Other expenses	19,470
Total liabilities	525,209
Net assets applicable to outstanding capital stock	$108,100,215
Represented by
Paid in capital	119,042,369
Total distributable earnings (loss)	(10,942,154)
Total - representing net assets applicable to outstanding capital stock	$108,100,215
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	13

Statement of Assets and Liabilities  (continued)
October 31, 2023
Class A
Net assets	$19,508,247
Shares outstanding	2,115,251
Net asset value per share	$9.22
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.51
Advisor Class
Net assets	$4,955,523
Shares outstanding	537,782
Net asset value per share	$9.21
Class C
Net assets	$635,990
Shares outstanding	68,980
Net asset value per share	$9.22
Institutional Class
Net assets	$16,457,597
Shares outstanding	1,783,530
Net asset value per share	$9.23
Institutional 2 Class
Net assets	$8,377
Shares outstanding	907
Net asset value per share	$9.24
Institutional 3 Class
Net assets	$59,040,563
Shares outstanding	6,369,332
Net asset value per share	$9.27
Class V
Net assets	$7,493,918
Shares outstanding	812,535
Net asset value per share	$9.22
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$9.68
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Statement of Operations
Year Ended October 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$39,383
Interest	4,058,059
Total income	4,097,442
Expenses:
Management services fees	581,589
Distribution and/or service fees
Class A	50,130
Class C	6,277
Class V	12,542
Transfer agent fees
Class A	23,058
Advisor Class	6,731
Class C	1,035
Institutional Class	19,101
Institutional 2 Class	6
Institutional 3 Class	4,279
Class V	9,626
Trustees’ fees	17,593
Custodian fees	1,457
Printing and postage fees	10,396
Registration fees	31,058
Accounting services fees	30,090
Legal fees	14,831
Interest on interfund lending	148
Compensation of chief compliance officer	27
Other	13,054
Total expenses	833,028
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(160,053)
Expense reduction	(140)
Total net expenses	672,835
Net investment income	3,424,607
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,918,695)
Net realized loss	(1,918,695)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,424,666
Net change in unrealized appreciation (depreciation)	2,424,666
Net realized and unrealized gain	505,971
Net increase in net assets resulting from operations	$3,930,578
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	15

Statement of Changes in Net Assets
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations
Net investment income	$3,424,607	$4,182,054
Net realized loss	(1,918,695)	(2,450,425)
Net change in unrealized appreciation (depreciation)	2,424,666	(21,030,470)
Net increase (decrease) in net assets resulting from operations	3,930,578	(19,298,841)
Distributions to shareholders
Net investment income and net realized gains
Class A	(495,982)	(578,309)
Advisor Class	(159,007)	(91,828)
Class C	(18,120)	(26,811)
Institutional Class	(452,300)	(3,198,139)
Institutional 2 Class	(239)	(1,799)
Institutional 3 Class	(2,036,158)	(503,745)
Class V	(215,193)	(255,178)
Total distributions to shareholders	(3,376,999)	(4,655,809)
Decrease in net assets from capital stock activity	(35,208,984)	(44,981,884)
Total decrease in net assets	(34,655,405)	(68,936,534)
Net assets at beginning of year	142,755,620	211,692,154
Net assets at end of year	$108,100,215	$142,755,620
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2023		October 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	246,062	2,352,755	275,160	2,716,151
Distributions reinvested	48,086	458,540	53,178	529,379
Shares redeemed	(486,771)	(4,667,772)	(583,361)	(5,751,051)
Net decrease	(192,623)	(1,856,477)	(255,023)	(2,505,521)
Advisor Class
Shares sold	274,401	2,629,088	419,273	3,984,516
Distributions reinvested	16,629	158,566	9,233	91,575
Shares redeemed	(359,009)	(3,415,123)	(188,835)	(1,879,882)
Net increase (decrease)	(67,979)	(627,469)	239,671	2,196,209
Class C
Shares sold	12,632	120,796	13,110	128,449
Distributions reinvested	1,898	18,120	2,680	26,807
Shares redeemed	(69,536)	(663,799)	(53,435)	(530,773)
Net decrease	(55,006)	(524,883)	(37,645)	(375,517)
Institutional Class
Shares sold	527,786	5,028,014	770,487	7,953,399
Distributions reinvested	37,060	353,662	35,509	354,796
Shares redeemed	(600,089)	(5,737,635)	(14,766,132)	(144,215,542)
Net decrease	(35,243)	(355,959)	(13,960,136)	(135,907,347)
Institutional 2 Class
Distributions reinvested	—	—	148	1,510
Shares redeemed	—	—	(8,840)	(86,265)
Net decrease	—	—	(8,692)	(84,755)
Institutional 3 Class
Shares sold	512,614	4,944,923	11,182,415	109,017,750
Distributions reinvested	645	6,167	400	3,986
Shares redeemed	(3,736,257)	(35,835,442)	(1,605,428)	(15,462,865)
Net increase (decrease)	(3,222,998)	(30,884,352)	9,577,387	93,558,871
Class V
Shares sold	6,294	59,947	5,557	55,770
Distributions reinvested	13,306	126,927	15,256	152,162
Shares redeemed	(120,424)	(1,146,718)	(212,805)	(2,071,756)
Net decrease	(100,824)	(959,844)	(191,992)	(1,863,824)
Total net decrease	(3,674,673)	(35,208,984)	(4,636,430)	(44,981,884)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2023	$9.26	0.24	(0.04)(c)	0.20	(0.24)	—	(0.24)
Year Ended 10/31/2022	$10.59	0.21	(1.30)	(1.09)	(0.21)	(0.03)	(0.24)
Year Ended 10/31/2021	$10.62	0.21	(0.03)	0.18	(0.21)	(0.00)(f)	(0.21)
Year Ended 10/31/2020	$10.65	0.24	(0.03)	0.21	(0.23)	(0.01)	(0.24)
Year Ended 10/31/2019	$10.17	0.29	0.51	0.80	(0.29)	(0.03)	(0.32)
Advisor Class
Year Ended 10/31/2023	$9.26	0.26	(0.05)(c)	0.21	(0.26)	—	(0.26)
Year Ended 10/31/2022	$10.58	0.24	(1.30)	(1.06)	(0.23)	(0.03)	(0.26)
Year Ended 10/31/2021	$10.61	0.23	(0.03)	0.20	(0.23)	(0.00)(f)	(0.23)
Year Ended 10/31/2020	$10.64	0.26	(0.02)	0.24	(0.26)	(0.01)	(0.27)
Year Ended 10/31/2019	$10.16	0.31	0.51	0.82	(0.31)	(0.03)	(0.34)
Class C
Year Ended 10/31/2023	$9.26	0.20	(0.05)(c)	0.15	(0.19)	—	(0.19)
Year Ended 10/31/2022	$10.58	0.16	(1.29)	(1.13)	(0.16)	(0.03)	(0.19)
Year Ended 10/31/2021	$10.62	0.16	(0.04)	0.12	(0.16)	(0.00)(f)	(0.16)
Year Ended 10/31/2020	$10.64	0.19	(0.02)	0.17	(0.18)	(0.01)	(0.19)
Year Ended 10/31/2019	$10.16	0.24	0.51	0.75	(0.24)	(0.03)	(0.27)
Institutional Class
Year Ended 10/31/2023	$9.27	0.26	(0.04)(c)	0.22	(0.26)	—	(0.26)
Year Ended 10/31/2022	$10.58	0.23	(1.28)	(1.05)	(0.23)	(0.03)	(0.26)
Year Ended 10/31/2021	$10.62	0.23	(0.04)	0.19	(0.23)	(0.00)(f)	(0.23)
Year Ended 10/31/2020	$10.65	0.26	(0.02)	0.24	(0.26)	(0.01)	(0.27)
Year Ended 10/31/2019	$10.17	0.31	0.51	0.82	(0.31)	(0.03)	(0.34)
Institutional 2 Class
Year Ended 10/31/2023	$9.28	0.27	(0.05)(c)	0.22	(0.26)	—	(0.26)
Year Ended 10/31/2022	$10.61	0.24	(1.31)	(1.07)	(0.23)	(0.03)	(0.26)
Year Ended 10/31/2021	$10.64	0.24	(0.03)	0.21	(0.24)	(0.00)(f)	(0.24)
Year Ended 10/31/2020	$10.66	0.28	(0.02)	0.26	(0.27)	(0.01)	(0.28)
Year Ended 10/31/2019	$10.18	0.32	0.51	0.83	(0.32)	(0.03)	(0.35)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2023	$9.22	2.06%	0.93%(d)	0.80%(d),(e)	2.51%	8%	$19,508
Year Ended 10/31/2022	$9.26	(10.47%)	0.89%(d)	0.78%(d),(e)	2.10%	3%	$21,377
Year Ended 10/31/2021	$10.59	1.65%	0.90%	0.81%(e)	1.92%	8%	$27,129
Year Ended 10/31/2020	$10.62	2.02%	0.90%	0.81%(e)	2.23%	13%	$28,012
Year Ended 10/31/2019	$10.65	7.92%	0.90%	0.80%(e)	2.75%	15%	$23,968
Advisor Class
Year Ended 10/31/2023	$9.21	2.21%	0.68%(d)	0.55%(d),(e)	2.76%	8%	$4,956
Year Ended 10/31/2022	$9.26	(10.16%)	0.63%(d)	0.53%(d),(e)	2.37%	3%	$5,606
Year Ended 10/31/2021	$10.58	1.91%	0.65%	0.56%(e)	2.17%	8%	$3,872
Year Ended 10/31/2020	$10.61	2.27%	0.65%	0.56%(e)	2.48%	13%	$3,834
Year Ended 10/31/2019	$10.64	8.19%	0.65%	0.55%(e)	3.00%	15%	$3,188
Class C
Year Ended 10/31/2023	$9.22	1.60%	1.38%(d)	1.25%(d),(e)	2.06%	8%	$636
Year Ended 10/31/2022	$9.26	(10.79%)	1.45%(d)	1.23%(d),(e)	1.63%	3%	$1,148
Year Ended 10/31/2021	$10.58	1.10%	1.65%	1.26%(e)	1.47%	8%	$1,710
Year Ended 10/31/2020	$10.62	1.65%	1.65%	1.26%(e),(g)	1.80%	13%	$2,617
Year Ended 10/31/2019	$10.64	7.44%	1.65%	1.25%(e),(g)	2.32%	15%	$3,472
Institutional Class
Year Ended 10/31/2023	$9.23	2.32%	0.68%(d)	0.55%(d),(e)	2.77%	8%	$16,458
Year Ended 10/31/2022	$9.27	(10.06%)	0.64%(d)	0.54%(d),(e)	2.28%	3%	$16,856
Year Ended 10/31/2021	$10.58	1.81%	0.65%	0.56%(e)	2.17%	8%	$167,020
Year Ended 10/31/2020	$10.62	2.27%	0.65%	0.56%(e)	2.49%	13%	$182,343
Year Ended 10/31/2019	$10.65	8.19%	0.65%	0.55%(e)	3.01%	15%	$177,665
Institutional 2 Class
Year Ended 10/31/2023	$9.24	2.35%	0.63%(d)	0.51%(d)	2.81%	8%	$8
Year Ended 10/31/2022	$9.28	(10.20%)	0.60%(d)	0.50%(d)	2.30%	3%	$8
Year Ended 10/31/2021	$10.61	1.96%	0.59%	0.50%	2.23%	8%	$102
Year Ended 10/31/2020	$10.64	2.43%	0.59%	0.49%	2.61%	13%	$226
Year Ended 10/31/2019	$10.66	8.25%	0.59%	0.49%	3.03%	15%	$408
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 10/31/2023	$9.31	0.28	(0.05)(c)	0.23	(0.27)	—	(0.27)
Year Ended 10/31/2022	$10.64	0.26	(1.32)	(1.06)	(0.24)	(0.03)	(0.27)
Year Ended 10/31/2021	$10.67	0.24	(0.02)	0.22	(0.25)	(0.00)(f)	(0.25)
Year Ended 10/31/2020	$10.70	0.27	(0.02)	0.25	(0.27)	(0.01)	(0.28)
Year Ended 10/31/2019	$10.22	0.33	0.50	0.83	(0.32)	(0.03)	(0.35)
Class V
Year Ended 10/31/2023	$9.26	0.25	(0.04)(c)	0.21	(0.25)	—	(0.25)
Year Ended 10/31/2022	$10.59	0.22	(1.31)	(1.09)	(0.21)	(0.03)	(0.24)
Year Ended 10/31/2021	$10.62	0.22	(0.03)	0.19	(0.22)	(0.00)(f)	(0.22)
Year Ended 10/31/2020	$10.65	0.25	(0.03)	0.22	(0.24)	(0.01)	(0.25)
Year Ended 10/31/2019	$10.17	0.30	0.51	0.81	(0.30)	(0.03)	(0.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
(g)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	10/31/2020	10/31/2019
Class C	0.25%	0.30%
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 10/31/2023	$9.27	2.43%	0.57%(d)	0.44%(d)	2.87%	8%	$59,041
Year Ended 10/31/2022	$9.31	(10.11%)	0.56%(d)	0.44%(d)	2.77%	3%	$89,300
Year Ended 10/31/2021	$10.64	2.02%	0.55%	0.45%	2.28%	8%	$159
Year Ended 10/31/2020	$10.67	2.38%	0.54%	0.45%	2.58%	13%	$173
Year Ended 10/31/2019	$10.70	8.28%	0.54%	0.44%	3.12%	15%	$128
Class V
Year Ended 10/31/2023	$9.22	2.17%	0.83%(d)	0.70%(d),(e)	2.61%	8%	$7,494
Year Ended 10/31/2022	$9.26	(10.38%)	0.79%(d)	0.68%(d),(e)	2.19%	3%	$8,460
Year Ended 10/31/2021	$10.59	1.76%	0.80%	0.71%(e)	2.02%	8%	$11,700
Year Ended 10/31/2020	$10.62	2.12%	0.80%	0.71%(e)	2.34%	13%	$12,363
Year Ended 10/31/2019	$10.65	8.03%	0.80%	0.70%(e)	2.86%	15%	$12,839
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	21

Notes to Financial Statements
October 31, 2023
Note 1. Organization
Columbia Massachusetts Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
In September 2023, the Fund’s Board of Trustees approved the liquidation of Class V shares of the Fund on December 8, 2023. Effective at the open of business on October 25, 2023, any applicable contingent deferred sales charges were waived on redemptions and exchanges out of Class V shares, and effective at the open of business on November 27, 2023, Class V shares of the Fund were closed to all investors. For federal tax purposes, this liquidation was treated as a redemption of fund shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
October 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2023 was 0.47% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
24	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class V	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $140.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25%  of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.45% of the average daily net assets attributable to Class C shares of the Fund.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
October 31, 2023
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended October 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	283
Class C	—	1.00(b)	73
Class V	4.75	0.50 - 1.00(c)	—

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	March 1, 2023 through February 29, 2024	Prior to March 1, 2023
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.26	1.26
Institutional Class	0.56	0.56
Institutional 2 Class	0.51	0.50
Institutional 3 Class	0.45	0.45
Class V	0.71	0.71
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
At October 31, 2023, these differences were primarily due to differing treatment for principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation, distributions and re-characterization of distributions for investments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(4)	4	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2023				Year Ended October 31, 2022
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
14,107	3,362,892	—	3,376,999	1,487	4,112,010	542,312	4,655,809
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	304,948	—	(4,368,667)	(6,511,437)
At October 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
113,734,989	206,553	(6,717,990)	(6,511,437)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended October 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(4,368,667)	(4,368,667)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
October 31, 2023
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,509,990 and $44,710,510, respectively, for the year ended October 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended October 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	366,667	4.85	3
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at October 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended October 31, 2023.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
28	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
October 31, 2023
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At October 31, 2023, one unaffiliated shareholder of record owned 60.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
30	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Massachusetts Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Massachusetts Intermediate Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Exempt- interest dividends
99.58%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
32	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	170	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	168	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168	None
34	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	168	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021; Co-President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	170	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Massachusetts Intermediate Municipal Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
38	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	39

Approval of Management Agreement  (continued)
(Unaudited)
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
40	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2023	41

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Columbia Massachusetts Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN191_10_N01_(12/23)

Annual  Report
October 31, 2023
Columbia Strategic New York Municipal Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Strategic New York Municipal Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic New York Municipal Income Fund  |    Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, with a focus on income exempt from federal income tax and New York individual income tax and capital appreciation.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended October 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/26/86	2.20	-0.37	1.51
	Including sales charges		-0.85	-0.97	1.20
Advisor Class		03/19/13	2.46	-0.12	1.76
Class C	Excluding sales charges	08/01/97	1.74	-0.80	1.04
	Including sales charges		0.76	-0.80	1.04
Institutional Class		09/01/11	2.42	-0.12	1.75
Institutional 2 Class		11/08/12	2.47	-0.08	1.77
Institutional 3 Class*		03/01/17	2.53	-0.06	1.71
Bloomberg New York Municipal Bond Index			3.21	0.82	1.95
Bloomberg Municipal Bond Index			2.64	1.00	2.12
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg New York Municipal Bond Index is a subset of the Bloomberg Municipal Bond Index consisting solely of bonds issued by obligors located in the state of New York.
The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 31, 2013 — October 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic New York Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2023)
AAA rating	4.1
AA rating	40.7
A rating	13.4
BBB rating	17.5
BB rating	6.9
B rating	1.5
Not rated	15.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended October 31, 2023, Class A shares of Columbia Strategic New York Municipal Income Fund returned 2.20% excluding sales charges. Institutional Class shares of the Fund returned 2.42%. The Fund’s benchmark, the Bloomberg New York Municipal Bond Index, returned 3.21%. The Bloomberg Municipal Bond Index, which is national in scope, returned 2.64%.
Market overview
Municipal bonds delivered positive performance in the early part of the 12-month period, closing out a tumultuous 2022 and starting 2023 with a strong rally that was driven by high hopes for an end to the aggressive interest-rate hiking campaign by the U.S. Federal Reserve (Fed). Unfortunately, sentiment quickly unwound in February, as the market reconsidered the persistence of inflation and a consistently strong labor market. A more hawkish Fed led to a sell-off in rates, sending the 10-Year Treasury yield nearly 15 basis points (bps) higher from where it started in 2023. (A basis point is 1/100 of one percent.) In March, an unforeseen banking crisis unfolded, partially driven by higher interest rates. The weakness in the banking sector indicated the potential for additional downside risk to economic growth. In its late-March 2023 meeting, the Fed pushed through another 25 bps hike, but moderated its stance, signaling that we were closer to a pause, despite the data.
Treasury and municipal interest rates rose during the second quarter of 2023, as the regional banking crisis settled down, and the focus on the Fed’s tightening policy reignited. For the first time since it started hiking in March 2022, the Fed did not raise rates at its June meeting. Fed Chairman Powell took a hawkish stance and communicated the need to continue tightening and the possibility of rates remaining higher for longer. The Treasury and municipal markets experienced significant sell-offs in the third quarter of 2023, with the 10-year Treasury yield rising and municipal yields following a similar but more pronounced path. Treasury and municipal yields reached multi-year highs. Inflation remained stubbornly elevated, despite the Fed’s aggressive rate-hiking cycle. The Fed hiked rates 25 bps in July 2023 and indicated there may be one additional hike by year end. Municipal market yields increased in the final month of the period, the fourth consecutive month of rising rates. Nearly every segment of the market — credit quality, maturity, sector and state — delivered negative performance.
Investor aversion to interest-rate sensitive fixed income saw outflows from most fixed-income segments in favor of attractive rates on cash and cash-like instruments. Flows into money market funds and CDs, and out of most actively managed fixed-income mutual funds, particularly those on the long end of the curve, were a sustained theme over the 12-month period. That said, in our view, the much higher yields municipal bonds offer now versus one year ago, or even just a few months ago, make municipals a much more attractive investment option, particularly as we believe we are at or near the end of the Fed’s interest rate hiking cycle. Fundamentals across most sectors remained healthy, and defaults were low by historical standards. A small number of sectors, such as hospitals and continuing care retirement communities (CCRCs) saw some weakening in their fundamentals. In addition, while U.S. states are sensitive to a possible economic slowdown or a capital market sell-off, many appeared relatively well positioned due to ongoing strengths in the economy and labor market along with high cash cushions, budget reserves, support from federal aid and relatively strong tax collections. Also, many states have managed recent budget surpluses conservatively in anticipation of a potential economic slowdown. However, a number of states, such as California and New York, have forecasted budget deficits in the coming years, and the municipal market may face additional pressures if the economy slows, and unemployment rises.
The New York state economy has shown signs of resilience through 2023, with an ongoing gradual recovery following the pandemic. Steady employment growth in 2023 has enabled New York to finally surpass pre-pandemic employment levels with growth being driven by health care, professional and business services, and leisure and hospitality. The finance industry continued to underperform through 2023 with several firms having announced layoffs and expectations for another lean year for bonuses which will translate into likely softness in the state’s personal income tax revenue performance. Despite the below median pace of economic rebound for the state of New York, the absolute levels of improvement have been ample enough to markedly improve the overall fiscal health of the state’s credit profile through significant tax revenue outperformance. Like many other U.S. States, New York has been prudent with the unexpected tax revenue windfall through building up budget reserves to record levels. These have put the state in a healthy position to absorb a slowing economy and lower capital market valuations which will impact the state through lower capital gains taxes from high earners and Wall Street. New York state has a sound fiscal track record of prudent budget management, which is demonstrated by their high credit ratings and below median pension burden from well-funded pension plans. With expectations of a slowing economic outlook, the
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
municipal market will be looking for the state of New York to remain committed to fiscal prudence. One notable headwind facing New York in the coming years will be assisting the NY MTA with its fiscal challenges without material negative impact to the state’s credit profile, as the billions in Federal COVID Aid provided to the MTA wind down in coming years.
The Fund’s notable detractors during the period
•	The primary detractor from the Fund’s performance during the period was a position in the bonds of the Puerto Rico Electric Power Authority (PREPA). The utility company entered bankruptcy in July 2017 with just over $8 billion in outstanding debt. In late June 2023, the bankruptcy court issued a surprise ruling that bondholders can claim just a percentage of the outstanding debt’s value that was much lower than expected. Bondholders have begun to work on an appeal.
•	Overweighted allocations relative to the benchmark in charter schools, continuing care retirement communities (CCRCs) and municipal bonds with maturities of 30 years and longer weighed on the Fund’s relative performance.
•	Security selection in municipal bonds rated BBB and AAA and in CCRCs also detracted from the Fund’s results.
The Fund’s notable contributors during the period
•	The Fund’s overweighted allocations to medium and lower quality bonds, specifically in non-rated and BBB rated municipal bonds, were key contributors to Fund performance versus its benchmark.
•	Overweights in the airline, tobacco and resource recovery sectors also contributed to Fund performance during the period.
•	Security selection in municipal bonds with maturities of 22-30 years, selections in the transportation, charter schools and hospital sectors, and selections in A and AA rated bonds also benefited Fund performance during the period.
Derivatives usage
The Fund employed U.S. Treasury futures at various times during the period to manage duration. The impact on results was modestly negative.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2023 — October 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	935.50	1,021.56	3.80	3.97	0.77
Advisor Class	1,000.00	1,000.00	936.60	1,022.83	2.57	2.68	0.52
Class C	1,000.00	1,000.00	932.90	1,019.26	6.01	6.28	1.22
Institutional Class	1,000.00	1,000.00	936.60	1,022.83	2.57	2.68	0.52
Institutional 2 Class	1,000.00	1,000.00	936.90	1,022.88	2.52	2.63	0.51
Institutional 3 Class	1,000.00	1,000.00	937.00	1,023.14	2.27	2.37	0.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	7

Portfolio of Investments
October 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.3%
Issue Description	Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.3%
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	3.950%	400,000	400,000
Total Floating Rate Notes (Cost $400,000)			400,000

Municipal Bonds 99.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Air Transportation 6.3%
New York City Industrial Development Agency(c)
Refunding Revenue Bonds
Trips Obligated Group
Series 2012A
07/01/2028	5.000%	1,725,000	1,691,891
New York Transportation Development Corp.(c)
Refunding Revenue Bonds
American Airlines, Inc. Project
Series 2021
08/01/2031	3.000%	1,300,000	1,089,626
Terminal 4 John F. Kennedy International Airport Project
Series 2020
12/01/2040	4.000%	600,000	496,849
12/01/2041	4.000%	600,000	491,878
Revenue Bonds
Terminal 4 John F. Kennedy International Airport Project
Series 2022
12/01/2041	5.000%	1,000,000	952,255
12/01/2042	4.000%	1,000,000	807,536
New York Transportation Development Corp.(c),(d)
Revenue Bonds
LaGuardia Airport Terminal C&D
Series 2023
04/01/2040	5.625%	1,500,000	1,489,603
Total			7,019,638
Airport 0.5%
Niagara Frontier Transportation Authority(c)
Refunding Revenue Bonds
Buffalo Niagara International Airport
Series 2019
04/01/2039	5.000%	525,000	508,663
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Charter Schools 6.8%
Albany Capital Resource Corp.
Refunding Revenue Bonds
Brighter Choice Elementary
Series 2021
04/01/2037	4.000%	1,000,000	799,200
Build NYC Resource Corp.
Revenue Bonds
Academic Leadership Charter School Project
Series 2021
06/15/2036	4.000%	200,000	170,895
International Leadership Charter School
Series 2013
07/01/2033	5.750%	1,500,000	1,424,170
Social Bonds - KIPP NYC Public School Facilities Canal West Project
Series 2023
07/01/2062	5.250%	1,000,000	908,188
Build NYC Resource Corp.(e)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	265,000	246,802
New World Preparatory Charter School Project
Series 2021
06/15/2051	4.000%	690,000	458,218
Secton Education Partners-Brilla Project
Series 2021
11/01/2051	4.000%	1,000,000	672,862
Social Bonds - East Harlem Scholars Academy Charter School Project
Series 2022
06/01/2062	5.750%	1,000,000	917,927
Unity Preparatory Charter School of Brooklyn Project
Series 2023
06/15/2063	5.500%	1,000,000	869,611
Hempstead Town Local Development Corp.
Revenue Bonds
Evergreen Charter School Project
Series 2022A
06/15/2057	5.500%	500,000	441,840
Monroe County Industrial Development Corp.(e)
Revenue Bonds
Social Bonds - Academy of Health Sciences Charter School Project
Series 2022
07/01/2057	6.000%	750,000	670,694
Total			7,580,407
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 1.5%
New York State Environmental Facilities Corp.(c),(e)
Revenue Bonds
Casella Waste Systems, Inc.
Series 2019 (Mandatory Put 12/03/29)
12/01/2044	2.875%	2,000,000	1,708,151
Health Services 1.3%
New York State Dormitory Authority
Refunding Revenue Bonds
Icahn School of Medicine at Mount Sinai
Series 2015
07/01/2040	5.000%	1,500,000	1,419,214
Higher Education 1.7%
Build NYC Resource Corp.
Refunding Revenue Bonds
Manhattan College Project
Series 2017
08/01/2042	4.000%	750,000	615,358
New York State Dormitory Authority
Revenue Bonds
St. John’s University
Series 2007C (NPFGC)
07/01/2026	5.250%	1,205,000	1,237,434
Total			1,852,792
Hospital 3.9%
Genesee County Funding Corp. (The)
Refunding Revenue Bonds
Rochester Regional Health Project
Series 2022
12/01/2052	5.250%	500,000	472,986
New York State Dormitory Authority
Refunding Revenue Bonds
Montefiore Obligated Group
Series 2020A
09/01/2050	4.000%	1,000,000	745,094
North Shore - Long Island Jewish Obligation Group
Series 2015A
05/01/2037	5.000%	2,000,000	1,979,551
New York State Dormitory Authority(e)
Refunding Revenue Bonds
Orange Regional Medical Center
Series 2017
12/01/2037	5.000%	400,000	352,343
Westchester County Local Development Corp.
Refunding Revenue Bonds
Westchester Medical Center
Series 2016
11/01/2037	3.750%	1,000,000	741,394
Total			4,291,368
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Joint Power Authority 1.8%
New York Power Authority
Refunding Revenue Bonds
Series 2020A
11/15/2055	4.000%	500,000	404,270
Revenue Bonds
Green Transmission Project
Series 2022 (AGM)
11/15/2061	4.000%	2,000,000	1,588,649
Total			1,992,919
Local Appropriation 0.9%
Suffolk County Judicial Facilities Agency
Revenue Bonds
H. Lee Dennison Building
Series 2013
11/01/2025	5.000%	1,000,000	1,000,379
Local General Obligation 6.6%
City of New York
Unlimited General Obligation Bonds
Series 2022A-1
09/01/2046	4.000%	3,000,000	2,569,625
Series 2022D-1
05/01/2042	5.250%	1,250,000	1,294,830
05/01/2043	5.250%	1,000,000	1,033,770
Subordinated Series 2023E-1
04/01/2047	5.250%	750,000	769,216
04/01/2050	4.000%	1,000,000	840,738
Unlimited General Obligation Refunding Bonds
Subordinated Series 2023F-1
08/01/2037	5.000%	250,000	262,868
City of Poughkeepsie
Limited General Obligation Refunding Bonds
Series 2019
06/01/2031	5.000%	600,000	592,733
Total			7,363,780
Multi-Family 9.3%
Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2017G
11/01/2047	3.700%	2,000,000	1,537,545
New York City Housing Development Corp.
Refunding Revenue Bonds
Sustainable Neighborhood
Series 2019
11/01/2039	3.800%	1,410,000	1,207,337
11/01/2049	3.650%	875,000	646,707

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Series 2018K
11/01/2048	4.000%	735,000	586,071
Sustainable Development Bonds
Series 2021
05/01/2051	2.750%	1,000,000	588,691
Sustainable Neighborhood
Series 2019
11/01/2049	3.250%	1,710,000	1,174,006
New York State Housing Finance Agency
Revenue Bonds
Affordable Housing
Series 2017M
11/01/2042	3.650%	750,000	592,048
Series 2019D
11/01/2044	3.700%	1,000,000	775,812
Climate Bond Certified/Sustainability Bonds
Series 2019
11/01/2044	3.150%	840,000	586,922
Green Bonds
Series 2017H
11/01/2047	3.650%	1,360,000	1,018,638
Series 2017L (GNMA)
11/01/2037	3.300%	540,000	452,699
Sustainability Bonds
Series 2019I
11/01/2039	3.000%	800,000	596,927
Series 2021J-1 (FHA)
11/01/2056	2.875%	1,000,000	586,993
Total			10,350,396
Municipal Power 3.1%
Guam Power Authority(f)
Refunding Revenue Bonds
Series 2022A
10/01/2043	5.000%	500,000	466,964
10/01/2044	5.000%	500,000	461,544
Long Island Power Authority
Refunding Revenue Bonds
Series 2014A
09/01/2044	5.000%	1,000,000	987,975
Revenue Bonds
Green Bonds
Series 2023E
09/01/2048	5.000%	1,000,000	987,866
Puerto Rico Electric Power Authority(f),(g)
Revenue Bonds
Series 2010XX
07/01/2040	0.000%	1,000,000	250,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012A
07/01/2042	0.000%	1,250,000	312,500
Total			3,466,849
Nursing Home 0.7%
Monroe County Industrial Development Corp.
Refunding Revenue Bonds
St. Ann’s Community Project
Series 2019
01/01/2050	5.000%	1,000,000	742,359
Other Bond Issue 2.7%
New York Liberty Development Corp.
Refunding Revenue Bonds
Green Bonds - 4 World Trade Center Project
Series 2021
11/15/2051	3.000%	500,000	321,869
New York Transportation Development Corp.(c)
Revenue Bonds
New York State Thruway Service Areas Project
Series 2021
10/31/2046	4.000%	1,500,000	1,186,618
04/30/2053	4.000%	2,000,000	1,500,754
Total			3,009,241
Other Industrial Development Bond 0.3%
New York Liberty Development Corp.
Revenue Bonds
Goldman Sachs Headquarters
Series 2007
10/01/2037	5.500%	260,000	270,021
Pool / Bond Bank 0.0%
New York State Dormitory Authority
Unrefunded Revenue Bonds
School Districts Bond Financing Program
Series 2009 (AGM)
10/01/2036	5.125%	15,000	15,017
Ports 9.3%
New York Liberty Development Corp.
Refunding Revenue Bonds
Series 2021-1WTC
02/15/2042	3.000%	2,000,000	1,418,042
Port Authority of New York & New Jersey(c)
Refunding Revenue Bonds
193rd Series 2015
10/15/2035	5.000%	2,635,000	2,652,719
Consolidated 186th
Series 2014
10/15/2044	5.000%	1,000,000	958,709

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port Authority of New York & New Jersey
Refunding Revenue Bonds
Consolidated 211th
Series 2018
09/01/2043	4.000%	2,000,000	1,738,314
Revenue Bonds
Consolidated 85th
Series 1993
03/01/2028	5.375%	1,240,000	1,281,011
Consolidated 93rd
Series 1994
06/01/2094	6.125%	2,250,000	2,264,592
Total			10,313,387
Prep School 1.5%
Build NYC Resource Corp.
Refunding Revenue Bonds
Series 2015
06/01/2033	5.000%	500,000	504,379
06/01/2035	5.000%	700,000	704,865
Rensselaer County Industrial Development Agency
Refunding Revenue Bonds
Emma Willard School Project
Series 2015A
01/01/2036	5.000%	500,000	504,800
Total			1,714,044
Recreation 0.6%
Western Regional Off-Track Betting Corp.(e)
Refunding Revenue Bonds
Series 2021
12/01/2041	4.125%	1,000,000	692,523
Refunded / Escrowed 0.8%
Build NYC Resource Corp.
Prerefunded 08/01/25 Revenue Bonds
YMCA of Greater New York Project
Series 2015
08/01/2040	5.000%	900,000	918,499
Resource Recovery 1.0%
Build NYC Resource Corp.(c),(e)
Refunding Revenue Bonds
Pratt Paper, Inc. Project
Series 2014
01/01/2035	5.000%	750,000	729,937
Jefferson County Industrial Development Agency(c),(e),(g)
Revenue Bonds
ReEnergy Black River LLC P
Series 2019
01/01/2024	0.000%	955,273	382,109
Total			1,112,046
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 6.6%
Brookhaven Local Development Corp.
Refunding Revenue Bonds
Jefferson’s Ferry Project
Series 2016
11/01/2036	5.250%	750,000	727,335
Revenue Bonds
Jefferson’s Ferry Project
Series 2020
11/01/2055	4.000%	1,000,000	696,508
Huntington Local Development Corp.
Revenue Bonds
Fountaingate Garden Project
Series 2021A
07/01/2056	5.250%	2,000,000	1,426,358
Suffolk County Economic Development Corp.
Refunding Revenue Bonds
Peconic Landing at Southhold, Inc.
Series 2020
12/01/2040	5.000%	1,540,000	1,366,211
Tompkins County Development Corp.
Refunding Revenue Bonds
Kendal at Ithaca, Inc. Project
Series 2014
07/01/2044	5.000%	1,655,000	1,435,648
Ulster County Capital Resource Corp.(e)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2047	5.250%	500,000	341,814
09/15/2053	5.250%	1,000,000	654,695
Westchester County Local Development Corp.(e)
Revenue Bonds
Purchase Senior Learning Community
Series 2021
07/01/2056	5.000%	1,000,000	708,567
Total			7,357,136
Sales Tax 8.0%
Commonwealth of Puerto Rico(f),(h)
Revenue Notes
Series 2022
11/01/2051	0.000%	520,296	263,400
Subordinated Series 2022
11/01/2043	0.000%	350,677	174,462
Puerto Rico Sales Tax Financing Corp.(f),(h)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	12,100,000	2,999,303

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Sales Tax Financing Corp.(f)
Revenue Bonds
Series 2019A1
07/01/2058	5.000%	1,000,000	873,008
Triborough Bridge & Tunnel Authority
Revenue Bonds
Sales Tax - MTA Bridges & Tunnels
Series 2022
05/15/2062	5.250%	2,500,000	2,539,234
TBTA Capital Lockbox - City Sales Tax
Series 2023A
05/15/2063	5.500%	2,000,000	2,077,929
Total			8,927,336
Single Family 1.9%
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2019-217
04/01/2039	3.625%	135,000	112,375
Revenue Bonds
Social Bonds
Series 2023-250 (HUD)
10/01/2053	4.900%	1,000,000	945,930
State of New York Mortgage Agency(c)
Refunding Revenue Bonds
Series 2019-218
04/01/2033	3.600%	950,000	853,477
04/01/2038	3.850%	170,000	166,196
Total			2,077,978
Special Non Property Tax 9.1%
Metropolitan Transportation Authority(h)
Refunding Revenue Bonds
Series 2012A
11/15/2032	0.000%	2,500,000	1,653,114
New York City Transitional Finance Authority
Revenue Bonds
Future Tax Secured
Subordinated Series 2022A-1
08/01/2048	4.000%	3,000,000	2,533,558
Subordinated Series 2023A
05/01/2047	5.000%	1,000,000	1,002,526
Subordinated Series 2023F-1
02/01/2047	5.250%	1,000,000	1,026,620
New York State Thruway Authority
Refunding Revenue Bonds
Personal Income Tax - Bidding Group
Series 2022A
03/15/2050	4.000%	2,000,000	1,703,198
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Highway & Transportation Authority(f),(h)
Revenue Bonds
Series 2022B
07/01/2032	0.000%	53,221	33,928
Series 2022C
07/01/2053	0.000%	91,041	58,267
Triborough Bridge & Tunnel Authority
Refunding Revenue Bonds
Green Bonds
Series 2023C
11/15/2043	5.000%	1,000,000	1,015,596
Revenue Bonds
Senior Lien Green Bonds
Series 2022D-2
05/15/2052	5.500%	1,000,000	1,044,152
Total			10,070,959
Special Property Tax 0.7%
Glen Cove Local Economic Assistance Corp.
Refunding Revenue Bonds
Garview Point Public Improvement Project
Series 2016
01/01/2056	5.000%	1,000,000	794,155
Tobacco 5.2%
Chautauqua Tobacco Asset Securitization Corp.
Refunding Revenue Bonds
Series 2014
06/01/2034	5.000%	1,000,000	935,092
New York Counties Tobacco Trust VI
Refunding Revenue Bonds
Tobacco Settlement Pass-Through
Series 2016
06/01/2051	5.000%	2,000,000	1,698,607
Suffolk Tobacco Asset Securitization Corp.(h)
Refunding Revenue Bonds
Subordinated Series 2021B-2
06/01/2066	0.000%	3,000,000	253,305
TSASC, Inc.
Refunding Revenue Bonds
Series 2017A
06/01/2041	5.000%	3,000,000	2,934,660
Total			5,821,664
Transportation 4.0%
Metropolitan Transportation Authority
Refunding Revenue Bonds
Series 2017D
11/15/2042	4.000%	1,000,000	843,978

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Green Bonds
Series 2020C-1
11/15/2050	5.000%	2,000,000	1,899,412
Transportation
Series 2015B
11/15/2040	5.000%	1,675,000	1,646,614
Total			4,390,004
Water & Sewer 3.1%
New York City Municipal Water Finance Authority
Refunding Revenue Bonds
Series 2023DD
06/15/2047	5.000%	1,000,000	1,007,062
Revenue Bonds
Subordinated Series 2023AA-1
06/15/2053	5.250%	2,000,000	2,056,593
Puerto Rico Commonwealth Aqueduct & Sewer Authority(e),(f)
Refunding Revenue Bonds
Senior Lien
Series 2020A
07/01/2047	5.000%	425,000	376,516
Total			3,440,171
Total Municipal Bonds (Cost $130,324,927)			110,221,096
Money Market Funds 0.6%
	Shares	Value ($)
BlackRock Liquidity Funds MuniCash, Institutional Shares, 3.823%(i)	653,680	653,680
Total Money Market Funds (Cost $653,680)		653,680
Total Investments in Securities (Cost: $131,378,607)		111,274,776
Other Assets & Liabilities, Net		(128,936)
Net Assets		111,145,840

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2023.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents a security purchased on a when-issued basis.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At October 31, 2023, the total value of these securities amounted to $9,782,769, which represents 8.80% of total net assets.
(f)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2023, the total value of these securities amounted to $6,269,892, which represents 5.64% of total net assets.
(g)	Represents a security in default.
(h)	Zero coupon bond.
(i)	The rate shown is the seven-day current annualized yield at October 31, 2023.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
FHA	Federal Housing Authority
GNMA	Government National Mortgage Association
HUD	U.S. Department of Housing and Urban Development
NPFGC	National Public Finance Guarantee Corporation
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
October 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	400,000	—	400,000
Municipal Bonds	—	110,221,096	—	110,221,096
Money Market Funds	653,680	—	—	653,680
Total Investments in Securities	653,680	110,621,096	—	111,274,776
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Statement of Assets and Liabilities
October 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $131,378,607)	$111,274,776
Cash	3,770
Receivable for:
Capital shares sold	430,537
Dividends	1,083
Interest	1,751,802
Trustees’ fees	81,098
Expense reimbursement due from Investment Manager	323
Prepaid expenses	3,591
Total assets	113,546,980
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,464,600
Capital shares redeemed	428,189
Distributions to shareholders	379,664
Management services fees	1,429
Distribution and/or service fees	616
Transfer agent fees	6,584
Trustees’ fees	96,329
Other expenses	23,729
Total liabilities	2,401,140
Net assets applicable to outstanding capital stock	$111,145,840
Represented by
Paid in capital	136,987,930
Total distributable earnings (loss)	(25,842,090)
Total - representing net assets applicable to outstanding capital stock	$111,145,840
Class A
Net assets	$74,887,376
Shares outstanding	3,156,406
Net asset value per share	$23.73
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$24.46
Advisor Class
Net assets	$4,763,431
Shares outstanding	201,082
Net asset value per share	$23.69
Class C
Net assets	$5,454,950
Shares outstanding	230,027
Net asset value per share	$23.71
Institutional Class
Net assets	$19,576,126
Shares outstanding	825,825
Net asset value per share	$23.70
Institutional 2 Class
Net assets	$1,023,624
Shares outstanding	43,286
Net asset value per share	$23.65
Institutional 3 Class
Net assets	$5,440,333
Shares outstanding	229,363
Net asset value per share	$23.72
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	15

Statement of Operations
Year Ended October 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$23,869
Interest	5,255,645
Total income	5,279,514
Expenses:
Management services fees	582,758
Distribution and/or service fees
Class A	208,365
Class C	48,493
Transfer agent fees
Class A	62,437
Advisor Class	3,960
Class C	5,203
Institutional Class	16,876
Institutional 2 Class	709
Institutional 3 Class	349
Trustees’ fees	17,539
Custodian fees	9,475
Printing and postage fees	13,412
Registration fees	14,000
Accounting services fees	30,090
Legal fees	14,828
Interest on interfund lending	1,005
Compensation of chief compliance officer	25
Other	12,253
Total expenses	1,041,777
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(136,446)
Expense reduction	(100)
Total net expenses	905,231
Net investment income	4,374,283
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,404,569)
Futures contracts	(281,144)
Net realized loss	(3,685,713)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,565,327
Net change in unrealized appreciation (depreciation)	3,565,327
Net realized and unrealized loss	(120,386)
Net increase in net assets resulting from operations	$4,253,897
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations
Net investment income	$4,374,283	$4,867,220
Net realized loss	(3,685,713)	(1,925,091)
Net change in unrealized appreciation (depreciation)	3,565,327	(35,541,351)
Net increase (decrease) in net assets resulting from operations	4,253,897	(32,599,222)
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,888,558)	(3,629,505)
Advisor Class	(193,810)	(444,337)
Class C	(208,070)	(328,432)
Institutional Class	(834,514)	(1,816,669)
Institutional 2 Class	(42,437)	(83,975)
Institutional 3 Class	(182,734)	(59,663)
Total distributions to shareholders	(4,350,123)	(6,362,581)
Decrease in net assets from capital stock activity	(22,751,495)	(28,180,403)
Total decrease in net assets	(22,847,721)	(67,142,206)
Net assets at beginning of year	133,993,561	201,135,767
Net assets at end of year	$111,145,840	$133,993,561
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2023		October 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	296,213	7,567,021	216,711	5,862,614
Distributions reinvested	89,545	2,268,519	106,218	2,976,310
Shares redeemed	(628,800)	(15,979,060)	(811,582)	(22,448,591)
Net decrease	(243,042)	(6,143,520)	(488,653)	(13,609,667)
Advisor Class
Shares sold	99,844	2,489,578	150,959	4,107,086
Distributions reinvested	7,649	193,400	15,991	443,968
Shares redeemed	(341,233)	(8,755,337)	(140,897)	(3,815,274)
Net increase (decrease)	(233,740)	(6,072,359)	26,053	735,780
Class C
Shares sold	19,233	491,234	36,038	992,089
Distributions reinvested	7,581	192,200	10,227	286,714
Shares redeemed	(124,864)	(3,180,530)	(120,876)	(3,269,679)
Net decrease	(98,050)	(2,497,096)	(74,611)	(1,990,876)
Institutional Class
Shares sold	430,247	10,924,894	747,219	20,982,927
Distributions reinvested	28,270	716,353	43,837	1,224,278
Shares redeemed	(735,574)	(18,642,055)	(1,535,616)	(41,284,391)
Net decrease	(277,057)	(7,000,808)	(744,560)	(19,077,186)
Institutional 2 Class
Shares sold	1,056	26,975	45,686	1,356,649
Distributions reinvested	1,667	42,110	2,964	83,608
Shares redeemed	(10,564)	(270,395)	(59,067)	(1,616,812)
Net decrease	(7,841)	(201,310)	(10,417)	(176,555)
Institutional 3 Class
Shares sold	128,673	3,250,327	271,895	6,978,728
Distributions reinvested	1,790	45,301	1,103	30,662
Shares redeemed	(161,479)	(4,132,030)	(41,224)	(1,071,289)
Net increase (decrease)	(31,016)	(836,402)	231,774	5,938,101
Total net decrease	(890,746)	(22,751,495)	(1,060,414)	(28,180,403)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

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Columbia Strategic New York Municipal Income Fund | Annual Report 2023	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2023	$24.04	0.89	(0.32)	0.57	(0.88)	—	(0.88)
Year Ended 10/31/2022	$30.32	0.76	(6.05)	(5.29)	(0.76)	(0.23)	(0.99)
Year Ended 10/31/2021	$29.68	0.73	0.81	1.54	(0.72)	(0.18)	(0.90)
Year Ended 10/31/2020(e)	$30.29	0.78	(0.32)	0.46	(0.78)	(0.29)	(1.07)
Year Ended 10/31/2019(e)	$28.51	0.88	1.78	2.66	(0.88)	—	(0.88)
Advisor Class
Year Ended 10/31/2023	$24.00	0.94	(0.31)	0.63	(0.94)	—	(0.94)
Year Ended 10/31/2022	$30.27	0.84	(6.05)	(5.21)	(0.83)	(0.23)	(1.06)
Year Ended 10/31/2021	$29.64	0.80	0.81	1.61	(0.80)	(0.18)	(0.98)
Year Ended 10/31/2020(e)	$30.25	0.85	(0.32)	0.53	(0.85)	(0.29)	(1.14)
Year Ended 10/31/2019(e)	$28.47	0.96	1.78	2.74	(0.96)	—	(0.96)
Class C
Year Ended 10/31/2023	$24.02	0.77	(0.31)	0.46	(0.77)	—	(0.77)
Year Ended 10/31/2022	$30.30	0.64	(6.05)	(5.41)	(0.64)	(0.23)	(0.87)
Year Ended 10/31/2021	$29.67	0.59	0.81	1.40	(0.59)	(0.18)	(0.77)
Year Ended 10/31/2020(e)	$30.28	0.65	(0.33)	0.32	(0.64)	(0.29)	(0.93)
Year Ended 10/31/2019(e)	$28.50	0.76	1.78	2.54	(0.76)	—	(0.76)
Institutional Class
Year Ended 10/31/2023	$24.02	0.95	(0.33)	0.62	(0.94)	—	(0.94)
Year Ended 10/31/2022	$30.29	0.83	(6.04)	(5.21)	(0.83)	(0.23)	(1.06)
Year Ended 10/31/2021	$29.66	0.80	0.81	1.61	(0.80)	(0.18)	(0.98)
Year Ended 10/31/2020(e)	$30.26	0.85	(0.31)	0.54	(0.85)	(0.29)	(1.14)
Year Ended 10/31/2019(e)	$28.49	0.96	1.77	2.73	(0.96)	—	(0.96)
Institutional 2 Class
Year Ended 10/31/2023	$23.96	0.95	(0.31)	0.64	(0.95)	—	(0.95)
Year Ended 10/31/2022	$30.22	0.83	(6.03)	(5.20)	(0.83)	(0.23)	(1.06)
Year Ended 10/31/2021	$29.58	0.81	0.81	1.62	(0.80)	(0.18)	(0.98)
Year Ended 10/31/2020(e)	$30.19	0.86	(0.32)	0.54	(0.86)	(0.29)	(1.15)
Year Ended 10/31/2019(e)	$28.42	0.96	1.77	2.73	(0.96)	—	(0.96)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2023	$23.73	2.20%	0.89%(c)	0.78%(c),(d)	3.49%	23%	$74,887
Year Ended 10/31/2022	$24.04	(17.84%)	0.86%(c)	0.78%(c),(d)	2.74%	22%	$81,708
Year Ended 10/31/2021	$30.32	5.23%	0.85%	0.78%(d)	2.39%	18%	$117,874
Year Ended 10/31/2020(e)	$29.68	1.59%	0.85%(c)	0.80%(c),(d)	2.63%	26%	$114,883
Year Ended 10/31/2019(e)	$30.29	9.37%	0.85%	0.80%(d)	3.00%	46%	$117,062
Advisor Class
Year Ended 10/31/2023	$23.69	2.46%	0.63%(c)	0.53%(c),(d)	3.71%	23%	$4,763
Year Ended 10/31/2022	$24.00	(17.64%)	0.61%(c)	0.53%(c),(d)	3.00%	22%	$10,435
Year Ended 10/31/2021	$30.27	5.46%	0.61%	0.53%(d)	2.63%	18%	$12,373
Year Ended 10/31/2020(e)	$29.64	1.84%	0.60%(c)	0.55%(c),(d)	2.88%	26%	$9,151
Year Ended 10/31/2019(e)	$30.25	9.66%	0.60%	0.55%(d)	3.23%	46%	$6,470
Class C
Year Ended 10/31/2023	$23.71	1.74%	1.34%(c)	1.23%(c),(d)	3.02%	23%	$5,455
Year Ended 10/31/2022	$24.02	(18.23%)	1.43%(c)	1.23%(c),(d)	2.28%	22%	$7,882
Year Ended 10/31/2021	$30.30	4.72%	1.60%	1.23%(d)	1.94%	18%	$12,203
Year Ended 10/31/2020(e)	$29.67	1.10%	1.60%(c)	1.25%(c),(d),(f)	2.18%	26%	$15,103
Year Ended 10/31/2019(e)	$30.28	9.04%	1.60%	1.25%(d),(f)	2.56%	46%	$19,693
Institutional Class
Year Ended 10/31/2023	$23.70	2.42%	0.64%(c)	0.53%(c),(d)	3.73%	23%	$19,576
Year Ended 10/31/2022	$24.02	(17.62%)	0.61%(c)	0.53%(c),(d)	2.94%	22%	$26,486
Year Ended 10/31/2021	$30.29	5.46%	0.60%	0.53%(d)	2.63%	18%	$55,959
Year Ended 10/31/2020(e)	$29.66	1.77%	0.60%(c)	0.55%(c),(d)	2.88%	26%	$51,296
Year Ended 10/31/2019(e)	$30.26	9.80%	0.60%	0.55%(d)	3.24%	46%	$52,745
Institutional 2 Class
Year Ended 10/31/2023	$23.65	2.47%	0.62%(c)	0.51%(c)	3.75%	23%	$1,024
Year Ended 10/31/2022	$23.96	(17.62%)	0.59%(c)	0.51%(c)	2.94%	22%	$1,225
Year Ended 10/31/2021	$30.22	5.52%	0.59%	0.52%	2.65%	18%	$1,860
Year Ended 10/31/2020(e)	$29.58	1.78%	0.58%(c)	0.53%(c)	2.89%	26%	$1,977
Year Ended 10/31/2019(e)	$30.19	9.84%	0.58%	0.53%	3.28%	46%	$4,207
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 10/31/2023	$24.03	0.97	(0.32)	0.65	(0.96)	—	(0.96)
Year Ended 10/31/2022	$30.31	0.89	(6.09)	(5.20)	(0.85)	(0.23)	(1.08)
Year Ended 10/31/2021	$29.67	0.82	0.82	1.64	(0.82)	(0.18)	(1.00)
Year Ended 10/31/2020(e)	$30.28	0.87	(0.32)	0.55	(0.87)	(0.29)	(1.16)
Year Ended 10/31/2019(e)	$28.50	0.96	1.78	2.74	(0.96)	—	(0.96)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(f)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	10/31/2020	10/31/2019
Class C	0.25%	0.30%
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 10/31/2023	$23.72	2.53%	0.57%(c)	0.46%(c)	3.81%	23%	$5,440
Year Ended 10/31/2022	$24.03	(17.59%)	0.55%(c)	0.46%(c)	3.42%	22%	$6,257
Year Ended 10/31/2021	$30.31	5.56%	0.54%	0.47%	2.70%	18%	$867
Year Ended 10/31/2020(e)	$29.67	1.87%	0.54%(c)	0.49%(c)	2.95%	26%	$780
Year Ended 10/31/2019(e)	$30.28	9.71%	0.54%	0.49%	3.17%	46%	$741
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	23

Notes to Financial Statements
October 31, 2023
Note 1. Organization
Columbia Strategic New York Municipal Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
24	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
October 31, 2023
the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
At October 31, 2023, the Fund had no outstanding derivatives.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(281,144)
26	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended October 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — short	2,544,927
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
October 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2023 was 0.47% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
28	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.07
Advisor Class	0.08
Class C	0.08
Institutional Class	0.07
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $100.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25%  of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.45% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended October 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	10,684
Class C	—	1.00(b)	454

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
October 31, 2023
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through February 29, 2024
Class A	0.78%
Advisor Class	0.53
Class C	1.23
Institutional Class	0.53
Institutional 2 Class	0.51
Institutional 3 Class	0.46
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2023, these differences were primarily due to differing treatment for tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, distributions and re-characterization of distributions for investments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
32,084	(32,084)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2023				Year Ended October 31, 2022
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
38,792	4,311,331	—	4,350,123	696,681	4,825,855	840,045	6,362,581
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	1,493,158	—	(6,453,885)	(20,405,935)
At October 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
131,680,711	239,607	(20,645,542)	(20,405,935)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended October 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(4,554,856)	(1,899,029)	(6,453,885)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $27,718,821 and $49,751,389, respectively, for the year ended October 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
October 31, 2023
The Fund’s activity in the Interfund Program during the year ended October 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,050,000	4.60	4
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at October 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended October 31, 2023.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
32	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
October 31, 2023
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At October 31, 2023, affiliated shareholders of record owned 20.2% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
34	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic New York Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic New York Municipal Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Exempt- interest dividends
99.11%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
36	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	170	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	168	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168	None
38	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	168	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021; Co-President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	170	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
40	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Strategic New York Municipal Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
42	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	43

Approval of Management Agreement  (continued)
(Unaudited)
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
44	Columbia Strategic New York Municipal Income Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2023	45

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Columbia Strategic New York Municipal Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN205_10_N01_(12/23)

Annual  Report
October 31, 2023
Columbia New York Intermediate Municipal Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia New York Intermediate Municipal Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia New York Intermediate Municipal Bond Fund  |    Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York individual income tax, as is consistent with relative stability of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2012
Douglas Rangel, CFA
Portfolio Manager
Managed the Fund since 2022
Average annual total returns (%) (for the period ended October 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	1.98	0.71	1.33
	Including sales charges		-1.08	0.10	1.03
Advisor Class		03/19/13	2.24	0.94	1.58
Class C	Excluding sales charges	11/25/02	1.52	0.25	0.88
	Including sales charges		0.53	0.25	0.88
Institutional Class		12/31/91	2.24	0.96	1.59
Institutional 2 Class*		03/01/16	2.39	1.02	1.64
Institutional 3 Class*		03/01/17	2.44	1.07	1.66
Class V	Excluding sales charges	12/31/91	2.18	0.81	1.44
	Including sales charges		-2.67	-0.17	0.95
Bloomberg New York 3-15 Year Blend Municipal Bond Index			2.90	1.23	1.86
Bloomberg 3-15 Year Blend Municipal Bond Index			2.49	1.27	1.97
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class V shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg New York 3-15 Year Blend Municipal Bond Index tracks investment grade bonds from the state of New York and its municipalities.
The Bloomberg 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 31, 2013 — October 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2023)
AAA rating	6.6
AA rating	34.3
A rating	42.2
BBB rating	11.3
BB rating	0.5
Not rated	5.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended October 31, 2023, Class A shares of Columbia New York Intermediate Municipal Bond Fund returned 1.98% excluding sales charges. Institutional Class shares of the Fund returned 2.24%. The Fund’s benchmark, the Bloomberg New York 3-15 Year Blend Municipal Bond Index, returned 2.90%, and the Bloomberg 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 2.49% for the same time period.
Market overview
Municipal bonds delivered positive performance in the early part of the 12-month period, closing out a tumultuous 2022 and starting 2023 with a strong rally that was driven by high hopes for an end to the aggressive interest-rate hiking campaign by the U.S. Federal Reserve (Fed). Unfortunately, sentiment quickly unwound in February, as the market reconsidered the persistence of inflation and a consistently strong labor market. A more hawkish Fed led to a sell-off in rates, sending the 10-Year Treasury yield nearly 15 basis points (bps) higher from where it started in 2023. (A basis point is 1/100 of one percent.) In March, an unforeseen banking crisis unfolded, partially driven by higher interest rates. The weakness in the banking sector indicated the potential for additional downside risk to economic growth. In its late-March 2023 meeting, the Fed pushed through another 25 bps hike, but moderated its stance, signaling that we were closer to a pause, despite the data.
Treasury and municipal interest rates rose during the second quarter of 2023, as the regional banking crisis settled down, and the focus on the Fed’s tightening policy reignited. For the first time since it started hiking in March 2022, the Fed did not raise rates at its June meeting. Fed Chairman Powell took a hawkish stance and communicated the need to continue tightening and the possibility of rates remaining higher for longer. The Treasury and municipal markets experienced significant sell-offs in the third quarter of 2023, with the 10-year Treasury yield rising and municipal yields following a similar but more pronounced path. Treasury and municipal yields reached multi-year highs. Inflation remained stubbornly elevated, despite the Fed’s aggressive rate-hiking cycle. The Fed hiked rates 25 bps in July 2023 and indicated there may be one additional hike by year end. Municipal market yields increased in the final month of the period, the fourth consecutive month of rising rates. Nearly every segment of the market — credit quality, maturity, sector and state — delivered negative performance.
Investor aversion to interest-rate sensitive fixed income saw outflows from most fixed-income segments in favor of attractive rates on cash and cash-like instruments. Flows into money market funds and CDs, and out of most actively managed fixed-income mutual funds, particularly those on the long end of the curve, were a sustained theme over the 12-month period. That said, the much higher yields municipal bonds offered at the end of the period versus a year prior, or even just a few months prior to the end of the period, make municipals a much more attractive investment option, particularly as we believe we are at or near the end of the Fed’s interest rate hiking cycle. Fundamentals across most sectors remained healthy, and defaults were low by historical standards. A small number of sectors, such as hospitals and continuing care retirement communities (CCRCs), saw some weakening in their fundamentals. In addition, while U.S. states are sensitive to a possible economic slowdown or a capital market sell-off, many appeared relatively well positioned due to ongoing strengths in the economy and labor market along with high cash cushions, budget reserves, support from federal aid and relatively strong tax collections. Also, many states have managed recent budget surpluses conservatively in anticipation of a potential economic slowdown. However, a number of states, such as California and New York, have forecasted budget deficits in the coming years, and the municipal market may face additional pressures if the economy slows, and unemployment rises.
The New York State economy has shown signs of resilience through 2023, with an ongoing gradual recovery following the pandemic. Steady employment growth in 2023 has enabled New York to finally surpass pre-pandemic employment levels with growth being driven by health care, professional and business services, and leisure and hospitality. The finance industry continued to underperform through 2023 with several firms having announced layoffs and expectations for another lean year for bonuses, which we believe will likely translate into softness in the state’s personal income tax revenue performance. Despite the below median pace of economic rebound for the state of New York, the absolute levels of improvement have been ample enough to markedly improve the overall fiscal health of the state’s credit profile through significant tax revenue outperformance. Like many other U.S. States, New York has been prudent with the unexpected tax revenue windfall through building up budget reserves to record levels.  We believe that these have put the state in a healthy position to absorb a slowing economy and lower capital market valuations which will impact the state through lower capital gains taxes from high earners and Wall Street. We believe New York has a sound fiscal track record of prudent budget management, which is demonstrated by their high credit ratings and below median pension burden from well-funded pension plans. With expectations of a slowing economic outlook, we believe the municipal market will be looking for the state of New York to
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
remain committed to fiscal prudence. In our view, one notable headwind facing New York in the coming years will be assisting the NY Metropolitan Transportation Authority (MTA) with its fiscal challenges without material negative impact to the state’s credit profile, as the billions in federal COVID aid provided to the MTA wind down in coming years.
The Fund experienced an increased level of portfolio turnover during the period, as compared to the previous reporting period during which portfolio activity was muted due to a challenging market environment. Portfolio turnover during the period ended October 31, 2023 represents a return to a level more in line with our expectations and possibly higher due to a decline in overall Fund assets.
The Fund’s notable detractors during the period
•	The Fund’s exposure to CCRCs detracted from performance during the period. CCRCs have struggled with financial operating performance since 2022, due in large part to the increase in labor costs. We have focused research on this sector and expect a continued rebound in 2024.
•	Other sectors that performed poorly were local general obligations and special non-property tax. The lackluster performance was not due to fundamental issues but rather the timing of Fund purchases during the period. We believe these purchases will perform better going forward.
•	The Fund’s holdings in refunded bonds underperformed their benchmark counterparts during the period. The underperformance was due to the maturities of the refunded holdings in the benchmark being twice as long as those of the Fund’s holdings. As refunded bonds are of very high quality, we have no fundamental concerns with these positions.
The Fund’s notable contributors during the period
•	The Fund maintained a below benchmark duration for the entire 12-month period. After initially declining during the first three months, interest rates rose meaningfully during the remainder of the period. The below benchmark positioning helped to limit price declines as rates increased. Having a below benchmark exposure to interest rates in the six months during the period in which returns were negative aided the Fund in outperforming in five of them.
•	Portfolio return was positive due to the high level of income or yield, which more than offset price declines that occurred during the period.
•	Overweighted allocations to the lower investment-grade and non-investment grade quality segments contributed to Fund results as these areas outperformed higher quality segments during the period.
•	At the sector level, the Fund’s exposure to the hospital, transportation and education sectors performed well. Within the transportation sector, portfolio holdings in the Metropolitan Transportation Authority and the New York Port Authority produced healthy returns. These two issuers represent two of the Fund’s largest exposures and are synonymous with New York City.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
6	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2023 — October 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	968.10	1,021.66	3.76	3.86	0.75
Advisor Class	1,000.00	1,000.00	969.30	1,022.93	2.51	2.58	0.50
Class C	1,000.00	1,000.00	965.90	1,019.36	6.01	6.17	1.20
Institutional Class	1,000.00	1,000.00	969.40	1,022.93	2.51	2.58	0.50
Institutional 2 Class	1,000.00	1,000.00	969.70	1,023.19	2.26	2.32	0.45
Institutional 3 Class	1,000.00	1,000.00	970.00	1,023.44	2.01	2.06	0.40
Class V	1,000.00	1,000.00	968.60	1,022.17	3.26	3.35	0.65
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Portfolio of Investments
October 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Municipal Bonds 98.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Air Transportation 2.2%
New York Transportation Development Corp.(a)
Refunding Revenue Bonds
American Airlines, Inc. Project
Series 2021
08/01/2031	3.000%	650,000	544,813
Terminal 4 John F. Kennedy International Airport Project
Series 2020
12/01/2036	5.000%	800,000	795,995
12/01/2038	4.000%	300,000	253,777
New York Transportation Development Corp.
Refunding Revenue Bonds
Terminal 4 John F. Kennedy International Airport Project
Series 2020
12/01/2038	5.000%	1,000,000	990,774
Total			2,585,359
Charter Schools 1.2%
Build NYC Resource Corp.
Revenue Bonds
Academic Leadership Charter School Project
Series 2021
06/15/2036	4.000%	200,000	170,895
Build NYC Resource Corp.(b)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	420,000	391,157
Monroe County Industrial Development Corp.(b)
Revenue Bonds
True North Rochester Preparatory Charter School Project
Series 2020
06/01/2040	5.000%	900,000	829,956
Total			1,392,008
Health Services 0.9%
New York State Dormitory Authority
Refunding Revenue Bonds
Icahn School of Medicine at Mount Sinai
Series 2015
07/01/2030	5.000%	1,000,000	1,002,537
Higher Education 6.5%
Build NYC Resource Corp.
Refunding Revenue Bonds
Manhattan College Project
Series 2017
08/01/2033	5.000%	400,000	404,353
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Saratoga
Revenue Bonds
Skidmore College Project
Series 2018
07/01/2033	5.000%	165,000	170,667
07/01/2034	5.000%	200,000	206,838
07/01/2035	5.000%	200,000	206,125
Dutchess County Local Development Corp.
Refunding Revenue Bonds
Culinary Institute of America (The)
Series 2018
07/01/2032	5.000%	220,000	220,537
Vassar College Project
Series 2017
07/01/2034	5.000%	500,000	512,615
Revenue Bonds
Marist College Project
Series 2015A
07/01/2029	5.000%	1,000,000	1,011,708
Series 2018
07/01/2031	5.000%	170,000	175,512
07/01/2032	5.000%	210,000	216,565
07/01/2033	5.000%	205,000	211,078
New York State Dormitory Authority
Refunding Revenue Bonds
Rochester Institute
Series 2019A
07/01/2036	5.000%	750,000	774,895
Teacher’s College
Series 2017
07/01/2029	5.000%	175,000	181,182
07/01/2030	5.000%	150,000	155,375
Revenue Bonds
New York University
Series 2019A
07/01/2037	5.000%	2,000,000	2,057,034
St. Lawrence County Industrial Development Agency
Refunding Revenue Bonds
Clarkson University Project
Series 2021
09/01/2038	5.000%	200,000	191,342
09/01/2039	5.000%	200,000	189,759
Tompkins County Development Corp.
Refunding Revenue Bonds
Ithaca College Project
Series 2018
07/01/2034	5.000%	575,000	583,457
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Troy Capital Resource Corp.
Refunding Revenue Bonds
Forward Delivery - Rensselaer Polytechnic Institute Project
Series 2020
09/01/2037	5.000%	250,000	250,497
Total			7,719,539
Hospital 7.5%
Monroe County Industrial Development Corp.
Refunding Revenue Bonds
Highland Hospital Rochester Project
Series 2015
07/01/2025	5.000%	450,000	454,033
07/01/2026	5.000%	350,000	353,016
University of Rochester Project
Series 2017
07/01/2035	4.000%	1,285,000	1,205,567
Revenue Bonds
Rochester General Hospital (The)
Series 2017
12/01/2035	5.000%	1,000,000	1,000,363
Nassau County Local Economic Assistance Corp.
Revenue Bonds
Catholic Health Services of Long Island
Series 2014
07/01/2033	5.000%	675,000	675,535
New York State Dormitory Authority
Refunding Revenue Bonds
Memorial Sloan-Kettering Cancer Center
Series 2017
07/01/2034	4.000%	1,000,000	956,814
Montefiore Obligated Group
Series 2020A
09/01/2037	4.000%	300,000	260,823
North Shore - Long Island Jewish Obligation Group
Series 2015A
05/01/2031	5.000%	3,000,000	3,009,247
New York State Dormitory Authority(b)
Refunding Revenue Bonds
Orange Regional Medical Center
Series 2017
12/01/2031	5.000%	1,000,000	929,504
Total			8,844,902
Joint Power Authority 0.4%
New York Power Authority(c)
Revenue Bonds
Green Transmission Project
Series 2023A (AGM)
11/15/2040	5.250%	500,000	529,267
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 16.6%
City of New York
Unlimited General Obligation Bonds
Fiscal 2020
Series 2019B-1
10/01/2038	5.000%	1,000,000	1,022,651
Subordinated Series 2019H-A
01/01/2035	5.000%	1,500,000	1,562,852
Subordinated Series 2023E-1
04/01/2039	5.000%	1,200,000	1,241,164
Unlimited General Obligation Refunding Bonds
Subordinated Series 2023F-1
08/01/2038	5.000%	250,000	260,401
Unlimited General Obligation Refunding Notes
Series 2016C
08/01/2032	5.000%	2,000,000	2,028,945
City of Yonkers
Limited General Obligation Bonds
Series 2016A (AGM)
11/15/2028	5.000%	1,780,000	1,824,179
Series 2017A (BAM)
09/01/2028	5.000%	2,090,000	2,160,857
County of Monroe(a)
Limited General Obligation Public Improvement Bonds
Series 2019B (BAM)
06/01/2027	5.000%	1,350,000	1,389,059
County of Nassau
Limited General Obligation Bonds
Series 2017B
04/01/2033	5.000%	2,000,000	2,046,851
County of Rockland
Limited General Obligation Bonds
Series 2014A (AGM)
03/01/2024	5.000%	1,450,000	1,455,376
Monroe County Industrial Development Agency
Revenue Bonds
Rochester Schools Modernization Program
Series 2018
05/01/2034	5.000%	750,000	783,943
New York State Dormitory Authority
Refunding Revenue Bonds
School Districts Bond Financing
Series 2013E (AGM)
10/01/2031	5.000%	500,000	503,242
School Districts Financing Program
Series 2015B (AGM)
10/01/2027	5.000%	1,000,000	1,020,542

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
School District Building Financing Program
Series 2018
10/01/2032	5.000%	2,000,000	2,045,825
School Districts Revenue Bond Financing Program
Series 2023 (AGM)
10/01/2040	5.000%	300,000	305,817
Total			19,651,704
Multi-Family 2.5%
Amherst Development Corp.
Refunding Revenue Bonds
University of Buffalo Student Housing
Series 2017 (AGM)
10/01/2028	5.000%	730,000	763,138
10/01/2029	5.000%	1,290,000	1,347,045
Onondaga County Trust for Cultural Resources
Refunding Revenue Bonds
Abby Lane Housing Corp. Project
Series 2017
05/01/2030	5.000%	420,000	424,154
05/01/2031	5.000%	400,000	403,315
Total			2,937,652
Municipal Power 5.0%
Long Island Power Authority
Refunding Revenue Bonds
Series 2016B
09/01/2027	5.000%	1,000,000	1,017,942
09/01/2030	5.000%	2,750,000	2,797,139
Revenue Bonds
Electric System General Purpose
Series 2015B
09/01/2032	5.000%	765,000	767,754
General
Series 2017
09/01/2035	5.000%	1,200,000	1,214,142
Green Bonds
Series 2023E
09/01/2040	5.000%	160,000	163,704
Total			5,960,681
Nursing Home 0.9%
Monroe County Industrial Development Corp.
Refunding Revenue Bonds
St. Ann’s Community Project
Series 2019
01/01/2030	4.000%	1,230,000	1,086,662
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Bond Issue 1.9%
Build NYC Resource Corp.
Revenue Bonds
Children’s Aid Society Project (The)
Series 2019
07/01/2036	4.000%	100,000	90,647
Series 2015
07/01/2029	5.000%	545,000	545,652
07/01/2031	5.000%	715,000	713,959
New York Transportation Development Corp.(a)
Revenue Bonds
New York State Thruway Service Areas Project
Series 2021
10/31/2034	4.000%	500,000	462,669
10/31/2041	4.000%	570,000	474,984
Total			2,287,911
Pool / Bond Bank 0.4%
New York State Dormitory Authority
Refunding Revenue Bonds
New School
Series 2015
07/01/2029	5.000%	420,000	422,502
Ports 5.3%
Port Authority of New York & New Jersey
Refunding Revenue Bonds
Consolidated 211th
Series 2018
09/01/2038	4.000%	1,400,000	1,268,363
Series 2018-209
07/15/2034	5.000%	2,500,000	2,599,263
Series 2018-211
09/01/2036	5.000%	1,000,000	1,030,793
Port Authority of New York & New Jersey(a)
Refunding Revenue Bonds
Series 2023-238
07/15/2038	5.000%	500,000	499,552
Revenue Bonds
Consolidated Bonds
Series 221
07/15/2037	4.000%	1,000,000	890,729
Total			6,288,700
Prep School 0.9%
Build NYC Resource Corp.
Refunding Revenue Bonds
Series 2015
06/01/2026	5.000%	225,000	227,286
06/01/2028	5.000%	250,000	252,988

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rensselaer County Industrial Development Agency
Refunding Revenue Bonds
Emma Willard School Project
Series 2015A
01/01/2035	5.000%	590,000	595,932
Total			1,076,206
Recreation 0.2%
New York City Trust for Cultural Resources
Refunding Revenue Bonds
Carnegie Hall
Series 2019
12/01/2037	5.000%	275,000	285,238
Refunded / Escrowed 6.5%
Build NYC Resource Corp.
Prerefunded 08/01/25 Revenue Bonds
YMCA of Greater New York Project
Series 2015
08/01/2029	5.000%	430,000	438,838
Metropolitan Transportation Authority
Prerefunded 11/15/24 Revenue Bonds
Series 2014C
11/15/2029	5.000%	3,000,000	3,036,656
New York State Dormitory Authority
Prerefunded 07/01/25 Revenue Bonds
Barnard College
Series 2015A
07/01/2030	5.000%	700,000	713,707
New York State Dormitory Authority(d)
Revenue Bonds
Capital Appreciation - Memorial Sloan-Kettering Cancer Center
Series 2003-1 Escrowed to Maturity (NPFGC)
07/01/2025	0.000%	3,750,000	3,512,476
Total			7,701,677
Retirement Communities 3.3%
Brookhaven Local Development Corp.
Refunding Revenue Bonds
Jefferson’s Ferry Project
Series 2016
11/01/2036	5.250%	750,000	727,335
Buffalo & Erie County Industrial Land Development Corp.
Refunding Revenue Bonds
Orchard Park
Series 2015
11/15/2029	5.000%	550,000	550,410
11/15/2030	5.000%	650,000	650,360
Suffolk County Economic Development Corp.
Refunding Revenue Bonds
Peconic Landing at Southhold, Inc.
Series 2020
12/01/2034	5.000%	1,000,000	943,026
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tompkins County Development Corp.
Refunding Revenue Bonds
Kendal at Ithaca, Inc. Project
Series 2014
07/01/2029	5.000%	1,000,000	984,934
Total			3,856,065
Sales Tax 1.5%
New York State Dormitory Authority
Refunding Revenue Bonds
Series 2023A-1
03/15/2040	5.000%	1,000,000	1,023,066
Triborough Bridge & Tunnel Authority
Revenue Bonds
TBTA Capital Lockbox - City Sales Tax
Series 2023A
05/15/2039	5.000%	750,000	780,134
Total			1,803,200
Single Family 0.1%
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2018-211
10/01/2038	3.625%	110,000	96,119
Special Non Property Tax 14.8%
New York City Transitional Finance Authority
Refunding Revenue Bonds
Building Aid
Series 2018S-2A
07/15/2036	5.000%	2,000,000	2,055,694
Revenue Bonds
Building Aid
Series 2018S-3
07/15/2034	5.000%	1,000,000	1,038,404
Future Tax Bonds
Subordinated Series 2020C
05/01/2037	4.000%	500,000	465,274
Future Tax Secured
Subordinated Series 2016E-1
02/01/2032	5.000%	3,000,000	3,055,496
Subordinated Series 2019
11/01/2034	5.000%	3,500,000	3,654,357
Multi-Modal
Subordinated Series 2023A
05/01/2039	5.000%	500,000	518,464
New York Convention Center Development Corp.
Refunding Revenue Bonds
Hotel Unit Fee Secured
Series 2015
11/15/2027	5.000%	2,000,000	2,003,740

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority
Refunding Revenue Bonds
Education
Series 2005B (AMBAC)
03/15/2026	5.500%	1,000,000	1,037,807
Series 2019A-2
03/15/2035	5.000%	2,000,000	2,085,036
Series 2023A
03/15/2039	5.000%	500,000	520,307
Triborough Bridge & Tunnel Authority
Refunding Revenue Bonds
Green Bonds
Series 2023C
11/15/2040	5.250%	1,000,000	1,049,869
Total			17,484,448
Special Property Tax 0.9%
Hudson Yards Infrastructure Corp.
Refunding Revenue Bonds
Series 2017A
02/15/2033	5.000%	1,000,000	1,024,778
Tobacco 3.4%
Chautauqua Tobacco Asset Securitization Corp.
Refunding Revenue Bonds
Series 2014
06/01/2029	5.000%	1,135,000	1,093,749
Suffolk Tobacco Asset Securitization Corp.
Refunding Revenue Bonds
Tobacco Settlement Asset-Backed Bonds
Series 2021
06/01/2038	4.000%	1,000,000	902,312
TSASC, Inc.
Refunding Revenue Bonds
Series 2017A
06/01/2031	5.000%	2,000,000	2,037,291
Total			4,033,352
Transportation 6.4%
Metropolitan Transportation Authority
Refunding Revenue Bonds
Climate Bond Certified - Green
Series 2018
11/15/2026	5.000%	2,590,000	2,641,044
Revenue Bonds
Series 2005B (AMBAC)
11/15/2024	5.250%	750,000	757,375
Series 2016C-1
11/15/2036	5.000%	3,000,000	2,978,309
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Transportation Authority(d)
Refunding Revenue Bonds
Green Bonds
Series 2017C-2
11/15/2029	0.000%	1,500,000	1,132,170
Total			7,508,898
Turnpike / Bridge / Toll Road 8.9%
New York State Thruway Authority
Refunding Revenue Bonds
Series 2014K
01/01/2029	5.000%	1,850,000	1,858,352
01/01/2032	5.000%	1,000,000	997,180
Revenue Bonds
Junior Lien
Series 2016A
01/01/2033	5.000%	1,000,000	1,001,568
Series 2019B
01/01/2036	5.000%	2,000,000	2,095,066
Triborough Bridge & Tunnel Authority
Refunding Revenue Bonds
MTA Bridges and Tunnels
Series 2023
11/15/2037	5.000%	500,000	522,603
Series 2018-B
11/15/2031	5.000%	2,000,000	2,165,139
Revenue Bonds
Series 2020D
11/15/2037	4.000%	2,050,000	1,877,792
Total			10,517,700
Water & Sewer 0.6%
Buffalo Municipal Water Finance Authority
Refunding Revenue Bonds
Series 2015A
07/01/2028	5.000%	700,000	708,064
Total Municipal Bonds (Cost $124,252,574)			116,805,169

Money Market Funds 0.7%
	Shares	Value ($)
BlackRock Liquidity Funds MuniCash, Institutional Shares, 3.823%(e)	753,894	753,894
Total Money Market Funds (Cost $753,894)		753,894
Total Investments in Securities (Cost: $125,006,468)		117,559,063
Other Assets & Liabilities, Net		627,880
Net Assets		118,186,943

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
October 31, 2023
Notes to Portfolio of Investments
(a)	Income from this security may be subject to alternative minimum tax.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At October 31, 2023, the total value of these securities amounted to $2,150,617, which represents 1.82% of total net assets.
(c)	Represents a security purchased on a when-issued basis.
(d)	Zero coupon bond.
(e)	The rate shown is the seven-day current annualized yield at October 31, 2023.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Municipal Bonds	—	116,805,169	—	116,805,169
Money Market Funds	753,894	—	—	753,894
Total Investments in Securities	753,894	116,805,169	—	117,559,063
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	15

Statement of Assets and Liabilities
October 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $125,006,468)	$117,559,063
Receivable for:
Capital shares sold	302,060
Dividends	2,514
Interest	1,731,023
Trustees’ fees	87,975
Expense reimbursement due from Investment Manager	522
Prepaid expenses	3,781
Total assets	119,686,938
Liabilities
Due to custodian	6,728
Payable for:
Investments purchased on a delayed delivery basis	527,860
Capital shares redeemed	555,090
Distributions to shareholders	278,976
Management services fees	1,528
Distribution and/or service fees	129
Transfer agent fees	6,523
Trustees’ fees	103,392
Other expenses	19,769
Total liabilities	1,499,995
Net assets applicable to outstanding capital stock	$118,186,943
Represented by
Paid in capital	128,280,840
Total distributable earnings (loss)	(10,093,897)
Total - representing net assets applicable to outstanding capital stock	$118,186,943
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
October 31, 2023
Class A
Net assets	$10,985,276
Shares outstanding	1,035,498
Net asset value per share	$10.61
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.94
Advisor Class
Net assets	$5,257,628
Shares outstanding	496,297
Net asset value per share	$10.59
Class C
Net assets	$2,045,696
Shares outstanding	192,808
Net asset value per share	$10.61
Institutional Class
Net assets	$36,748,296
Shares outstanding	3,463,899
Net asset value per share	$10.61
Institutional 2 Class
Net assets	$11,236,453
Shares outstanding	1,057,416
Net asset value per share	$10.63
Institutional 3 Class
Net assets	$48,350,688
Shares outstanding	4,541,869
Net asset value per share	$10.65
Class V
Net assets	$3,562,906
Shares outstanding	335,886
Net asset value per share	$10.61
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$11.14
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	17

Statement of Operations
Year Ended October 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$39,094
Interest	4,113,505
Total income	4,152,599
Expenses:
Management services fees	633,414
Distribution and/or service fees
Class A	28,885
Class C	17,805
Class V	5,800
Transfer agent fees
Class A	13,027
Advisor Class	5,805
Class C	2,877
Institutional Class	43,474
Institutional 2 Class	6,155
Institutional 3 Class	3,747
Class V	4,365
Trustees’ fees	17,736
Custodian fees	1,332
Printing and postage fees	11,809
Registration fees	17,568
Accounting services fees	30,090
Legal fees	14,982
Interest on interfund lending	139
Compensation of chief compliance officer	28
Other	13,146
Total expenses	872,184
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(223,954)
Expense reduction	(100)
Total net expenses	648,130
Net investment income	3,504,469
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(500,113)
Net realized loss	(500,113)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	770,000
Net change in unrealized appreciation (depreciation)	770,000
Net realized and unrealized gain	269,887
Net increase in net assets resulting from operations	$3,774,356
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations
Net investment income	$3,504,469	$4,281,223
Net realized loss	(500,113)	(2,203,889)
Net change in unrealized appreciation (depreciation)	770,000	(20,727,027)
Net increase (decrease) in net assets resulting from operations	3,774,356	(18,649,693)
Distributions to shareholders
Net investment income and net realized gains
Class A	(269,806)	(379,513)
Advisor Class	(133,323)	(132,815)
Class C	(47,898)	(67,324)
Institutional Class	(997,427)	(3,394,557)
Institutional 2 Class	(287,158)	(136,586)
Institutional 3 Class	(1,672,161)	(461,826)
Class V	(94,181)	(113,129)
Total distributions to shareholders	(3,501,954)	(4,685,750)
Decrease in net assets from capital stock activity	(25,622,190)	(47,586,448)
Total decrease in net assets	(25,349,788)	(70,921,891)
Net assets at beginning of year	143,536,731	214,458,622
Net assets at end of year	$118,186,943	$143,536,731
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2023		October 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	316,307	3,473,599	192,222	2,170,444
Distributions reinvested	18,819	206,442	23,056	263,610
Shares redeemed	(382,557)	(4,200,033)	(812,118)	(9,083,199)
Net decrease	(47,431)	(519,992)	(596,840)	(6,649,145)
Advisor Class
Shares sold	299,651	3,287,520	107,342	1,209,167
Distributions reinvested	12,147	133,085	11,629	132,564
Shares redeemed	(206,718)	(2,262,636)	(233,628)	(2,630,270)
Net increase (decrease)	105,080	1,157,969	(114,657)	(1,288,539)
Class C
Shares sold	29,329	323,373	15,262	179,232
Distributions reinvested	3,678	40,389	4,698	53,654
Shares redeemed	(110,912)	(1,217,434)	(85,031)	(961,273)
Net decrease	(77,905)	(853,672)	(65,071)	(728,387)
Institutional Class
Shares sold	1,273,274	13,976,368	1,039,747	11,929,987
Distributions reinvested	67,618	741,789	64,380	732,539
Shares redeemed	(1,154,420)	(12,657,925)	(12,161,557)	(135,878,571)
Net increase (decrease)	186,472	2,060,232	(11,057,430)	(123,216,045)
Institutional 2 Class
Shares sold	598,567	6,533,725	561,231	6,231,796
Distributions reinvested	26,104	286,781	12,074	136,341
Shares redeemed	(213,676)	(2,333,308)	(280,588)	(3,120,237)
Net increase	410,995	4,487,198	292,717	3,247,900
Institutional 3 Class
Shares sold	93,089	1,029,348	7,999,143	89,197,711
Distributions reinvested	2,359	25,972	2,678	30,438
Shares redeemed	(2,956,473)	(32,466,909)	(702,694)	(7,794,736)
Net increase (decrease)	(2,861,025)	(31,411,589)	7,299,127	81,433,413
Class V
Shares sold	2,992	32,822	2,544	28,701
Distributions reinvested	5,846	64,136	6,584	74,998
Shares redeemed	(58,766)	(639,294)	(43,643)	(489,344)
Net decrease	(49,928)	(542,336)	(34,515)	(385,645)
Total net decrease	(2,333,742)	(25,622,190)	(4,276,669)	(47,586,448)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

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Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2023	$10.65	0.26	(0.04)(c)	0.22	(0.26)	—	(0.26)
Year Ended 10/31/2022	$12.09	0.24	(1.41)	(1.17)	(0.25)	(0.02)	(0.27)
Year Ended 10/31/2021	$11.99	0.23	0.11	0.34	(0.24)	(0.00)(f)	(0.24)
Year Ended 10/31/2020	$12.07	0.25	(0.07)	0.18	(0.26)	(0.00)(f)	(0.26)
Year Ended 10/31/2019	$11.46	0.29	0.61	0.90	(0.29)	—	(0.29)
Advisor Class
Year Ended 10/31/2023	$10.63	0.28	(0.04)(c)	0.24	(0.28)	—	(0.28)
Year Ended 10/31/2022	$12.08	0.27	(1.43)	(1.16)	(0.27)	(0.02)	(0.29)
Year Ended 10/31/2021	$11.98	0.26	0.11	0.37	(0.27)	(0.00)(f)	(0.27)
Year Ended 10/31/2020	$12.06	0.28	(0.07)	0.21	(0.29)	(0.00)(f)	(0.29)
Year Ended 10/31/2019	$11.45	0.32	0.61	0.93	(0.32)	—	(0.32)
Class C
Year Ended 10/31/2023	$10.65	0.21	(0.04)(c)	0.17	(0.21)	—	(0.21)
Year Ended 10/31/2022	$12.10	0.19	(1.43)	(1.24)	(0.19)	(0.02)	(0.21)
Year Ended 10/31/2021	$12.00	0.18	0.10	0.28	(0.18)	(0.00)(f)	(0.18)
Year Ended 10/31/2020	$12.07	0.20	(0.07)	0.13	(0.20)	(0.00)(f)	(0.20)
Year Ended 10/31/2019	$11.46	0.24	0.61	0.85	(0.24)	—	(0.24)
Institutional Class
Year Ended 10/31/2023	$10.65	0.28	(0.04)(c)	0.24	(0.28)	—	(0.28)
Year Ended 10/31/2022	$12.09	0.27	(1.42)	(1.15)	(0.27)	(0.02)	(0.29)
Year Ended 10/31/2021	$11.99	0.26	0.11	0.37	(0.27)	(0.00)(f)	(0.27)
Year Ended 10/31/2020	$12.07	0.28	(0.07)	0.21	(0.29)	(0.00)(f)	(0.29)
Year Ended 10/31/2019	$11.46	0.32	0.61	0.93	(0.32)	—	(0.32)
Institutional 2 Class
Year Ended 10/31/2023	$10.66	0.29	(0.03)(c)	0.26	(0.29)	—	(0.29)
Year Ended 10/31/2022	$12.11	0.28	(1.43)	(1.15)	(0.28)	(0.02)	(0.30)
Year Ended 10/31/2021	$12.01	0.27	0.11	0.38	(0.28)	(0.00)(f)	(0.28)
Year Ended 10/31/2020	$12.09	0.29	(0.08)	0.21	(0.29)	(0.00)(f)	(0.29)
Year Ended 10/31/2019	$11.48	0.33	0.61	0.94	(0.33)	—	(0.33)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2023	$10.61	1.98%	0.91%(d)	0.75%(d),(e)	2.34%	12%	$10,985
Year Ended 10/31/2022	$10.65	(9.83%)	0.88%(d)	0.73%(d),(e)	2.08%	1%	$11,528
Year Ended 10/31/2021	$12.09	2.84%	0.90%	0.75%(e)	1.89%	3%	$20,315
Year Ended 10/31/2020	$11.99	1.47%	0.89%	0.75%(e)	2.10%	7%	$22,051
Year Ended 10/31/2019	$12.07	7.96%	0.90%	0.75%(e)	2.46%	19%	$19,270
Advisor Class
Year Ended 10/31/2023	$10.59	2.24%	0.66%(d)	0.50%(d),(e)	2.59%	12%	$5,258
Year Ended 10/31/2022	$10.63	(9.70%)	0.63%(d)	0.48%(d),(e)	2.34%	1%	$4,159
Year Ended 10/31/2021	$12.08	3.09%	0.65%	0.50%(e)	2.14%	3%	$6,109
Year Ended 10/31/2020	$11.98	1.72%	0.65%	0.50%(e)	2.34%	7%	$4,155
Year Ended 10/31/2019	$12.06	8.23%	0.65%	0.50%(e)	2.71%	19%	$1,234
Class C
Year Ended 10/31/2023	$10.61	1.52%	1.36%(d)	1.20%(d),(e)	1.88%	12%	$2,046
Year Ended 10/31/2022	$10.65	(10.31%)	1.44%(d)	1.17%(d),(e)	1.65%	1%	$2,882
Year Ended 10/31/2021	$12.10	2.37%	1.65%	1.20%(e)	1.45%	3%	$4,062
Year Ended 10/31/2020	$12.00	1.09%	1.64%	1.20%(e),(g)	1.66%	7%	$6,319
Year Ended 10/31/2019	$12.07	7.47%	1.65%	1.20%(e),(g)	2.05%	19%	$9,996
Institutional Class
Year Ended 10/31/2023	$10.61	2.24%	0.66%(d)	0.50%(d),(e)	2.59%	12%	$36,748
Year Ended 10/31/2022	$10.65	(9.61%)	0.64%(d)	0.48%(d),(e)	2.30%	1%	$34,890
Year Ended 10/31/2021	$12.09	3.09%	0.65%	0.50%(e)	2.14%	3%	$173,347
Year Ended 10/31/2020	$11.99	1.72%	0.64%	0.50%(e)	2.36%	7%	$188,611
Year Ended 10/31/2019	$12.07	8.23%	0.65%	0.50%(e)	2.72%	19%	$191,680
Institutional 2 Class
Year Ended 10/31/2023	$10.63	2.39%	0.61%(d)	0.44%(d)	2.65%	12%	$11,236
Year Ended 10/31/2022	$10.66	(9.63%)	0.59%(d)	0.43%(d)	2.46%	1%	$6,893
Year Ended 10/31/2021	$12.11	3.16%	0.58%	0.43%	2.21%	3%	$4,284
Year Ended 10/31/2020	$12.01	1.79%	0.57%	0.43%	2.43%	7%	$3,489
Year Ended 10/31/2019	$12.09	8.29%	0.58%	0.43%	2.77%	19%	$3,916
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 10/31/2023	$10.68	0.30	(0.03)(c)	0.27	(0.30)	—	(0.30)
Year Ended 10/31/2022	$12.14	0.30	(1.45)	(1.15)	(0.29)	(0.02)	(0.31)
Year Ended 10/31/2021	$12.03	0.28	0.12	0.40	(0.29)	(0.00)(f)	(0.29)
Year Ended 10/31/2020	$12.12	0.29	(0.08)	0.21	(0.30)	(0.00)(f)	(0.30)
Year Ended 10/31/2019	$11.50	0.33	0.63	0.96	(0.34)	—	(0.34)
Class V
Year Ended 10/31/2023	$10.64	0.27	(0.03)(c)	0.24	(0.27)	—	(0.27)
Year Ended 10/31/2022	$12.09	0.25	(1.42)	(1.17)	(0.26)	(0.02)	(0.28)
Year Ended 10/31/2021	$11.99	0.24	0.11	0.35	(0.25)	(0.00)(f)	(0.25)
Year Ended 10/31/2020	$12.07	0.26	(0.07)	0.19	(0.27)	(0.00)(f)	(0.27)
Year Ended 10/31/2019	$11.46	0.31	0.61	0.92	(0.31)	—	(0.31)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
(g)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	10/31/2020	10/31/2019
Class C	0.26%	0.30%
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 10/31/2023	$10.65	2.44%	0.55%(d)	0.39%(d)	2.69%	12%	$48,351
Year Ended 10/31/2022	$10.68	(9.64%)	0.55%(d)	0.38%(d)	2.73%	1%	$79,079
Year Ended 10/31/2021	$12.14	3.29%	0.53%	0.38%	2.26%	3%	$1,259
Year Ended 10/31/2020	$12.03	1.75%	0.53%	0.39%	2.45%	7%	$1,065
Year Ended 10/31/2019	$12.12	8.41%	0.54%	0.39%	2.80%	19%	$678
Class V
Year Ended 10/31/2023	$10.61	2.18%	0.81%(d)	0.65%(d),(e)	2.44%	12%	$3,563
Year Ended 10/31/2022	$10.64	(9.82%)	0.78%(d)	0.62%(d),(e)	2.21%	1%	$4,107
Year Ended 10/31/2021	$12.09	2.94%	0.80%	0.65%(e)	1.99%	3%	$5,083
Year Ended 10/31/2020	$11.99	1.57%	0.79%	0.65%(e)	2.21%	7%	$5,454
Year Ended 10/31/2019	$12.07	8.07%	0.80%	0.65%(e)	2.59%	19%	$5,696
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	25

Notes to Financial Statements
October 31, 2023
Note 1. Organization
Columbia New York Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
In September 2023, the Fund’s Board of Trustees approved the liquidation of Class V shares of the Fund on December 8, 2023. Effective at the open of business on October 25, 2023, any applicable contingent deferred sales charges were waived on redemptions and exchanges out of Class V shares, and effective at the open of business on November 27, 2023, Class V shares of the Fund were closed to all investors. For federal tax purposes, this liquidation was treated as a redemption of fund shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
26	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
October 31, 2023
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2023 was 0.47% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
28	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class V	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $100.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25%  of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.45% of the average daily net assets attributable to Class C shares of the Fund.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
October 31, 2023
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended October 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	4,574
Class C	—	1.00(b)	—
Class V	4.75	0.50 - 1.00(c)	412

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	March 1, 2023 through February 29, 2024	Prior to March 1, 2023
Class A	0.75%	0.75%
Advisor Class	0.50	0.50
Class C	1.20	1.20
Institutional Class	0.50	0.50
Institutional 2 Class	0.45	0.43
Institutional 3 Class	0.40	0.38
Class V	0.65	0.65
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific
30	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2023, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation, distributions and re-characterization of distributions for investments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(4)	4	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2023				Year Ended October 31, 2022
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
1,446	3,500,508	—	3,501,954	1,412	4,275,882	408,456	4,685,750
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	438,880	—	(2,703,574)	(7,447,405)
At October 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
125,006,468	64,873	(7,512,278)	(7,447,405)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended October 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(178,333)	(2,525,241)	(2,703,574)	—
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
October 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $15,425,822 and $36,237,512, respectively, for the year ended October 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended October 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	333,333	5.02	3
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at October 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended October 31, 2023.
32	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support,
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
October 31, 2023
such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At October 31, 2023, one unaffiliated shareholder of record owned 47.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
34	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia New York Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia New York Intermediate Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agents and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Exempt- interest dividends
99.96%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	170	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
38	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	168	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168	None
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	168	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
40	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021; Co-President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	170	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
42	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia New York Intermediate Municipal Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	43

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
44	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023	45

Approval of Management Agreement  (continued)
(Unaudited)
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
46	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2023

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Columbia New York Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN204_10_N01_(12/23)

Annual  Report
October 31, 2023
Columbia Connecticut Intermediate Municipal Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Connecticut Intermediate Municipal Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Connecticut Intermediate Municipal Bond Fund  |    Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut individual income tax, as is consistent with relative stability of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2016
Douglas Rangel, CFA
Portfolio Manager
Managed Fund since June 2022
Average annual total returns (%) (for the period ended October 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/18/02	1.35	0.62	1.12
	Including sales charges		-1.67	0.02	0.80
Advisor Class		03/19/13	1.60	0.87	1.37
Class C	Excluding sales charges	11/18/02	0.90	0.17	0.66
	Including sales charges		-0.09	0.17	0.66
Institutional Class		08/01/94	1.60	0.87	1.37
Institutional 3 Class*		03/01/17	1.70	0.97	1.44
Class V	Excluding sales charges	06/26/00	1.45	0.72	1.22
	Including sales charges		-3.36	-0.26	0.73
Bloomberg 3-15 Year Blend Municipal Bond Index			2.49	1.27	1.97
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class V shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 31, 2013 — October 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at October 31, 2023)
Money Market Funds	100.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended October 31, 2023,  Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund returned 1.35% excluding sales charges. Institutional Class shares of the Fund returned 1.60%. The Fund’s benchmark, the Bloomberg 3-15 Year Blend Municipal Bond Index, returned 2.49% for the same time period.
Market overview
Municipal bonds delivered positive performance in the early part of the 12-month period, closing out a tumultuous 2022 and starting 2023 with a strong rally that was driven by high hopes for an end to the aggressive interest-rate hiking campaign by the U.S. Federal Reserve (Fed). Unfortunately, sentiment quickly unwound in February, as the market reconsidered the persistence of inflation and a still-too-strong labor market. A more hawkish Fed led to a sell-off in rates, sending the 10-Year Treasury yield nearly 15 basis points (bps) higher from where it started 2023. (A basis point is 1/100 of one percent.) In March, an unforeseen banking crisis unfolded, partially driven by higher interest rates. The weakness in the banking sector indicated the potential for additional downside risk to economic growth. In its late-March 2023 meeting, the Fed pushed through another 25 bps hike, but moderated its stance, signaling that we were closer to a pause, despite the data.
Treasury and municipal interest rates rose during the second quarter of 2023, as the regional banking crisis settled down, and the focus on the Fed’s tightening policy reignited. For the first time since it started hiking in March 2022, the Fed did not raise rates at its June meeting. Fed Chairman Powell took a hawkish stance and communicated the need to continue tightening and the possibility of rates remaining higher for longer. The Treasury and municipal markets experienced significant sell-offs in the third quarter of 2023, with the 10-year Treasury yield rising and municipal yields following a similar but more pronounced path. Treasury and municipal yields reached multi-year highs. Inflation remained stubbornly elevated, despite the Fed’s aggressive rate-hiking cycle. The Fed hiked rates 25 bps in July 2023 and indicated there may be one additional hike by year end. Municipal market yields increased in the final month of the period, the fourth consecutive month of rising rates. Nearly every segment of the market — credit quality, maturity, sector and state — delivered negative performance.
Investor aversion to interest-rate sensitive fixed income saw outflows from most fixed-income segments in favor of attractive rates on cash and cash-like instruments. Flows into money market funds and CDs, and out of most actively managed fixed-income mutual funds, particularly those on the long end of the curve, were a sustained theme over the 12-month period. That said, in our view the much higher yields municipal bonds offer now versus one year ago, or even just a few months ago, make municipals a much more attractive investment option, particularly as we believe we are at or near the end of the Fed’s interest rate hiking cycle. Fundamentals across most sectors remained healthy, and defaults were low by historical standards. A small number of sectors, such as hospitals and continuing care retirement communities (CCRCs) saw some weakening in their fundamentals. In addition, while U.S. states are sensitive to a possible economic slowdown or a capital market sell-off, many appeared relatively well positioned due to ongoing strengths in the economy and labor market along with high cash cushions, budget reserves, support from federal aid and relatively strong tax collections. Also, many states have managed recent budget surpluses conservatively in anticipation of a potential economic slowdown. However, a number of states, such as California and New York, have forecasted budget deficits in the coming years, and the municipal market may face additional pressures if the economy slows, and unemployment rises.
For the State of Connecticut, fiscal year 2023 ended favorably, rounding out the year with revenues surpassing budget by 7%. While expectations into fiscal year 2024 have been more muted, we do expect ongoing fiscal/budget stability to be maintained. Surplus revenue from fiscal year 2023 was funneled directly into additional supplemental pension payments and increasing budget reserves to 18% from 15% of annual revenues. Connecticut’s general fund reserve level of 18% ranks the State among the highest for reserve levels in the nation. Extra pension contributions, which pays down the State’s unfunded liabilities, totaled over $7 billion (equal to 2.5 times extra annual contributions, or 31% of annual tax revenues for the State). Connecticut made the highest amount of supplementary pension contributions, compared to other states in the nation. While fiscal year 2024 includes a modest income tax rate reduction, the State’s budget was balanced, and with past extra pension contributions and healthy reserves, Connecticut is well positioned in the event of an economic slowdown.
The Fund experienced an increased level of portfolio turnover during the period, due primarily to activity related to the liquidation of the Fund.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable detractors during the period
•	The largest detractors from the Fund’s performance relative to its benchmark during the period included older vintage, low coupon housing securities that fared poorly in the rising interest rate environment.
•	The Fund’s exposure to longer maturity Connecticut State general obligation bonds also hampered Fund performance relative to the benchmark.
The Fund’s notable contributors during the period
•	Positive contributions to Fund performance during the period were primarily derived from yield curve positioning, duration and security selection.
•	The portfolio held shorter than benchmark positioning with regard to yield curve and duration over the period, which was beneficial during a period of rising rates.
•	Issue selection within education, local general obligation (GO) bonds and CCRCs were also additive to Fund performance during the period.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2023 — October 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	962.80	1,021.35	4.05	4.17	0.81
Advisor Class	1,000.00	1,000.00	965.00	1,022.63	2.80	2.89	0.56
Class C	1,000.00	1,000.00	960.60	1,019.06	6.29	6.48	1.26
Institutional Class	1,000.00	1,000.00	965.00	1,022.63	2.80	2.89	0.56
Institutional 3 Class	1,000.00	1,000.00	965.60	1,023.08	2.35	2.42	0.47
Class V	1,000.00	1,000.00	964.20	1,021.86	3.55	3.66	0.71
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	7

Portfolio of Investments
October 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Money Market Funds 100.1%
	Shares	Value ($)
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 3.765%(a)	34,208,592	34,213,195
Total Money Market Funds (Cost $34,213,195)		34,213,195
Total Investments in Securities (Cost: $34,213,195)		34,213,195
Other Assets & Liabilities, Net		(44,094)
Net Assets		34,169,101
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at October 31, 2023.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
October 31, 2023
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Money Market Funds	34,213,195	—	—	34,213,195
Total Investments in Securities	34,213,195	—	—	34,213,195
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	9

Statement of Assets and Liabilities
October 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $34,213,195)	$34,213,195
Receivable for:
Capital shares sold	96,649
Dividends	47,542
Trustees’ fees	80,263
Expense reimbursement due from Investment Manager	302
Prepaid expenses	258
Total assets	34,438,209
Liabilities
Payable for:
Capital shares redeemed	17,609
Distributions to shareholders	93,169
Management services fees	440
Distribution and/or service fees	65
Transfer agent fees	1,914
Trustees’ fees	94,339
Accounting services fees	15,045
Other expenses	3,815
Deferred increase to paid-in capital	42,712
Total liabilities	269,108
Net assets applicable to outstanding capital stock	$34,169,101
Represented by
Paid in capital	38,064,967
Total distributable earnings (loss)	(3,895,866)
Total - representing net assets applicable to outstanding capital stock	$34,169,101
Class A
Net assets	$4,997,418
Shares outstanding	533,777
Net asset value per share	$9.36
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.65
Advisor Class
Net assets	$3,124,341
Shares outstanding	334,189
Net asset value per share	$9.35
Class C
Net assets	$757,277
Shares outstanding	80,898
Net asset value per share	$9.36
Institutional Class
Net assets	$9,399,105
Shares outstanding	1,004,440
Net asset value per share	$9.36
Institutional 3 Class
Net assets	$12,106,684
Shares outstanding	1,291,026
Net asset value per share	$9.38
Class V
Net assets	$3,784,276
Shares outstanding	404,786
Net asset value per share	$9.35
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$9.82
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

Statement of Operations
Year Ended October 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$84,257
Interest	1,673,028
Total income	1,757,285
Expenses:
Management services fees	271,091
Distribution and/or service fees
Class A	16,284
Class C	6,455
Class V	9,877
Transfer agent fees
Class A	6,402
Advisor Class	4,153
Class C	907
Institutional Class	14,270
Institutional 3 Class	1,514
Class V	6,462
Trustees’ fees	16,316
Custodian fees	1,098
Printing and postage fees	10,326
Registration fees	12,912
Accounting services fees	30,090
Legal fees	13,902
Compensation of chief compliance officer	14
Other	13,730
Total expenses	435,803
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(108,663)
Total net expenses	327,140
Net investment income	1,430,145
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,327,303)
Net realized loss	(3,327,303)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,940,736
Net change in unrealized appreciation (depreciation)	3,940,736
Net realized and unrealized gain	613,433
Net increase in net assets resulting from operations	$2,043,578
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	11

Statement of Changes in Net Assets
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations
Net investment income	$1,430,145	$1,779,782
Net realized loss	(3,327,303)	(504,494)
Net change in unrealized appreciation (depreciation)	3,940,736	(9,188,647)
Net increase (decrease) in net assets resulting from operations	2,043,578	(7,913,359)
Distributions to shareholders
Net investment income and net realized gains
Class A	(148,475)	(156,355)
Advisor Class	(106,376)	(65,400)
Class C	(16,897)	(19,579)
Institutional Class	(366,374)	(1,220,218)
Institutional 3 Class	(644,231)	(183,966)
Class V	(155,782)	(166,196)
Total distributions to shareholders	(1,438,135)	(1,811,714)
Decrease in net assets from capital stock activity	(36,574,276)	(14,152,013)
Total decrease in net assets	(35,968,833)	(23,877,086)
Net assets at beginning of year	70,137,934	94,015,020
Net assets at end of year	$34,169,101	$70,137,934
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2023		October 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	96,012	933,728	260,888	2,611,638
Distributions reinvested	13,387	130,180	11,980	119,580
Shares redeemed	(366,135)	(3,582,626)	(196,863)	(1,972,357)
Net increase (decrease)	(256,736)	(2,518,718)	76,005	758,861
Advisor Class
Shares sold	229,742	2,238,892	422,045	4,124,720
Distributions reinvested	10,914	106,148	6,615	65,187
Shares redeemed	(314,876)	(3,084,656)	(157,507)	(1,540,314)
Net increase (decrease)	(74,220)	(739,616)	271,153	2,649,593
Class C
Shares sold	26,237	253,937	10,774	111,318
Distributions reinvested	1,736	16,880	1,818	18,360
Shares redeemed	(28,027)	(274,297)	(88,458)	(883,185)
Net decrease	(54)	(3,480)	(75,866)	(753,507)
Institutional Class
Shares sold	356,709	3,492,378	791,809	7,880,589
Distributions reinvested	30,785	299,494	22,122	221,971
Shares redeemed	(892,661)	(8,624,766)	(6,298,278)	(62,566,439)
Net decrease	(505,167)	(4,832,894)	(5,484,347)	(54,463,879)
Institutional 3 Class
Shares sold	88,269	867,367	4,338,195	42,803,945
Distributions reinvested	8	79	—	—
Shares redeemed	(2,694,178)	(26,248,853)	(442,216)	(4,354,749)
Net increase (decrease)	(2,605,901)	(25,381,407)	3,895,979	38,449,196
Class V
Shares sold	1,728	16,794	1,587	15,905
Distributions reinvested	8,696	84,527	9,350	93,779
Shares redeemed	(335,249)	(3,199,482)	(89,535)	(901,961)
Net decrease	(324,825)	(3,098,161)	(78,598)	(792,277)
Total net decrease	(3,766,903)	(36,574,276)	(1,395,674)	(14,152,013)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2023	$9.45	0.22	(0.09)(c)	0.13	(0.22)	—	(0.22)
Year Ended 10/31/2022	$10.67	0.20	(1.21)	(1.01)	(0.21)	(0.00)(d)	(0.21)
Year Ended 10/31/2021	$10.74	0.21	(0.06)	0.15	(0.21)	(0.01)	(0.22)
Year Ended 10/31/2020	$10.68	0.24	0.06	0.30	(0.24)	—	(0.24)
Year Ended 10/31/2019	$10.16	0.27	0.53	0.80	(0.28)	—	(0.28)
Advisor Class
Year Ended 10/31/2023	$9.44	0.24	(0.08)(c)	0.16	(0.25)	—	(0.25)
Year Ended 10/31/2022	$10.66	0.23	(1.22)	(0.99)	(0.23)	(0.00)(d)	(0.23)
Year Ended 10/31/2021	$10.72	0.23	(0.04)	0.19	(0.24)	(0.01)	(0.25)
Year Ended 10/31/2020	$10.67	0.27	0.05	0.32	(0.27)	—	(0.27)
Year Ended 10/31/2019	$10.15	0.30	0.53	0.83	(0.31)	—	(0.31)
Class C
Year Ended 10/31/2023	$9.45	0.18	(0.09)(c)	0.09	(0.18)	—	(0.18)
Year Ended 10/31/2022	$10.67	0.15	(1.21)	(1.06)	(0.16)	(0.00)(d)	(0.16)
Year Ended 10/31/2021	$10.74	0.16	(0.06)	0.10	(0.16)	(0.01)	(0.17)
Year Ended 10/31/2020	$10.68	0.19	0.06	0.25	(0.19)	—	(0.19)
Year Ended 10/31/2019	$10.16	0.23	0.52	0.75	(0.23)	—	(0.23)
Institutional Class
Year Ended 10/31/2023	$9.45	0.24	(0.08)(c)	0.16	(0.25)	—	(0.25)
Year Ended 10/31/2022	$10.67	0.22	(1.21)	(0.99)	(0.23)	(0.00)(d)	(0.23)
Year Ended 10/31/2021	$10.73	0.24	(0.05)	0.19	(0.24)	(0.01)	(0.25)
Year Ended 10/31/2020	$10.68	0.27	0.05	0.32	(0.27)	—	(0.27)
Year Ended 10/31/2019	$10.16	0.30	0.53	0.83	(0.31)	—	(0.31)
Institutional 3 Class
Year Ended 10/31/2023	$9.47	0.25	(0.08)(c)	0.17	(0.26)	—	(0.26)
Year Ended 10/31/2022	$10.70	0.24	(1.23)	(0.99)	(0.24)	(0.00)(d)	(0.24)
Year Ended 10/31/2021	$10.76	0.25	(0.05)	0.20	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2020	$10.70	0.28	0.06	0.34	(0.28)	—	(0.28)
Year Ended 10/31/2019	$10.18	0.31	0.53	0.84	(0.32)	—	(0.32)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2023	$9.36	1.35%	0.99%	0.80%	2.26%	30%	$4,997
Year Ended 10/31/2022	$9.45	(9.60%)	0.93%(e)	0.78%(e),(f)	2.00%	2%	$7,473
Year Ended 10/31/2021	$10.67	1.39%	0.94%	0.81%(f)	1.94%	9%	$7,627
Year Ended 10/31/2020	$10.74	2.87%	0.93%	0.80%(f)	2.27%	17%	$7,864
Year Ended 10/31/2019	$10.68	7.95%	0.93%	0.80%(f)	2.59%	12%	$7,910
Advisor Class
Year Ended 10/31/2023	$9.35	1.60%	0.74%	0.55%	2.50%	30%	$3,124
Year Ended 10/31/2022	$9.44	(9.39%)	0.67%(e)	0.53%(e),(f)	2.31%	2%	$3,855
Year Ended 10/31/2021	$10.66	1.74%	0.69%	0.56%(f)	2.19%	9%	$1,463
Year Ended 10/31/2020	$10.72	3.03%	0.68%	0.55%(f)	2.52%	17%	$1,000
Year Ended 10/31/2019	$10.67	8.23%	0.68%	0.55%(f)	2.84%	12%	$801
Class C
Year Ended 10/31/2023	$9.36	0.90%	1.44%	1.25%	1.82%	30%	$757
Year Ended 10/31/2022	$9.45	(10.01%)	1.51%(e)	1.24%(e),(f)	1.50%	2%	$765
Year Ended 10/31/2021	$10.67	0.94%	1.69%	1.26%(f)	1.49%	9%	$1,674
Year Ended 10/31/2020	$10.74	2.41%	1.68%	1.25%(f),(g)	1.82%	17%	$1,647
Year Ended 10/31/2019	$10.68	7.47%	1.68%	1.25%(f),(g)	2.15%	12%	$2,038
Institutional Class
Year Ended 10/31/2023	$9.36	1.60%	0.74%	0.55%	2.51%	30%	$9,399
Year Ended 10/31/2022	$9.45	(9.38%)	0.68%(e)	0.54%(e),(f)	2.18%	2%	$14,263
Year Ended 10/31/2021	$10.67	1.74%	0.69%	0.56%(f)	2.19%	9%	$74,626
Year Ended 10/31/2020	$10.73	3.03%	0.68%	0.55%(f)	2.52%	17%	$77,664
Year Ended 10/31/2019	$10.68	8.22%	0.68%	0.55%(f)	2.83%	12%	$81,364
Institutional 3 Class
Year Ended 10/31/2023	$9.38	1.70%	0.64%	0.46%	2.58%	30%	$12,107
Year Ended 10/31/2022	$9.47	(9.36%)	0.61%(e)	0.45%(e),(f)	2.56%	2%	$36,895
Year Ended 10/31/2021	$10.70	1.84%	0.59%	0.46%	2.30%	9%	$10
Year Ended 10/31/2020	$10.76	3.23%	0.58%	0.45%	2.62%	17%	$161
Year Ended 10/31/2019	$10.70	8.32%	0.57%	0.45%	2.94%	12%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class V
Year Ended 10/31/2023	$9.44	0.23	(0.09)(c)	0.14	(0.23)	—	(0.23)
Year Ended 10/31/2022	$10.66	0.21	(1.21)	(1.00)	(0.22)	(0.00)(d)	(0.22)
Year Ended 10/31/2021	$10.72	0.22	(0.05)	0.17	(0.22)	(0.01)	(0.23)
Year Ended 10/31/2020	$10.67	0.25	0.05	0.30	(0.25)	—	(0.25)
Year Ended 10/31/2019	$10.15	0.28	0.53	0.81	(0.29)	—	(0.29)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.
(d)	Rounds to zero.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	10/31/2020	10/31/2019
Class C	0.25%	0.30%
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class V
Year Ended 10/31/2023	$9.35	1.45%	0.89%	0.70%	2.35%	30%	$3,784
Year Ended 10/31/2022	$9.44	(9.52%)	0.83%(e)	0.69%(e),(f)	2.08%	2%	$6,886
Year Ended 10/31/2021	$10.66	1.59%	0.84%	0.71%(f)	2.04%	9%	$8,615
Year Ended 10/31/2020	$10.72	2.88%	0.83%	0.70%(f)	2.37%	17%	$8,979
Year Ended 10/31/2019	$10.67	8.06%	0.83%	0.70%(f)	2.69%	12%	$9,167
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	17

Notes to Financial Statements
October 31, 2023
Note 1. Organization
Columbia Connecticut Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class and Institutional 3 Class are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
The Board of Trustees of the Fund approved a Plan of Liquidation and Termination pursuant to which the Fund was liquidated and terminated. Effective at the open of business on April 14, 2023, the Fund was closed to new investors, and any applicable contingent deferred sales charges were waived on redemptions and exchanges out of the Fund. The Fund was liquidated on November 7, 2023, at which time the Fund’s shareholders received a liquidating distribution in an amount equal to the net asset value of their Fund shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
18	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	19

Notes to Financial Statements  (continued)
October 31, 2023
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2023 was 0.47% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
20	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
For the year ended October 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 3 Class	0.01
Class V	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2023, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25%  of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.45% of the average daily net assets attributable to Class C shares of the Fund.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended October 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	5,009
Class C	—	1.00(b)	—
Class V	4.75	0.50 - 1.00(c)	—

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	21

Notes to Financial Statements  (continued)
October 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	March 1, 2023 through February 29, 2024	Prior to March 1, 2023
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.26	1.26
Institutional Class	0.56	0.56
Institutional 3 Class	0.47	0.46
Class V	0.71	0.71
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2023, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation, distributions, re-characterization of distributions for investments and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,115	2	(2,117)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
22	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2023				Year Ended October 31, 2022
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
5,035	1,433,100	—	1,438,135	—	1,769,786	41,928	1,811,714
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	122,244	—	(3,831,128)	—
At October 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
34,213,195	—	—	—
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended October 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(89,803)	(3,741,325)	(3,831,128)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $16,000,000 and $81,884,996, respectively, for the year ended October 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
October 31, 2023
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2023.
Note 7. Line of credit
The Fund had access to a revolving credit facility, which expired on October 26, 2023, with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund had the ability to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. In connection with the pending liquidation and dissolution of the Fund, the Fund did not require access to the credit facility and, therefore, was not added as a potential borrower under the amended and restated credit facility agreement, dated October 26, 2023. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which was an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permitted aggregate borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended October 31, 2023.
Note 8. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
24	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
October 31, 2023
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Connecticut Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Connecticut Intermediate Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Exempt- interest dividends
99.65%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	170	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
28	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	168	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168	None
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	168	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
30	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021; Co-President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	170	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
32	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Connecticut Intermediate Municipal Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	33

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
34	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund.  The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023	35

Approval of Management Agreement  (continued)
(Unaudited)
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
36	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2023

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Columbia Connecticut Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN131_10_N01_(12/23)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2023 and October 31, 2022 are approximately as follows:

2023	2022
$180,500	$177,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2023 and October 31, 2022 are approximately as follows:

2023	2022
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended October 31, 2023 and October 31, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2023 and October 31, 2022 are approximately as follows:

2023	2022
$75,000	$78,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended October 31, 2023 and October 31, 2022, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2023 and October 31, 2022 are approximately as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2023 and October 31, 2022 are approximately as follows:

2023	2022
$557,000	$535,000

In fiscal years 2023 and 2022, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2023 and October 31, 2022 are approximately as follows:

2023	2022
$632,000	$613,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	December 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	December 20, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	December 20, 2023

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	December 20, 2023